EXECUTION VERSION 1 150558160_4 FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of December 23, 2021, among FEDERAL SIGNAL CORPORATION, a Delaware corporation (“US Borrower”), FST CANADA INC., an Ontario corporation (“FST Canada” and, together with the US Borrower, the “Borrowers”), each of the Lenders (as defined below) party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below. The Borrowers, the lenders party thereto (the “Lenders”), and the Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement, dated as of July 30, 2019 (as amended, restated, supplemented or modified prior to the date hereof, the “Existing Credit Agreement”). The Borrowers have requested, and subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders party hereto have agreed to amend certain provisions of the Credit Agreement as more specifically set forth herein. In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows: 1. Amendments. Subject to the terms and conditions set forth herein and the effectiveness of this Amendment in accordance with its terms, the parties hereto agree that: (a) the Existing Credit Agreement is hereby amended, (a) to delete red or green stricken text (indicated textually in the same manner as the following examples: stricken text and stricken text) and (b) to add the blue or green double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case, as set forth in the conformed copy of the Credit Agreement attached as Annex A hereto; and (b) Exhibits B, D and E to the Credit Agreement are hereby amended in their entirety to read as set forth in the attached Annex B hereto. 2. Conditions to Effectiveness. This Amendment shall be deemed to be effective upon (a) the Administrative Agent receiving counterparts of this Amendment executed by the Administrative Agent, the Lenders and the Borrowers and (b) unless otherwise agreed to by the Administrative Agent, the Administrative Agent being paid or reimbursed for all reasonable fees and out-of-pocket charges and other expenses incurred in connection with this Amendment, including, without limitation, the reasonable documented fees of counsel for the Administrative Agent. 3. Effect of Amendments. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. 4. Representations and Warranties/No Default. By its execution hereof, (a) each Borrower represents and warrants that after giving effect to this Amendment (i) the representations and warranties contained in the Credit Agreement and each other Loan

2 150558160_4 Document (including this Amendment) are true and correct in all material respects on and as of the date hereof (except to the extent that any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case such representation and warranty shall be true, correct and complete in all respects), other than any such representations or warranties that, by their express terms, refer to an earlier date, in which case they shall have been true and correct in all material respects on and as of such earlier date (except to the extent that any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case such representation and warranty shall be true, correct and complete in all respects), and (ii) no Default or Event of Default has occurred and is continuing as of the effective date hereof or will occur after giving effect to this Amendment; and (b) each Borrower hereby certifies, represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that (a) it is duly authorized to execute and deliver this Amendment, and to perform its obligations under this Amendment; (b) this Amendment has been duly executed and delivered on behalf of its duly authorized representative; (c) this Amendment constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and (d) its execution, delivery and performance of this Amendment do not violate or constitute a breach of (i) any of its articles of incorporation (or corporate charter or other similar organizational documents) or its bylaws (or similar document), (ii) any material agreement or instrument to which such party is a party, or (iii) any Applicable Law to which it or its properties or operations is subject. 5. Acknowledgment and Consent. By its execution hereof, each Borrower (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and acknowledges that the covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Notes and the other Loan Documents to which it is a party remain in full force and effect, (c) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting, (d) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents and (e) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Person’s obligations under the Loan Documents. 6. Miscellaneous. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. This Amendment is a Loan Document and is subject to the terms and conditions of the Credit Agreement. This Amendment shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.

3 150558160_4 [The remainder of this page is intentionally left blank.]

Federal Signal Corporation First Amendment to Second Amended and Restated Credit Agreement Signature Page IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written. BORROWERS: FEDERAL SIGNAL CORPORATION, as US Borrower By: _________________________________________ Name: Title: By: _________________________________________ Name: Title: FST CANADA INC., as a Non-US Borrower By: _________________________________________ Name: Title: [Signature Pages Continue]

Federal Signal Corporation First Amendment to Second Amended and Restated Credit Agreement Signature Page WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender and a Lender By: ___________________________________ Name: Title:

Federal Signal Corporation First Amendment to Second Amended and Restated Credit Agreement Signature Page JPMORGAN CHASE BANK, N.A., as a Lender By: ___________________________________ Name: JPMORGAN CHASE BANK, N.A. TORONTO BRANCH, as a Lender By: ___________________________________ Name:

Federal Signal Corporation First Amendment to Second Amended and Restated Credit Agreement Signature Page KEYBANK NATIONAL ASSOCIATION, as a Lender By: ___________________________________ Name: Title:

Federal Signal Corporation First Amendment to Second Amended and Restated Credit Agreement Signature Page PNC BANK, NATIONAL ASSOCIATION, as a Lender By: ___________________________________ Name:

Federal Signal Corporation First Amendment to Second Amended and Restated Credit Agreement Signature Page TRUIST BANK (successor by merger to SunTrust Bank), as a Lender By: ___________________________________ Name:

Federal Signal Corporation First Amendment to Second Amended and Restated Credit Agreement Signature Page U.S. BANK NATIONAL ASSOCIATION, as a Lender By: ___________________________________ Name:

150558160_4 ANNEX A Amended Credit Agreement [See attached]

FINAL VERSION 152003688_8 Published CUSIP Numbers: 31396DAF5 Revolving Credit CUSIP Number: 31396DAG3 $500,000,000 SECOND AMENDED AND RESTATED CREDIT AGREEMENT (as amended by that certain First Amendment dated as of December 23, 2021) dated as of July 30, 2019, by and among FEDERAL SIGNAL CORPORATION, as US Borrower, FST CANADA INC., as a Non-US Borrower, certain other Foreign Subsidiaries of US Borrower from time to time parties hereto as Non-US Borrowers, the Lenders referred to herein, as Lenders, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender and Issuing Lender, JPMORGAN CHASE BANK, N.A. as Syndication Agent, KEYBANK NATIONAL ASSOCIATION, PNC BANK, NATIONAL ASSOCIATION and TRUIST BANK as Documentation Agents WELLS FARGO SECURITIES, LLC, and JPMORGAN CHASE BANK, N.A., as Joint Lead Arrangers and Joint Bookrunners

TABLE OF CONTENTS Page -i- 152003688_8 ARTICLE I DEFINITIONS ............................................................................................................ 1 Section 1.1 Definitions ............................................................................................................ 1 Section 1.2 Other Definitions and Provisions ........................................................................ 35 Section 1.3 Accounting Terms ............................................................................................... 36 Section 1.4 UCC Terms ......................................................................................................... 36 Section 1.5 Rounding ............................................................................................................. 36 Section 1.6 References to Agreement and Laws ................................................................... 36 Section 1.7 Times of Day ...................................................................................................... 37 Section 1.8 Letter of Credit Amounts .................................................................................... 37 Section 1.9 Guarantees .......................................................................................................... 37 Section 1.10 Covenant Compliance Generally ........................................................................ 37 Section 1.11 Exchange Rates; Currency Equivalents .............................................................. 37 Section 1.12 Change of Currency ............................................................................................ 38 Section 1.13 Limited Condition Acquisitions .......................................................................... 38 Section 1.14 Divisions ............................................................................................................. 39 Section 1.15 Rates ................................................................................................................... 39 ARTICLE II REVOLVING CREDIT FACILITY ......................................................................... 40 Section 2.1 Revolving Credit Loans ...................................................................................... 40 Section 2.2 Swingline Loans ................................................................................................. 40 Section 2.3 Procedure for Advances of Revolving Credit Loans and Swingline Loans........ 42 Section 2.4 Repayment and Prepayment of Revolving Credit and Swingline Loans ............ 43 Section 2.5 Reserved ............................................................................................................. 44 Section 2.6 Termination of Revolving Credit Facility ........................................................... 44 ARTICLE III LETTER OF CREDIT FACILITY ........................................................................... 44 Section 3.1 L/C Facility ......................................................................................................... 44 Section 3.2 Procedure for Issuance of Letters of Credit ........................................................ 45 Section 3.3 Commissions and Other Charges ........................................................................ 46 Section 3.4 L/C Participations ............................................................................................... 46 Section 3.5 Reimbursement Obligation of the US Borrower ................................................ 47 Section 3.6 Obligations Absolute .......................................................................................... 48 Section 3.7 Effect of Letter of Credit Application ................................................................. 49 Section 3.8 Resignation of Issuing Lenders ........................................................................... 49

TABLE OF CONTENTS (continued) Page ii 152003688_8 Section 3.9 Reporting of Letter of Credit Information and L/C Commitment ...................... 49 Section 3.10 Letters of Credit Issued for Subsidiaries ............................................................. 50 ARTICLE IV RESERVED .............................................................................................................. 50 ARTICLE V GENERAL LOAN PROVISIONS ............................................................................ 50 Section 5.1 Interest ................................................................................................................ 50 Section 5.2 Notice and Manner of Conversion or Continuation of Loans ............................. 51 Section 5.3 Fees ..................................................................................................................... 52 Section 5.4 Manner of Payment ............................................................................................. 52 Section 5.5 Evidence of Indebtedness ................................................................................... 53 Section 5.6 Sharing of Payments by Lenders ........................................................................ 54 Section 5.7 Administrative Agent’s Clawback ...................................................................... 54 Section 5.8 Changed Circumstances ...................................................................................... 55 Section 5.9 Indemnity ............................................................................................................ 57 Section 5.10 Increased Costs ................................................................................................... 57 Section 5.11 Taxes ................................................................................................................... 59 Section 5.12 Mitigation Obligations; Replacement of Lenders ............................................... 62 Section 5.13 Incremental Loans ............................................................................................... 63 Section 5.14 Cash Collateral .................................................................................................... 66 Section 5.15 Defaulting Lenders ............................................................................................. 67 Section 5.16 Non-US Borrowers ............................................................................................. 69 Section 5.17 Designated Lenders ............................................................................................. 70 ARTICLE VI CONDITIONS OF CLOSING AND BORROWING ............................................... 70 Section 6.1 Conditions to Closing and Initial Extensions of Credit ...................................... 70 Section 6.2 Conditions to All Extensions of Credit ............................................................... 74 ARTICLE VII REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES .......... 75 Section 7.1 Organization; Power; Qualification .................................................................... 75 Section 7.2 Ownership ........................................................................................................... 75 Section 7.3 Authorization; Enforceability ............................................................................. 75 Section 7.4 Compliance of Agreement, Loan Documents and Borrowing with Laws, Etc ....................................................................................................................... 76 Section 7.5 Compliance with Law; Governmental Approvals .............................................. 76 Section 7.6 Tax Returns and Payments ................................................................................. 76 Section 7.7 Intellectual Property Matters .............................................................................. 77

TABLE OF CONTENTS (continued) Page iii 152003688_8 Section 7.8 Environmental Matters ....................................................................................... 77 Section 7.9 Employee Benefit Matters .................................................................................. 78 Section 7.10 Margin Stock ...................................................................................................... 79 Section 7.11 Government Regulation ...................................................................................... 79 Section 7.12 Reserved ............................................................................................................. 80 Section 7.13 Employee Relations ............................................................................................ 80 Section 7.14 Burdensome Provisions ...................................................................................... 80 Section 7.15 Financial Statements ........................................................................................... 80 Section 7.16 No Material Adverse Change ............................................................................. 80 Section 7.17 Solvency ............................................................................................................. 80 Section 7.18 Title to Properties................................................................................................ 80 Section 7.19 Litigation ............................................................................................................. 80 Section 7.20 Anti-Corruption Laws; Anti-Money Laundering Laws and Sanctions ............... 80 Section 7.21 Absence of Defaults ............................................................................................ 81 Section 7.22 Senior Indebtedness Status ................................................................................. 81 Section 7.23 Disclosure ........................................................................................................... 81 ARTICLE VIII AFFIRMATIVE COVENANTS ............................................................................... 81 Section 8.1 Financial Statements and Budgets ...................................................................... 82 Section 8.2 Certificates; Other Reports ................................................................................. 82 Section 8.3 Notice of Litigation and Other Matters ............................................................... 84 Section 8.4 Preservation of Corporate Existence and Related Matters .................................. 84 Section 8.5 Maintenance of Property and Licenses ............................................................... 85 Section 8.6 Insurance ............................................................................................................. 85 Section 8.7 Accounting Methods and Financial Records ...................................................... 85 Section 8.8 Payment of Taxes and Other Obligations ........................................................... 85 Section 8.9 Compliance with Laws and Approvals ............................................................... 85 Section 8.10 Environmental Laws ........................................................................................... 86 Section 8.11 Compliance with ERISA .................................................................................... 86 Section 8.12 Compliance with Agreements ............................................................................. 86 Section 8.13 Visits and Inspections ......................................................................................... 86 Section 8.14 Additional Subsidiaries ....................................................................................... 86 Section 8.15 Reserved ............................................................................................................. 88

TABLE OF CONTENTS (continued) Page iv 152003688_8 Section 8.16 Use of Proceeds .................................................................................................. 88 Section 8.17 Reserved ............................................................................................................. 88 Section 8.18 Compliance with Anti-Corruption Laws; Beneficial Ownership Regulation; Anti-Money Laundering Laws and Sanctions ................................. 88 Section 8.19 Corporate Governance ........................................................................................ 88 Section 8.20 Further Assurances ............................................................................................. 88 Section 8.21 Post-Closing Matters ........................................................................................... 89 ARTICLE IX NEGATIVE COVENANTS ...................................................................................... 89 Section 9.1 Indebtedness ....................................................................................................... 89 Section 9.2 Liens ................................................................................................................... 90 Section 9.3 Investments ......................................................................................................... 92 Section 9.4 Fundamental Changes ......................................................................................... 94 Section 9.5 Asset Dispositions............................................................................................... 95 Section 9.6 Restricted Payments ............................................................................................ 96 Section 9.7 Transactions with Affiliates ................................................................................ 97 Section 9.8 Accounting Changes; Organizational Documents .............................................. 98 Section 9.9 Payments and Modifications of Subordinated Indebtedness .............................. 98 Section 9.10 No Further Negative Pledges; Restrictive Agreements ...................................... 98 Section 9.11 Nature of Business .............................................................................................. 99 Section 9.12 Reserved ............................................................................................................ 99 Section 9.13 Sale Leasebacks .................................................................................................. 99 Section 9.14 Reserved ............................................................................................................. 99 Section 9.15 Financial Covenants ............................................................................................ 99 Section 9.16 Disposal of Subsidiary Interests ....................................................................... 100 Section 9.17 Canadian Defined Benefit Plans ....................................................................... 100 ARTICLE X DEFAULT AND REMEDIES ................................................................................ 100 Section 10.1 Events of Default .............................................................................................. 100 Section 10.2 Remedies ........................................................................................................... 102 Section 10.3 Rights and Remedies Cumulative; Non-Waiver; etc ........................................ 102 Section 10.4 Crediting of Payments and Proceeds ................................................................ 103 Section 10.5 Administrative Agent May File Proofs of Claim .............................................. 105 Section 10.6 Credit Bidding .................................................................................................. 105 ARTICLE XI THE ADMINISTRATIVE AGENT ....................................................................... 106

TABLE OF CONTENTS (continued) Page v 152003688_8 Section 11.1 Appointment and Authority .............................................................................. 106 Section 11.2 Rights as a Lender ............................................................................................. 106 Section 11.3 Exculpatory Provisions ..................................................................................... 107 Section 11.4 Reliance by the Administrative Agent .............................................................. 108 Section 11.5 Delegation of Duties ......................................................................................... 108 Section 11.6 Resignation of Administrative Agent ............................................................... 108 Section 11.7 Non-Reliance on Administrative Agent and Other Lenders ............................. 109 Section 11.8 No Other Duties, Etc ......................................................................................... 109 Section 11.9 Collateral and Guaranty Matters ....................................................................... 110 Section 11.10 Secured Hedge Agreements and Secured Cash Management Agreements ...... 110 Section 11.11 Erroneous Payments ......................................................................................... 110 ARTICLE XII MISCELLANEOUS ................................................................................................ 111 Section 12.1 Notices .............................................................................................................. 111 Section 12.2 Amendments, Waivers and Consents ............................................................... 113 Section 12.3 Expenses; Indemnity ......................................................................................... 115 Section 12.4 Right of Setoff .................................................................................................. 117 Section 12.5 Governing Law; Jurisdiction, Etc ..................................................................... 118 Section 12.6 Waiver of Jury Trial .......................................................................................... 118 Section 12.7 Reversal of Payments ........................................................................................ 119 Section 12.8 Injunctive Relief ............................................................................................... 119 Section 12.9 Successors and Assigns; Participations ............................................................ 119 Section 12.10 Treatment of Certain Information; Confidentiality ........................................... 123 Section 12.11 Performance of Duties ...................................................................................... 124 Section 12.12 All Powers Coupled with Interest ..................................................................... 124 Section 12.13 Survival ............................................................................................................. 124 Section 12.14 Titles and Captions ........................................................................................... 124 Section 12.15 Severability of Provisions ................................................................................. 125 Section 12.16 Counterparts; Integration; Effectiveness; Electronic Execution ....................... 125 Section 12.17 Term of Agreement ........................................................................................... 125 Section 12.18 USA PATRIOT Act; Anti-Money Laundering Laws ....................................... 125 Section 12.19 Independent Effect of Covenants ...................................................................... 125 Section 12.20 No Advisory or Fiduciary Responsibility ......................................................... 126

TABLE OF CONTENTS
(continued)

Page

Section 12.21	Amendment and Restatement; No Novation	126
Section 12.22	Inconsistencies with Other Documents	127
Section 12.23	Anti-Money Laundering Legislation	127
Section 12.24	Maximum Amount	127
Section 12.25	Judgment Currency	128
Section 12.26	Acknowledgement and Consent to Bail-In of EEA Financial Institutions	128
Section 12.27	Certain ERISA Matters	129
Section 12.28	Acknowledgement Regarding Any Support QFCs	130

EXHIBITS

Exhibit A-1	-	Form of Revolving Credit Note
Exhibit A-2	-	Form of Swingline Note
Exhibit A-3	-	Form of Non-US Revolving Credit Note
Exhibit B	-	Form of Notice of Borrowing
Exhibit C	-	Form of Notice of Account Designation
Exhibit D	-	Form of Notice of Prepayment
Exhibit E	-	Form of Notice of Conversion/Continuation
Exhibit F	-	Form of Officer's Compliance Certificate
Exhibit G	-	Form of Assignment and Assumption
Exhibit H-1	-	Form of U.S. Tax Compliance Certificate (Non-Partnership Foreign Lenders)
Exhibit H-2	-	Form of U.S. Tax Compliance Certificate (Non-Partnership Foreign Participants)
Exhibit H-3	-	Form of U.S. Tax Compliance Certificate (Foreign Participant Partnerships)
Exhibit H-4	-	Form of U.S. Tax Compliance Certificate (Foreign Lender Partnerships)
Exhibit I	-	Form of Notice of Non-US Borrower

SCHEDULES

Schedule 1.1(a)	-	Existing Letters of Credit
Schedule 1.1(b)	-	Commitments and Commitment Percentages
Schedule 7.1	-	Jurisdictions of Organization and Qualification
Schedule 7.2	-	Subsidiaries and Capitalization
Schedule 7.6	-	Tax Matters
Schedule 7.9	-	ERISA Plans
Schedule 7.13	-	Labor and Collective Bargaining Agreements
Schedule 7.18	-	Real Property
Schedule 8.21	-	Post-Closing Matters
Schedule 9.1	-	Existing Indebtedness
Schedule 9.2	-	Existing Liens
Schedule 9.3	-	Existing Loans, Advances and Investments
Schedule 9.7	-	Transactions with Affiliates

vi

152003688_8

1 152003688_8 SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 30, 2019, by and among FEDERAL SIGNAL CORPORATION, a Delaware corporation (“US Borrower”), FST CANADA INC. (“FST Canada”) , an Ontario corporation, and certain Foreign Subsidiaries of US Borrower joined from time to time as a Borrower pursuant to Section 5.16 (collectively, the “Non-US Borrowers” and each a “Non-US Borrower”, together with the US Borrower, collectively the “Borrowers”), the lenders who are party to this Agreement and the lenders who may become a party to this Agreement pursuant to the terms hereof, as Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders. STATEMENT OF PURPOSE A. The US Borrower, certain financial institutions as lenders and Wells Fargo as Administrative Agent entered into the Amended and Restated Credit Agreement, dated as of January 27, 2016 (as amended, the “Existing Credit Agreement”). B. The parties wish to amend and restate the Existing Credit Agreement in its entirety. C. The parties hereto intend that this Agreement and the Loan Documents executed in connection herewith not effect a novation of the obligations of the US Borrower under the Existing Credit Agreement but merely a restatement, and where applicable, an amendment to the terms governing said obligations. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows: ARTICLE I DEFINITIONS SECTION 1.1 Definitions. The following terms when used in this Agreement shall have the meanings assigned to them below: “2008 Sale-Leaseback Transaction” means, collectively, (a) those certain sale-leaseback transactions entered into by the US Borrower pursuant to that certain Lease, dated July 2, 2008 by and between Elgin Sweeper Company and CenterPoint Properties Trust for the lease of 1300 W. Bartlett Road, Elgin, IL and that certain Agreement of Purchase and Sale related thereto and (b) that certain Lease, dated July 2, 2008 by and between Federal Signal Corporation and CenterPoint Properties Trust for the lease of 2645 Federal Signal Drive, University Park, IL and that certain Agreement of Purchase and Sale related thereto. “Acquisition” means any acquisition, or any series of related acquisitions, consummated on or after the date of this Agreement, by which any Credit Party or any of its Subsidiaries (a) acquires any business or all or substantially all of the assets of any Person, or business unit, line of business or division thereof, whether through purchase of assets, exchange, issuance of stock or other equity or debt securities, merger, reorganization, amalgamation, division or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of members of the board of directors or the equivalent governing body (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.

2 152003688_8 “Adjusted Eurocurrency Rate” means, as to any Loan denominated in any applicable currency (other than Sterling) for any Interest Period, a rate per annum determined by the Administrative Agent pursuant to the following formula: “Administrative Agent” means Wells Fargo, in its capacity as Administrative Agent hereunder, and any successor thereto appointed pursuant to Section 11.6. “Administrative Agent’s Office” means, with respect to any currency, the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 12.1(c) with respect to such currency. “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agreement” means this Second Amended and Restated Credit Agreement. “Agreement Currency” has the meaning assigned thereto in Section 12.25. “Alternative Currency” means the Euro, Sterling and the Canadian Dollar. “Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or the applicable Issuing Lender, as applicable, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars. “Alternative Currency Sublimit” means an amount equal to the lesser of the Revolving Credit Commitment and the Dollar Equivalent of $200,000,000. The Alternative Currency Sublimit is part of, and not in addition to, the Revolving Credit Commitment. “AML Legislation” has the meaning assigned thereto in Section 12.23. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction from time to time concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder and the U.K. Bribery Act of 2010 and the rules and regulations thereunder. “Anti-Money Laundering Laws” means any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules related to terrorism financing, money laundering, any predicate crime to money laundering or any financial record keeping, including any applicable provision of Adjusted Eurocurrency Rate = Eurocurrency Rate for such currency for such Interest Period 1.00 - Eurocurrency Reserve Percentage

3 152003688_8 the Patriot Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959). “Applicable Law” means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of Governmental Authorities and all orders and decrees of all courts and arbitrators. “Applicable Margin” means the corresponding percentages per annum as set forth below based on the Consolidated Total Net Leverage Ratio: Pricing Level Consolidated Total Net Leverage Ratio Commitment Fee Eurocurrency Rate and SONIA Daily Rate + Base Rate + I Greater than 3.00 to 1.00 0.250% 1.750% 0.750% II Greater than 2.50 to 1.00, but less than or equal to 3.00 to 1.00 0.225% 1.500% 0.500% III Greater than 2.00 to 1.00, but less than or equal to 2.50 to 1.00 0.200% 1.375% 0.375% IV Greater than 1.50 to 1.00 but less than or equal to 2.00 to 1.00 0.150% 1.125% 0.125% V Less than or equal to 1.50 to 1.00 0.100% 1.000% 0.000% The Applicable Margin shall be determined and adjusted quarterly on the date five (5) Business Days after the day on which the US Borrower provides an Officer’s Compliance Certificate pursuant to Section 8.2(a) for the most recently ended fiscal quarter of the US Borrower (each such date, a “Calculation Date”); provided that (a) the Applicable Margin shall be based on Pricing Level V until the first Calculation Date occurring after September 30, 2019 and, thereafter the Pricing Level shall be determined by reference to the Consolidated Total Net Leverage Ratio as of the last day of the most recently ended fiscal quarter of the US Borrower preceding the applicable Calculation Date, and (b) if the US Borrower fails to provide an Officer’s Compliance Certificate when due as required by Section 8.2(a) for the most recently ended fiscal quarter of the US Borrower preceding the applicable Calculation Date, the Applicable Margin from the date on which such Officer’s Compliance Certificate was required to have been delivered shall be based on Pricing Level I until such time as such Officer’s Compliance Certificate is provided, at which time the Pricing Level shall be determined by reference to the Consolidated Total Net Leverage Ratio as of the last day of the most recently ended fiscal quarter of the US Borrower preceding such Calculation Date. Except as provided in the foregoing sentence, the applicable Pricing Level shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Pricing Level shall be applicable to all Extensions of Credit then existing or subsequently made or issued. Notwithstanding the foregoing, in the event that any financial statement or Officer’s Compliance Certificate delivered pursuant to Section 8.1 or 8.2(a) is shown to be inaccurate (regardless of whether (i) this Agreement is in effect, (ii) any Commitments are in effect, or (iii) any Extension of Credit is outstanding when such inaccuracy is discovered or such financial statement or Officer’s Compliance Certificate was delivered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, then (A) the US Borrower shall promptly (and in any case within five (5) Business Days) deliver to the Administrative Agent a corrected Officer’s Compliance Certificate for such Applicable Period, (B) the Applicable Margin for such Applicable Period shall be determined as if the Consolidated Total Net Leverage Ratio in the corrected Officer’s Compliance Certificate were applicable for such Applicable Period, and (C) the US Borrower shall promptly (and in any case within five (5) Business Days) and

4 152003688_8 retroactively be obligated to pay to the Administrative Agent the accrued additional interest and fees owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with Section 5.4. Nothing in this paragraph shall limit the rights of the Administrative Agent and Lenders with respect to Sections 5.1(b) and 10.2 nor any of their other rights under this Agreement or any other Loan Document. The US Borrower’s obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder. The Applicable Margins set forth above shall be increased as, and to the extent, required by Section 5.13. “Applicable Time” means, with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or an Issuing Lender, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arrangers” means Wells Fargo Securities, LLC, and JPMorgan Chase Bank, N.A. in their capacities as joint lead arrangers and joint bookrunners. “Asset Disposition” means the sale, transfer, license, lease or other disposition of any Property (including any division or disposition of Capital Stock) by any Credit Party or any Subsidiary thereof (or the granting of any option or other right to do any of the foregoing), and any issuance of Capital Stock by any Subsidiary of the US Borrower to any Person that is not a Credit Party or any Subsidiary thereof. The term “Asset Disposition” shall not include (a) the sale of inventory in the ordinary course of business, (b) the transfer of assets to the US Borrower or any Subsidiary Guarantor pursuant to any other transaction permitted pursuant to Section 9.4, (c) the write-off, discount, sale or other disposition of defaulted or past- due receivables and similar obligations in the ordinary course of business and not undertaken as part of an accounts receivable financing transaction, (d) the disposition of any Hedge Agreement, (e) dispositions of Investments in cash and Cash Equivalents, (f) the transfer by any Credit Party of its assets to any other Credit Party, (g) the transfer by any Non-Guarantor Subsidiary of its assets to any Credit Party (provided that in connection with any new transfer, such Credit Party shall not pay more than an amount equal to the fair market value of such assets as determined in good faith at the time of such transfer) and (h) the transfer by any Non-Guarantor Subsidiary of its assets to any other Non-Guarantor Subsidiary. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 12.9), and accepted by the Administrative Agent, in substantially the form attached as Exhibit G or any other form approved by the Administrative Agent. “Attributable Indebtedness” means, on any date of determination, (a) in respect of any Finance Lease Obligation of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease, the capitalized amount or principal amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Finance Lease Obligation. “Available Amount” means, at any date of determination (the applicable “Available Amount Reference Date”), an amount equal to, without duplication:

5 152003688_8 (x) the sum of the cumulative amount of 50% of (i) the Consolidated Net Income, plus (ii) non-cash charges in an amount not to exceed $10,000,000 to the extent deducted in determining Consolidated Net Income, minus (iii) non-cash gains against in an amount not to exceed $10,000,000 to the extent included in determining Consolidated Net Income, in each case for each fiscal quarter after the Closing Date and on or prior to the Available Amount Reference Date; minus: (y) the sum of: (i) a cumulative amount of 100% of (i) the Consolidated Net Loss, plus (ii) non-cash charges in an amount not to exceed $10,000,000 to the extent deducted in determining Consolidated Net Loss, minus (iii) non-cash gains against in an amount not to exceed $10,000,000 to the extent included in determining Consolidated Net Loss, in each case for each fiscal quarter after the Closing Date and on or prior to the Available Amount Reference Date; plus (ii) the aggregate amount of the Restricted Payments made pursuant to Section 9.6(f) after the Closing Date and on or prior to the Available Amount Reference Date; plus (iii) the aggregate amount of the Investments made pursuant to Section 9.3(o) after the Closing Date and on or prior to the Available Amount Reference Date. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means 11 U.S.C. §§ 101 et seq. “Base Rate” means, at any time, the highest of (a) the Prime Rate, (b) the Federal Funds Rate plus 0.50% and (c) the Adjusted Eurocurrency Rate for Dollars for an Interest Period of one month plus 1%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or the Adjusted Eurocurrency Rate for Dollars (provided that clause (c) shall not be applicable during any period in which the Adjusted Eurocurrency Rate for Dollars is unavailable or unascertainable). “Base Rate Loan” means any Loan bearing interest at a rate based upon the Base Rate as provided in Section 5.1(a). All Base Rate Loans are only available to the US Borrower and Loans denominated in Dollars. “Benchmark” means, initially, with respect to any (a) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to Dollars, the USD LIBOR Rate; provided that if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to the USD LIBOR Rate or the then-current Benchmark, then

6 152003688_8 “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has become effective pursuant to Section 5.8(c), (b) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Sterling, SONIA; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SONIA or the then-current Benchmark for such Currency, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has become effective pursuant to Section 5.8(c), (c) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Euros, EURIBOR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to EURIBOR or the then-current Benchmark for such Currency, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has become effective pursuant to Section 5.8(c) and (d) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Canadian Dollars, CDOR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to CDOR or the then-current Benchmark for such Currency, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has become effective pursuant to Section 5.8(c). “Benchmark Replacement” means the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the US Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the then existing Benchmark for syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then existing Benchmark with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the US Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then existing Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then- prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then existing Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities at such time. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement). “Benchmark Replacement Date” means the earlier to occur of the following events with respect to the then existing Benchmark:

7 152003688_8 (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of the applicable Benchmark permanently or indefinitely ceases to provide the applicable Benchmark; and (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein. “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then existing Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of the applicable Benchmark announcing that such administrator has ceased or will cease to provide the applicable Benchmark, permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the applicable Benchmark; (b) a public statement or publication of information by the regulatory supervisor for the administrator of the applicable Benchmark, the central bank for the currency of the applicable Benchmark, an insolvency official with jurisdiction over the administrator for the applicable Benchmark, a resolution authority with jurisdiction over the administrator for the applicable Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the applicable Benchmark, which states that the administrator of the applicable Benchmark has ceased or will cease to provide the applicable Benchmark permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the applicable Benchmark; or (c) a public statement or publication of information by the regulatory supervisor for the administrator of the applicable Benchmark announcing that the applicable Benchmark is no longer representative. “Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by Section 5.8(c)(i). “Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then existing Benchmark and solely to the extent that the then existing Benchmark has not been replaced with a Benchmark Replacement, the period (a) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then existing Benchmark for all purposes hereunder in accordance with Section 5.8(c) and (b) ending at the time that a Benchmark Replacement has replaced the then existing Benchmark for all purposes hereunder pursuant to Section 5.8(c). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 CFR § 1010.230. “BIA” means the Bankruptcy and Insolvency Act (Canada).

8 152003688_8 “Borrowers” has the meaning assigned thereto in the Preamble. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Applicable Laws of, or are in fact closed in, the state where the Administrative Agent’s Office with respect to Obligations denominated in Dollars is located and: (a) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Dollars, any fundings, disbursements, settlements and payments in Dollars in respect of any such Eurocurrency Rate Loan, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means any such day that is also a Eurocurrency Banking Day; (b) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Eurocurrency Rate Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means a TARGET Day; (c) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Canadian Dollars, any fundings, disbursements, settlements and payments in Canadian Dollars in respect of any such Eurocurrency Rate Loan, or any other dealings in Canadian Dollars to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, any day that is a Business Day described in clause (a) and on which banks are open for business in Toronto, Canada; (d) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in a currency other than Dollars, Canadian Dollars or Euro, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency; and (e) if such day relates to any fundings, disbursements, settlements and payments in a currency other than Dollars, Canadian Dollars or Euro in respect of a Eurocurrency Rate Loan denominated in a currency other than Dollars, Canadian Dollars or Euro, or any other dealings in any currency other than Dollars, Canadian Dollars or Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency. “Calculation Date” has the meaning assigned thereto in the definition of Applicable Margin. “Canadian Credit Party” means any Borrower and any Subsidiary of US Borrower incorporated, organized or formed under the federal or provincial laws of Canada including, without limitation, FST Canada. “Canadian Defined Benefit Plan” means any Canadian Plan which contains a “defined benefit provision” as defined in subsection 147.1(1) of the ITA. “Canadian Dollar” or “CAD” means the lawful currency of Canada. “Canadian Multiemployer Plan” means a “multi-employer pension plan” as defined by Canadian Pension Laws and registered in accordance with Canadian Pension Laws and as to which any Credit Party or any Subsidiary thereof is making, and shall not include any Multiemployer Plan, Employee Benefit Plan, Pension Plan or Canadian Statutory Plan.

9 152003688_8 “Canadian Pension Laws” means the Pension Benefits Act (Ontario), the ITA and any other Canadian federal or provincial pension benefits standards legislation, and the respective regulations thereunder, applicable to a Canadian Plan. “Canadian Pension Plan” means any “registered pension plans” as defined under Section 248(1) or the ITA or any other registered or unregistered pension plan that is a pension plan for the purpose of Canadian Pension Laws and which is maintained, funded, or administered for the employees or former employees of any Credit Party or any Subsidiary thereof, and shall not include any Pension Plan, Multiemployer Plan, Canadian Multiemployer Plan or Canadian Statutory Plan. “Canadian Plans” means any Canadian Multiemployer Plans or Canadian Pension Plans. “Canadian Statutory Plan” means any retirement savings or benefit plan that a Canadian Credit Party is required by Canadian federal or provincial statutes to participate in or contribute to in respect of its employees, including, without limitation, the Canada Pension Plan, the Quebec Pension Plan and plans administered by a governmental body pursuant to Canadian health, workplace safety insurance and employment insurance legislation. “Capital Expenditures” means, with respect to the US Borrower and its Subsidiaries on a Consolidated basis, for any period, (a) the additions to property, plant and equipment and other capital expenditures that are (or would be) set forth in a consolidated statement of cash flows of such Person for such period prepared in accordance with GAAP and (b) Finance Lease Obligations during such period, but excluding expenditures for the restoration, repair or replacement of any fixed or capital asset which was destroyed or damaged, in whole or in part, to the extent financed by the proceeds of an insurance policy maintained by such Person. “Capital Stock” means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests, (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person and (f) any and all warrants, rights or options to purchase any of the foregoing. “Cash Collateralize” means, to deposit in a Controlled Account or to pledge and deposit with, or deliver to the Administrative Agent, or directly to the applicable Issuing Lender (with notice thereof to the Administrative Agent), for the benefit of one or more of the Issuing Lenders, the Swingline Lender or the Lenders, as collateral for L/C Obligations or obligations of the Lenders to fund participations in respect of L/C Obligations or Swingline Loans, cash or deposit account balances or, if the Administrative Agent and the applicable Issuing Lender and the Swingline Lender shall agree, in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent, such Issuing Lender and the Swingline Lender, as applicable. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents” means, collectively, (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency thereof maturing within one hundred twenty (120) days from the date of acquisition thereof, (b) commercial paper maturing no more than one hundred twenty (120) days from the date of creation thereof and currently having the highest rating obtainable from either S&P or Moody’s (or, if at any time either S&P or Moody’s are not rating such fund, an equivalent rating from another nationally recognized statistical rating agency), (c) certificates of deposit maturing no more than

10 152003688_8 one hundred twenty (120) days from the date of creation thereof issued by commercial banks incorporated under the laws of the United States, each having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of “A” or better by S&P or “A2” or better from Moody’s (or, if at any time either S&P or Moody’s are not rating such fund, an equivalent rating from another nationally recognized statistical rating agency); provided that the aggregate amount invested in such certificates of deposit shall not at any time exceed $5,000,000 for any one such certificate of deposit and $10,000,000 for any one such bank, (d) time deposits maturing no more than thirty (30) days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the FDIC or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder or (e) savings or similar accounts (including those invested in money markets) with any Lender party to this Agreement or any commercial bank or trust company having, or which is the principal banking subsidiary of a bank holding company having, a long-term unsecured debt rating of at least “A” or the equivalent thereof from S&P or “A2” or the equivalent thereof from Moody’s. “Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card (including non-card electronic payables and purchasing cards), electronic funds transfer and other cash management arrangements. “Cash Management Bank” means any Person that, (a) at the time it enters into a Cash Management Agreement with a Credit Party, is a Lender, an Affiliate of a Lender, the Administrative Agent or an Affiliate of the Administrative Agent, or (b) at the time it (or its Affiliate) becomes a Lender (including on the Closing Date), is a party to a Cash Management Agreement with a Credit Party, in each case in its capacity as a party to such Cash Management Agreement. “CCAA” means the Companies’ Creditors Arrangement Act (Canada). “CDOR” has the meaning assigned thereto in the definition of “Eurocurrency Rate”. “Change in Control” means an event or series of events by which: (a) (i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a “person” or “group” shall be deemed to have “beneficial ownership” of all Capital Stock that such “person” or “group” has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of more than thirty percent (30%) of the Capital Stock of the US Borrower entitled to vote in the election of members of the board of directors (or equivalent governing body) of the US Borrower or (ii) a majority of the members of the board of directors (or other equivalent governing body) of the US Borrower shall not constitute Continuing Directors; (b) the US Borrower shall cease to beneficially own and control, directly or indirectly, 100% on a fully diluted basis of the economic and voting interest in the Capital Stock of each Guarantor (other than in a transaction permitted by Section 9.4); or (c) there shall have occurred under any indenture or other instrument evidencing any Indebtedness or Capital Stock in excess of $50,000,000 any “change in control” or similar event (as set forth in the indenture, agreement or other evidence of such Indebtedness) obligating the US Borrower or any of its Subsidiaries to repurchase, redeem or repay all or any part of the Indebtedness or Capital Stock provided for therein.

11 152003688_8 “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in implementation thereof and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, implemented or issued. “CIPO” means the Canadian Intellectual Property Office. “Class” means, when used in reference to any Loan, whether such Loan is a Revolving Credit Loan or Swingline Loan and, when used in reference to any Revolving Credit Commitment. “Closing Date” means the date of this Agreement. “Code” means the Internal Revenue Code of 1986, and the rules and regulations promulgated thereunder. “Collateral” means the collateral security for the Secured Obligations pledged or granted pursuant to the Security Documents. “Commitment Fee” has the meaning assigned thereto in Section 5.3(a). “Commitment Percentage” means, as to any Lender, such Lender’s Revolving Credit Commitment Percentage. “Commitments” means, collectively, as to all Lenders, the Revolving Credit Commitments of such Lenders. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated” means, when used with reference to financial statements or financial statement items of any Person, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP. “Consolidated EBITDA” means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the US Borrower and its Subsidiaries in accordance with GAAP: (a) Consolidated Net Income (excluding effects of non-cash adjustments resulting from application of purchase accounting in relation to any Permitted Acquisition) for such period plus (b) the sum of the following, without duplication, to the extent deducted in determining Consolidated Net Income for such period: (i) income and franchise taxes, (ii) Consolidated Interest Expense, (iii) amortization, depreciation and non-cash compensation charges, non-cash restructuring and non-cash impairment charges (except to the extent that such non-cash charges are reserved for cash charges to be taken prior to the Revolving Credit Maturity Date) and other non-cash charges subject to the consent of the Administrative Agent, and (iv)

12 152003688_8 solely for purposes of determining compliance with the financial covenants set forth in Section 9.15 during each of the Fiscal Years ending after January 1, 2019 and before January 1, 2024, deferred gains resulting from the 2008 Sale-Leaseback Transaction in an amount not to exceed $1,900,000 in any Fiscal Year and $8,750,000 in the aggregate for all such Fiscal Years less (c) the sum of the following, without duplication, to the extent included in determining Consolidated Net Income for such period: (i) interest income and (ii) non-cash gains and income. Consolidated EBITDA shall include EBITDA from Permitted Acquisitions on a Pro Forma Basis and shall exclude EBITDA from dispositions on a Pro Forma Basis. “Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date to (b) Consolidated Interest Expense paid in cash for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date. “Consolidated Interest Expense” means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the US Borrower and its Subsidiaries in accordance with GAAP, interest expense (including, without limitation, interest expense attributable to Finance Lease Obligations and all payment obligations, net of receipts, pursuant to Hedge Agreements related to Indebtedness for such period. “Consolidated Net Income” or “Consolidated Net Loss” means, for any period, the net income (or loss) of the US Borrower and its Subsidiaries for such period, determined on a Consolidated basis, without duplication, in accordance with GAAP; provided, that in calculating Consolidated Net Income of the US Borrower and its Subsidiaries for any period, there shall be excluded (a) the net income (or loss) of any Person (other than a Subsidiary which shall be subject to clause (c) below), in which any Borrower or any of its Subsidiaries has a joint interest with a third party, except to the extent such net income is actually paid in cash to the US Borrower or any of its Subsidiaries by dividend or other distribution during such period, (b) the net income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the US Borrower or any of its Subsidiaries or is merged into or consolidated with the US Borrower or any of its Subsidiaries or that Person’s assets are acquired by the US Borrower or any of its Subsidiaries except to the extent included pursuant to the foregoing clause (a), (c) the net income (if positive), of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary to the US Borrower or any of its Subsidiaries of such net income (i) is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary or (ii) would be subject to any taxes payable on such dividends or distributions, but in each case only to the extent of such prohibition or taxes and (d) any gain or loss from Asset Dispositions during such period. “Consolidated Total Indebtedness” means, as of any date of determination with respect to the US Borrower and its Subsidiaries on a Consolidated basis without duplication, the sum of all Indebtedness of the US Borrower and its Subsidiaries excluding (i) commercial letters of credit, (ii) up to $25,000,000 of standby letters of credit exposure pertaining to workers compensation insurance and (iii) up to $25,000,000 of performance and warranty bonds and standby letters of credit that operate as performance and warranty bonds incurred in the ordinary course of business. Notwithstanding the foregoing, and solely for purposes of calculating “Consolidated Total Indebtedness”, all net obligations of any Person pursuant to clause (h) of the definition of “Indebtedness” shall be limited to net obligations of such Person under any Hedge Agreement that has been terminated but not paid. “Consolidated Total Net Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Total Indebtedness on such date minus all unrestricted cash and Cash Equivalents on such date in an aggregate amount not to exceed $50,000,000 in each case that is held in deposit accounts in the United States owned by and under the control of the US Borrower or any of its Subsidiaries and not subject

13 152003688_8 to any restriction as to its use to, (b) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date; provided that for purposes of determining unrestricted domestic cash and Cash Equivalents of the US Borrower and its Subsidiaries for purposes of the incurrence test to permit Indebtedness under Section 9.1(i), the cash proceeds of such Indebtedness shall be excluded from the cash netting described above. “Continuing Directors” means the directors of the US Borrower on the Closing Date and each other director (or equivalent) of the US Borrower, if, in each case, such other Person’s nomination for election to the board of directors of the US Borrower is approved by at least 51% of the then Continuing Directors. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Controlled Account” means each deposit account and securities account that is subject to an account control agreement in form and substance reasonably satisfactory to the Administrative Agent and each of the applicable Issuing Lenders that is entitled to Cash Collateral hereunder at the time such control agreement is executed. “Covenant Holiday” has the meaning assigned thereto in Section 9.15(a)(ii). “Credit Facility” means, collectively, the Revolving Credit Facility, the Swingline Facility and the L/C Facility. “Credit Parties” means, collectively, the Borrowers and the Subsidiary Guarantors. “Criminal Code Section” has the meaning assigned thereto in Section 12.24. “Debtor Relief Laws” means the Bankruptcy Code of the United States of America, the BIA, the CCAA and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States, Canada or other applicable jurisdictions from time to time in effect. “Default” means any of the events specified in Section 10.1 which with the passage of time, the giving of notice or any other condition, would constitute an Event of Default. “Default Rate” has the meaning assigned thereto in Section 5.1(b). “Defaulting Lender” means, subject to Section 5.15(b), any Lender that (a) has failed to (i) fund all or any portion of the Revolving Credit Loans, participations in L/C Obligations or participations in Swingline Loans required to be funded by it hereunder within two Business Days of the date such Loans or participations were required to be funded hereunder unless such Lender notifies the Administrative Agent and the US Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any Issuing Lender, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two Business Days of the date when due, (b) has notified the US Borrower, the Administrative Agent, any Issuing Lender or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such

14 152003688_8 position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the US Borrower, to confirm in writing to the Administrative Agent and the US Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the US Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the FDIC or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 5.15(b)) upon delivery of written notice of such determination to the US Borrower, each Issuing Lender, the Swingline Lender and each Lender. “Designated Lender” has the meaning assigned thereto in Section 5.17. “Disqualified Capital Stock” means any Capital Stock that, by their terms (or by the terms of any security or other Capital Stock into which they are convertible or for which they are exchangeable) or upon the happening of any event or condition, (a) matures or is mandatorily redeemable (other than solely for Qualified Capital Stock), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Capital Stock) (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), in whole or in part, (c) provides for the scheduled payment of dividends in cash or (d) is or become convertible into or exchangeable for Indebtedness or any other Capital Stock that would constitute Disqualified Capital Stock, in each case, prior to the date that is 91 days after the Revolving Loan Maturity Date; provided that if such Capital Stock is issued pursuant to a plan for the benefit of the US Borrower or its Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Capital Stock solely because they may be required to be repurchased by the US Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations. “Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent or the applicable Issuing Lender, as applicable, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency. “Dollars” or “$” means, unless otherwise qualified, dollars in lawful currency of the United States.

15 152003688_8 “Domestic Subsidiary” means any Subsidiary organized under the laws of any political subdivision of the United States. “Early Opt-in Election” means the occurrence of (a) the joint election by the Administrative Agent and the Borrower to incorporate or adopt a new benchmark interest rate to replace the then existing Benchmark for the USD LIBOR Rate for Dollars, and (b) the provision by the Administrative Agent of written notice of such election to the Lenders. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any credit institution or investment firm established in any EEA Member Country. “Electronic Record” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006. “Electronic Signature” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 12.9(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 12.9(b)(iii)). “Employee Benefit Plan” means (a) any employee benefit plan within the meaning of Section 3(3) of ERISA that is maintained for employees of any Credit Party or any ERISA Affiliate or (b) any Pension Plan or Multiemployer Plan that has at any time within the preceding five (5) years been maintained, funded or administered for the employees of any Credit Party or any current or former ERISA Affiliate. For the avoidance of doubt, the term “Employee Benefit Plan” shall not include any Canadian Plan, any Canadian benefit plans or any Canadian Statutory Plans. “Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, accusations, allegations, notices of noncompliance or violation, investigations (other than internal reports prepared by any Person in the ordinary course of business and not in response to any third party action or request of any kind) or proceedings relating in any way to any actual or alleged violation of or liability under any Environmental Law or relating to any permit issued, or any approval given, under any such Environmental Law, including, without limitation, any and all claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to public health or the environment. “Environmental Laws” means any and all federal, foreign, state, provincial and local laws, statutes, ordinances, codes, rules, standards and regulations, permits, licenses, approvals, interpretations and orders

16 152003688_8 of courts or Governmental Authorities, relating to the protection of public health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials. “ERISA” means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder. “ERISA Affiliate” means any Person who together with any Credit Party or any of its Subsidiaries is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA. “Erroneous Payment” has the meaning assigned thereto in Section 11.11(a). “Erroneous Payment Deficiency Assignment” has the meaning assigned thereto in Section 11.11(d). “Erroneous Payment Impacted Class” has the meaning assigned thereto in Section 11.11(d). “Erroneous Payment Return Deficiency” has the meaning assigned thereto in Section 11.11(d). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto), as in effect from time to time. “EURIBOR” has the meaning assigned thereto in the definition of “Eurocurrency Rate”. “EURIBOR Rate” has the meaning assigned thereto in the definition of “Eurocurrency Rate”. “Euro” and “€” mean the single currency of the Participating Member States. “Eurocurrency Banking Day” means, (a) for Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to Dollars, a London Banking Day, (b) for Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to Canadian Dollars, a London Banking Day which is also a day on which banks are open for business in Toronto, Canada, and (c) for Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Euros, a TARGET Day; provided, that for purposes of notice requirements in Sections 2.3(a), 2.4(c), and 5.2, in each case, such day is also a Business Day. “Eurocurrency Rate” means, subject to the implementation of a Benchmark Replacement in accordance with Section 5.8(c): (a) for any Eurocurrency Rate Loan for any Interest Period: (i) denominated in Dollars, the rate of interest per annum equal to the London interbank offered rate for deposits in Dollars (“USD LIBOR”) as administered by the IBA, or a comparable or successor administrator approved by the Administrative Agent, for a period comparable to the applicable Interest Period (in each case, the “USD LIBOR Rate”), at approximately 11:00 a.m. (London time) on the Rate Determination Date; (ii) denominated in Euros, the rate of interest per annum equal to the Euro Interbank Offered Rate (“EURIBOR”) as administered by the European Money Markets Institute, or a comparable or successor administrator approved by the Administrative Agent, for a period

17 152003688_8 comparable to the applicable Interest Period (in each case, the “EURIBOR Rate”), at approximately 11:00 a.m. (Brussels time) on the Rate Determination Date; and (iii) denominated in Canadian Dollars, the rate of interest per annum determined on the basis of the rate for deposits in Canadian Dollars equal to the Canadian Dealer Offered Rate (“CDOR”) for a period equal to the applicable Interest Period which appears on the applicable Reuters Screen Page (or any applicable successor page) at approximately 10:00 a.m. (Toronto, Ontario time) on the Rate Determination Date. If, for any reason, such rate does not appear on the applicable Reuters Screen Page (or any applicable successor page), then “CDOR” shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Canadian Dollars would be offered by first class banks in the Ontario interbank market to the Administrative Agent at approximately 10:00 a.m. (Toronto, Ontario time) on the Rate Determination Date; and (b) for any rate calculation with respect to a Base Rate Loan on any date, the rate of interest per annum equal to USD LIBOR as administered by the IBA, or a comparable or successor administrator approved by the Administrative Agent, for a period comparable to one month, at approximately 11:00 a.m. (London time) two (2) Eurocurrency Banking Days prior to the date of such calculation. Each calculation by the Administrative Agent of the Eurocurrency Rate shall be conclusive and binding for all purposes, absent manifest error. Notwithstanding the foregoing, (x) in no event shall the Eurocurrency Rate (including any Benchmark Replacement with respect thereto) be less than 0% and (y) unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 5.8(c), in the event that a Benchmark Replacement with respect to any Eurocurrency Rate is implemented then all references herein to such Eurocurrency Rate shall be deemed references to such Benchmark Replacement. “Eurocurrency Rate Loan” means any Loan bearing interest at a rate based on the Adjusted Eurocurrency Rate other than pursuant to clause (c) of the definition of “Base Rate”. “Eurocurrency Reserve Percentage” means, for any day, the percentage which is in effect for such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any basic, supplemental or emergency reserves) in respect of eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City or any other reserve ratio or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Loans. The Adjusted Eurocurrency Rate for each outstanding Loan shall be adjusted automatically as of the effective date of any change in the Eurocurrency Reserve Percentage. “Event of Default” means any of the events specified in Section 10.1; provided that any requirement for passage of time, giving of notice, or any other condition, has been satisfied. “Exchange Act” means the Securities Exchange Act of 1934. “Excluded Swap Obligation” means, with respect to any Credit Party, any Swap Obligation if, and to the extent that, all or a portion of the liability of such Credit Party for or the guarantee of such Credit Party of, or the grant by such Credit Party of a security interest to secure, such Swap Obligation (or any liability or guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official

18 152003688_8 interpretation of any thereof) by virtue of such Credit Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the liability for or the guarantee of such Credit Party or the grant of such security interest becomes effective with respect to such Swap Obligation (such determination being made after giving effect to any applicable keepwell, support or other agreement for the benefit of the applicable Credit Party, including under Section 15 of the Subsidiary Guaranty Agreement). If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal for the reasons identified in the immediately preceding sentence of this definition. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, branch profits Taxes and capital Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, Canadian or United States federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the US Borrower under Section 5.12(b)) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 5.11, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 5.11(g) and (d) any United States federal withholding Taxes imposed under FATCA. “Existing Credit Agreement” has the meaning assigned thereto in the Statement of Purpose. “Existing Letters of Credit” means those letters of credit existing on the Closing Date and identified on Schedule 1.1(a). “Extensions of Credit” means, as to any Lender at any time, (a) an amount equal to the sum of (i) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, (ii) such Lender’s Revolving Credit Commitment Percentage of the L/C Obligations then outstanding and (iii) such Lender’s Revolving Credit Commitment Percentage of the Swingline Loans then outstanding, or (b) the making of any Loan or participation in any Letter of Credit by such Lender, as the context requires. “Facility Office” means the office designated by the applicable Lender through which such Lender will perform its obligations under this Agreement. “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code. “FDIC” means the Federal Deposit Insurance Corporation.

19 152003688_8 “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that if such rate is not so published for any day which is a Business Day, the Federal Funds Rate for such day shall be the average of the quotation for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent. Notwithstanding the foregoing, if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Fee Letters” means (a) the engagement letter agreement dated July 11, 2019 between the US Borrower and Wells Fargo Securities, LLC and (b) the fee letter between the US Borrower and JPMorgan Chase Bank, N.A. “Finance Lease Obligations” of any Person means, subject to Section 1.3(b), the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as finance leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “First Tier Foreign Subsidiary” means any Foreign Subsidiary that is a “controlled foreign corporation” within the meaning of Section 957 of the Code and the Capital Stock of which are owned directly by any Credit Party. “Fiscal Year” means the fiscal year of the US Borrower and its Subsidiaries ending on December 31. “Flood Insurance Laws” means, collectively, (a) the National Flood Insurance Act of 1968, (b) the Flood Disaster Protection Act of 1973, (c) the National Flood Insurance Reform Act of 1994, (d) the Flood Insurance Reform Act of 2004 and (e) the Biggert-Waters Flood Insurance Reform Act of 2012, as each of the foregoing is now or hereafter in effect and any successor statute to any of the foregoing. “Foreign Lender” means (a) if a Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if a Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes. “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to any Issuing Lender, such Defaulting Lender’s Revolving Credit Commitment Percentage of the outstanding L/C Obligations with respect to Letters of Credit issued by such Issuing Lender, other than such L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof and (b) with respect to the Swingline Lender, such Defaulting Lender’s Revolving Credit Commitment Percentage of outstanding Swingline Loans other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of its activities.

20 152003688_8 “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied. “Governmental Approvals” means all authorizations, consents, approvals, permits, licenses and exemptions of, and all registrations and filings with or issued by, any Governmental Authorities. “Governmental Authority” means the government of the United States, Canada or any other nation, or of any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra- national bodies such as the European Union or the European Central Bank). “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation or (e) for the purpose of assuming in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (whether in whole or in part); provided that the term “Guarantee” shall not include endorsements for collection or deposit, in each case, in the ordinary course of business, or customary and reasonable indemnity obligations in connection with any disposition of assets permitted under this Agreement (other than any such obligations with respect to Indebtedness). “Hazardous Materials” means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to public health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law or common law, (d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other Governmental Approval, (e) which are deemed by a Governmental Authority to constitute a nuisance or a trespass which pose a health or safety hazard to Persons or neighboring properties, or (f) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas. “Hedge Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the

21 152003688_8 foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement. “Hedge Bank” means any Person that, (a) at the time it enters into a Hedge Agreement with a Credit Party permitted under Article IX, is a Lender, an Affiliate of a Lender, the Administrative Agent or an Affiliate of the Administrative Agent or (b) at the time it (or its Affiliate) becomes a Lender (including on the Closing Date), is a party to a Hedge Agreement with a Credit Party, in each case in its capacity as a party to such Hedge Agreement. “Hedge Termination Value” means, in respect of any one or more Hedge Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Agreements, (a) for any date on or after the date such Hedge Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedge Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedge Agreements (which may include a Lender or any Affiliate of a Lender). “IBA” has the meaning assigned thereto in Section 1.15. “Increased Amount Date” has the meaning assigned thereto in Section 5.13(a). “Incremental Lender” has the meaning assigned thereto in Section 5.13(a). “Incremental Loan Commitments” has the meaning assigned thereto in Section 5.13(a)(ii). “Incremental Loans” has the meaning assigned thereto in Section 5.13(a)(ii). “Incremental Revolving Credit Commitment” has the meaning assigned thereto in Section 5.13(a)(ii). “Incremental Revolving Credit Increase” has the meaning assigned thereto in Section 5.13(a)(ii). “Incremental Term Loan” has the meaning assigned thereto in Section 5.13(a)(i). “Incremental Term Loan Commitment” has the meaning assigned thereto in Section 5.13(a)(i). “Indebtedness” means, with respect to any Person at any date and without duplication, the sum of the following: (a) all liabilities, obligations and indebtedness for borrowed money including, but not limited to, obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person; (b) all obligations to pay the deferred purchase price of property or services of any such Person (including, without limitation, all payment obligations under non-competition, earn-out or similar agreements, solely to the extent accounted for as a liability on the financial statements pursuant to GAAP), except trade payables arising in the ordinary course of business not more than one hundred fifty (150) days

22 152003688_8 past due, or that are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of such Person; (c) the Attributable Indebtedness of such Person with respect to such Person’s Finance Lease Obligations and Synthetic Leases (regardless of whether accounted for as indebtedness under GAAP); (d) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business); (e) all Indebtedness of any other Person secured by a Lien on any asset owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements except trade payables arising in the ordinary course of business), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) all obligations, contingent or otherwise, of any such Person relative to the face amount of letters of credit, whether or not drawn, including, without limitation, any Reimbursement Obligation, and banker’s acceptances issued for the account of any such Person; (g) all obligations of any such Person in respect of Disqualified Capital Stock; (h) all net obligations of such Person under any Hedge Agreements; and (i) all Guarantees of any such Person with respect to any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Hedge Agreement on any date shall be deemed to be the Hedge Termination Value thereof as of such date. The amount of obligations in respect of any Disqualified Capital Stock shall be valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends that are past due. “Indemnitee” has the meaning assigned thereto in Section 12.3(b). “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes and (b) to the extent not otherwise described in clause (a), Other Taxes. “Information” has the meaning assigned thereto in Section 12.10. “Initial Issuing Lenders” means Wells Fargo and JPMC. “Insurance and Condemnation Event” means the receipt by any Credit Party or any of its Subsidiaries of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of their respective Property. “Interest Payment Date” means (a) as to any Base Rate Loan, the last Business Day of each March, June, September and December and the Revolving Credit Maturity Date and (b) as to any SONIA Daily Rate Loan, the last Business Day of each calendar month.

23 152003688_8 “Interest Period” means, as to each Eurocurrency Rate Loan, the period commencing on the date such Eurocurrency Rate Loan is disbursed or converted to or continued as a Eurocurrency Rate Loan and ending on the date one (1), three (3), six (6) or twelve (12) months thereafter, in each case as selected by the applicable Borrower in its Notice of Borrowing or Notice of Conversion/Continuation and subject to availability; provided that: (a) the Interest Period shall commence on the date of advance of or conversion to any Eurocurrency Rate Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires; (b) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period with respect to a Eurocurrency Rate Loan would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day; (c) any Interest Period with respect to a Eurocurrency Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period; (d) no Interest Period shall extend beyond the Revolving Credit Maturity Date; (e) there shall be no more than ten (10) Interest Periods in effect at any time; (f) Eurocurrency Rate Loans denominated in Canadian Dollars shall only be available for Interest Periods of one (1) or three (3) months; and (g) no tenor that has been removed pursuant to Section 5.8(c)(iv) may be selected. “Investment” has the meaning assigned thereto in Section 9.3. “IPO” means an initial public offering of Capital Stock by the US Borrower registered with the Securities Exchange Commission under the Securities Act of 1933. “IRS” means the United States Internal Revenue Service. “ISP” means the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time). “Issuing Lender” means (a) with respect to Letters of Credit issued hereunder on or after the Closing Date, (i) the Initial Issuing Lenders and (ii) any other Revolving Credit Lender to the extent it has agreed in its sole discretion to act as an “Issuing Lender” hereunder and that has been approved in writing by the US Borrower and the Administrative Agent (such approval by the Administrative Agent not to be unreasonably delayed or withheld) as an “Issuing Lender” hereunder, in each case in its capacity as issuer of any Letter of Credit; provided that the total number of Issuing Lenders under this clause (a) shall not exceed four (4) and (b) with respect to the Existing Letters of Credit, Wells Fargo or JPMC, each in its capacity as issuer thereof. “ITA” means the Income Tax Act (Canada).

24 152003688_8 “Judgment Currency” has the meaning assigned thereto in Section 12.25. “JPMC” means JPMorgan Chase Bank, N.A. “Knowledge” of or as it relates to the US Borrower or any Subsidiary, means the knowledge of a Responsible Officer of such Person. “L/C Commitment” means, as to any Issuing Lender, the obligation of such Issuing Lender to issue Letters of Credit for the account of the US Borrower or one or more of its Subsidiaries from time to time in an aggregate amount equal to (a) for each of the Initial Issuing Lenders, the amount set forth opposite the name of each such Initial Issuing Lender on Schedule 1.1(b) and (b) for any other Issuing Lender becoming an Issuing Lender after the Closing Date, such amount as separately agreed to in a written agreement between the US Borrower and such Issuing Lender (which such agreement shall be promptly delivered to the Administrative Agent upon execution), in each case of clauses (a) and (b) above, any such amount may be changed after the Closing Date in a written agreement between the US Borrower and such Issuing Lender (which such agreement shall be promptly delivered to the Administrative Agent upon execution); provided that the L/C Commitment with respect to any Person that ceases to be an Issuing Lender for any reason pursuant to the terms hereof shall be $0 (subject to the Letters of Credit of such Person remaining outstanding in accordance with the provisions hereof). “L/C Facility” means the letter of credit facility established pursuant to Article III. “L/C Obligations” means at any time, an amount equal to the sum of (a) the aggregate undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 3.5. “L/C Participants” means, with respect to any Letter of Credit, the collective reference to all the Revolving Credit Lenders other than the applicable Issuing Lender. “L/C Sublimit” means the lesser of (a) $75,000,000 and (b) the Revolving Credit Commitment. “LCA Test Date” has the meaning assigned thereto in Section 1.13(a). “Lender” means each Person executing this Agreement as a Lender on the Closing Date and any other Person that shall have become a party to this Agreement as a Lender pursuant to an Assignment and Assumption or pursuant to Section 5.13, other than any Person that ceases to be a party hereto as a Lender pursuant to an Assignment and Assumption. The term “Lenders” shall include any Designated Lender. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender. “Lender Joinder Agreement” means a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent delivered in connection with Section 5.13. “Lending Office” means, with respect to any Lender, the office of such Lender maintaining such Lender’s Extensions of Credit, which office may include any Affiliate of such Lender or any domestic or foreign branch or such Lender or such Affiliate. “Letter of Credit Application” means an application, in the form specified by the applicable Issuing Lender from time to time, requesting such Issuing Lender to issue a Letter of Credit. “Letters of Credit” means the collective reference to letters of credit issued pursuant to Section 3.1 and the Existing Letters of Credit. Letters of Credit may be issued in Dollars or in an Alternative Currency.

25 152003688_8 “License” has the meaning assigned thereto in Section 8.5(a). “Lien” means, with respect to any asset, any mortgage, leasehold mortgage, lien, pledge, charge, security interest, hypothecation or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Finance Lease Obligation or other title retention agreement relating to such asset. “Limited Condition Acquisition” means any Acquisition that (a) is not prohibited hereunder and (b) is not conditioned on the availability of, or on obtaining, third-party financing. “Loan Documents” means, collectively, this Agreement, each Note, the Letter of Credit Applications, the Security Documents, the Subsidiary Guaranty Agreement, the Fee Letters, and each other document, instrument, certificate and agreement executed and delivered by the Credit Parties or any of their respective Subsidiaries in favor of or provided to the Administrative Agent or any Secured Party in connection with this Agreement or otherwise referred to herein or contemplated hereby (excluding any Secured Hedge Agreement and any Secured Cash Management Agreement). “Loans” means the collective reference to the Revolving Credit Loans and the Swingline Loans, and “Loan” means any of such Loans. “London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank market. “Material Adverse Effect” means, with respect to the US Borrower and its Subsidiaries, (a) a material adverse effect on the operations, business, properties or condition (financial or otherwise) of such Persons, taken as a whole, (b) a material impairment of the ability of the Credit Parties, taken as a whole, to perform its obligations under the Loan Documents, (c) a material impairment of the rights and remedies of the Administrative Agent or the Lenders under any Loan Document or (d) a material impairment of the legality, validity, binding effect or enforceability against any Credit Party of any Loan Document to which it is a party. “Material Domestic Subsidiary” means any Domestic Subsidiary of the US Borrower that has either (a) revenues that represent more than 10% of the Consolidated revenues of the US Borrower and its Subsidiaries for the most recently ended four-quarter period for which financial statements have been delivered pursuant to Section 8.1(a) or 8.1(b), as applicable, or (b) assets that represent more than 10% of the Consolidated total assets of the US Borrower and its Subsidiaries as of the end of such period; provided, that to the extent all of the Domestic Subsidiaries not then party to the Subsidiary Guaranty, shall have at any time in the aggregate (i) revenues in excess of 10% of the Consolidated revenues of the US Borrower and its Subsidiaries for any such period or (ii) assets in excess of 10% of Consolidated total assets of the US Borrower and its Subsidiaries as of the end of any such fiscal quarter, then the US Borrower shall immediately designate as “Material Domestic Subsidiaries” such number of such Domestic Subsidiaries as necessary to eliminate such excess. “Material Foreign Subsidiary” means Federal Signal VAMA, S.A. and any other Foreign Subsidiary that has either (a) assets in excess of 5% of the Consolidated total assets of the US Borrower and its Subsidiaries as of the end of the most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 8.1(a) or 8.1(b), as applicable, or (b) revenues that represent more than 5% of the Consolidated revenues of the US Borrower and its Subsidiaries as of the most recently ended four-quarter period for which financial statements have been delivered pursuant to Section 8.1(a) or 8.1(b), as applicable; provided, that to the extent all of the Foreign Subsidiaries not then designated as Material

26 152003688_8 Foreign Subsidiaries shall have at any time in the aggregate (i) assets in excess of 30% of the Consolidated total assets of the US Borrower and its Subsidiaries as of the end of any such fiscal quarter or (ii) revenues in excess of 30% of the Consolidated revenues of the US Borrower and its Subsidiaries for any such period, then the US Borrower shall immediately designate as Material Foreign Subsidiaries such number of such Foreign Subsidiaries as necessary to eliminate such excess. Notwithstanding anything to the contrary contained herein, a Non-US Borrower shall be treated as a Material Foreign Subsidiary. “Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances, an amount equal to 102% of the sum of (i) the Fronting Exposure of the Issuing Lender with respect to Letters of Credit issued and outstanding at such time and (ii) the Fronting Exposure of the Swingline Lender with respect to all Swingline Loans outstanding at such time and (b) otherwise, an amount determined by the Administrative Agent and each of the Issuing Lenders that is entitled to Cash Collateral hereunder at such time in their sole discretion. “Moody’s” means Moody’s Investors Service, Inc. “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which any Credit Party or any ERISA Affiliate is making, or is accruing an obligation to make, or has accrued an obligation to make contributions within the preceding seven (7) years. For the avoidance of doubt, the term “Multiemployer Plan” shall not include any Canadian Plan, any Canadian benefit plans, and any Canadian Statutory Plans. “Non-Consenting Lender” means any Lender that does not approve any consent, waiver, amendment, modification or termination that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 12.2 and (b) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Guarantor Subsidiary” means any Subsidiary of the US Borrower that is not a Subsidiary Guarantor. “Non-US Borrower” and “Non-US Borrowers” have the meanings assigned thereto in the Preamble. “Non-US Collateral” means any Collateral that is not US Collateral. “Non-US Obligations” means the portion of the Secured Obligations evidenced by any Loan made to, or for the benefit of, any Non-US Borrower, hereunder or under any other Loan Document and any Secured Obligations relating thereto, together with any Secured Obligations of any Non-US Borrower under any Secured Hedge Agreement or Secured Cash Management Agreement. “Non-US Revolving Credit Note” means the promissory note with respect to each Alternative Currency made by the applicable Non-US Borrower in favor of a Revolving Credit Lender evidencing the Revolving Credit Loans made by such Revolving Credit Lender, substantially in the form attached as Exhibit A-3, and any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part. “Notes” means the collective reference to the Revolving Credit Notes, the Non-US Revolving Credit Notes and the Swingline Note.

27 152003688_8 “Notice of Account Designation” has the meaning assigned thereto in Section 2.3(b). “Notice of Borrowing” has the meaning assigned thereto in Section 2.3(a). “Notice of Conversion/Continuation” has the meaning assigned thereto in Section 5.2. “Notice of Non-US Borrower” means a Notice of Non-US Borrower and Assumption Agreement, in substantially the form of Exhibit I hereto. “Notice of Prepayment” has the meaning assigned thereto in Section 2.4(c). “Obligations” means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans, (b) the L/C Obligations and (c) all other fees and commissions (including attorneys’ fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by the Credit Parties and each of their respective Subsidiaries to the Lenders, the Issuing Lender or the Administrative Agent, in each case under any Loan Document, with respect to any Loan or Letter of Credit of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note and including interest and fees that accrue after the commencement by or against any Credit Party or any Subsidiary thereof of any proceeding under any Debtor Relief Laws, naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control. “Officer’s Compliance Certificate” means a certificate of the chief financial officer or the treasurer of the US Borrower substantially in the form attached as Exhibit F. “Operating Lease” means, as to any Person as determined in accordance with GAAP, any lease of Property (whether real, personal or mixed) by such Person as lessee which is not a finance lease. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court, documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.12). “Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, the Issuing Lender, or the Swingline Lender, as the case may be, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Alternative Currency, the rate of interest per annum at which overnight deposits in the applicable Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered

28 152003688_8 for such day by a branch or Affiliate of the Administrative Agent in the applicable offshore interbank market for such currency to major banks in such interbank market. “Participant” has the meaning assigned thereto in Section 12.9(d). “Participant Register” has the meaning assigned thereto in Section 12.9(d). “Participating Member State” means any member state of the European Union that has the Euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union. “PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)). “Payment Recipient” has the meaning assigned thereto in Section 11.11(a). “PBGC” means the Pension Benefit Guaranty Corporation or any successor agency. “Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which (a) is maintained, funded or administered for the employees of any Credit Party or any ERISA Affiliate, (b) has at any time within the preceding five (5) years been maintained, funded or administered for the employees of any Credit Party or any current or former ERISA Affiliates or (c) any Credit Party or any ERISA Affiliate has any liability (contingent or otherwise). For the avoidance of doubt, the term “Pension Plan” shall not include any Canadian Plan, any Canadian benefit plans, and any Canadian Statutory Plans. “Permitted Acquisition” means any Acquisition that meets all of the following requirements, which in the case of a Limited Condition Acquisition shall be subject to Section 1.13: (a) no less than three (3) Business Days prior to the proposed closing date of such Acquisition (or such shorter period as may be agreed to by the Administrative Agent), the US Borrower shall have delivered written notice of such Acquisition to the Administrative Agent and the Lenders, which notice shall include the proposed closing date of such Acquisition; (b) the board of directors or other similar governing body of the Person to be acquired shall have approved such Acquisition (and, if requested, the Administrative Agent shall have received evidence, in form and substance reasonably satisfactory to the Administrative Agent, of such approval); (c) if such Acquisition is a merger or consolidation, any Borrower or a Subsidiary Guarantor shall be the surviving Person and no Change in Control shall have been effected thereby; (d) if the Permitted Acquisition Consideration for any such Acquisition exceeds $100,000,000, no later than three (3) Business Days prior to the proposed closing date of such Acquisition (or such shorter period as may be agreed to by the Administrative Agent), the US Borrower, to the extent requested by the Administrative Agent, shall have delivered to the Administrative Agent a duly completed Officer’s Compliance Certificate showing compliance with the financial covenants set forth in Section 9.15 pursuant to Section 9.3(g); and (e) no Default or Event of Default shall have occurred and be continuing both before and immediately after giving effect to such Acquisition and any Indebtedness incurred in connection therewith.

29 152003688_8 “Permitted Acquisition Consideration” means the aggregate amount of the purchase price, including, but not limited to, any assumed debt, earn-outs (valued at the amount accounted for as a liability on the financial statements pursuant to GAAP), deferred payments, or Capital Stock of the US Borrower (net of the applicable acquired company’s cash and cash equivalents balance), to be paid on a singular basis in connection with any applicable Permitted Acquisition as set forth in the applicable Permitted Acquisition Documents executed by the US Borrower or any of its Subsidiaries in order to consummate the applicable Permitted Acquisition. “Permitted Acquisition Diligence Information” means with respect to any Acquisition proposed by the US Borrower or any Subsidiary Guarantor, to the extent applicable, historical financial statements and income tax returns for the most recent three year period and lien search results (except to the extent that any such information is (a) subject to any confidentiality agreement, unless mutually agreeable arrangements can be made to preserve such information as confidential, (b) classified or (c) subject to any attorney-client privilege). “Permitted Acquisition Documents” means with respect to any Acquisition proposed by any Borrower or any Subsidiary Guarantor, the purchase agreement, sale agreement, merger agreement or other agreement evidencing such Acquisition including disclosure schedules thereto, and any amendment, modification or supplement to any of the foregoing. “Permitted Liens” means the Liens permitted pursuant to Section 9.2. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Platform” means Debt Domain, Intralinks, SyndTrak or a substantially similar electronic transmission system. “PPSA” means the Personal Property Security Act (Ontario) or any similar legislation of any province or territory in Canada. “Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by the Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks. “Pro Forma Basis” means, for purposes of calculating Consolidated EBITDA for any period during which one or more Specified Transactions occurs, that such Specified Transaction (and all other Specified Transactions that have been consummated during the applicable period) shall be deemed to have occurred as of the first day of the applicable period of measurement and all income statement items (whether positive or negative) attributable to the Property or Person disposed of in an Asset Disposition shall be excluded and all income statement items (whether positive or negative) attributable to the Property or Person acquired in a Permitted Acquisition shall be included (provided that such income statement items to be included are reflected in financial statements or other financial data reasonably acceptable to the Administrative Agent and supported by a quality of earnings report issued by an independent certified public accounting firm or a certified analysis of a Responsible Officer of the US Borrower, in either case, the results of which shall be reasonably satisfactory to the Administrative Agent). “Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Capital Stock.

30 152003688_8 “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Qualified Capital Stock” means any Capital Stock that are not Disqualified Capital Stock. “Rate Determination Date” means (i) the first day of such Interest Period with respect to Eurocurrency Rate Loans denominated in Canadian Dollars and (ii) two (2) Eurocurrency Banking Days prior to the commencement of such Interest Period with respect to Eurocurrency Rate Loans denominated in Dollars or Euro (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such other day as otherwise reasonably determined by the Administrative Agent). “Recipient” means (a) the Administrative Agent, (b) any Lender and (c) any Issuing Lender, as applicable. “Register” has the meaning assigned thereto in Section 12.9(c). “Reimbursement Obligation” means the obligation of the US Borrower to reimburse any Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit issued by such Issuing Lender. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means for any Benchmark, (a) the central bank for the currency in which the applicable Benchmark is denominated or any central bank or other supervisor which is responsible for supervising either the applicable Benchmark or the administrator of the applicable Benchmark or (b) any working group or committee officially endorsed or convened by (i) the central bank for the currency in which the applicable Benchmark is denominated, (ii) any central bank or other supervisor which is responsible for supervising either the applicable Benchmark or the administrator of the applicable Benchmark, (iii) a group of those central banks or other supervisors or (iv) the Financial Stability Board or any part thereof. “Required Lenders” means, at any time, Lenders having Total Credit Exposures representing more than fifty percent (50%) of the Total Credit Exposures of all Lenders. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means, as to any Person, the chief executive officer, president, chief financial officer, controller, treasurer or assistant treasurer of such Person or any other officer of such Person designated in writing by the US Borrower and reasonably acceptable to the Administrative Agent; provided that, to the extent requested thereby, the Administrative Agent shall have received a certificate of such Person certifying as to the incumbency and genuineness of the signature of each such officer. Any document delivered hereunder or under any other Loan Document that is signed by a Responsible Officer of a Person shall be conclusively presumed to have been authorized by all necessary corporate, limited liability company, partnership and/or other action on the part of such Person and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Person.

31 152003688_8 “Restricted Payment” has the meaning assigned thereto in Section 9.6. “Revaluation Date” means with respect to any Loan, each of the following: (i) each date of a borrowing of a Eurocurrency Rate Loan denominated in an Alternative Currency or SONIA Daily Rate Loan, but only as to the amount so borrowed on such date, (ii) each date of a continuation of a Eurocurrency Rate Loan denominated in an Alternative Currency pursuant to Section 5.2, but only as to the amount so continued on such date, (iii) each date of issuance of a Letter of Credit denominated in an Alternative Currency (or an amendment of any such Letter of Credit having the effect of increasing the amount thereof), but only as to the Letter of Credit so issued, amended or extended on such date, (iv) each date of any payment by an Issuing Lender under any Letter of Credit denominated in an Alternative Currency, but only as to the Letter of Credit that is paid on such date, and (v) such additional dates as the Administrative Agent or an Issuing Lender shall determine or the Required Lenders shall require. “Revolving Credit Commitment” means (a) as to any Revolving Credit Lender, the obligation of such Revolving Credit Lender to make Revolving Credit Loans to, and to purchase participations in L/C Obligations and Swingline Loans for the account of, the Borrowers hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Revolving Credit Lender’s name on the Register, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including, without limitation, Section 5.13) and (b) as to all Revolving Credit Lenders, the aggregate commitment of all Revolving Credit Lenders to make Revolving Credit Loans, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including, without limitation, Section 5.13). The aggregate Revolving Credit Commitment of all the Revolving Credit Lenders on the Closing Date shall be $500,000,000. The Revolving Credit Commitment of each Revolving Credit Lender on the Closing Date is set forth opposite the name of such Lender on Schedule 1.1(b). “Revolving Credit Commitment Percentage” means, with respect to any Revolving Credit Lender at any time, the percentage of the total Revolving Credit Commitments of all the Revolving Credit Lenders represented by such Revolving Credit Lender’s Revolving Credit Commitment. If the Revolving Credit Commitments have terminated or expired, the Revolving Credit Commitment Percentages shall be determined based upon the Revolving Credit Commitments most recently in effect, giving effect to any assignments. The initial Revolving Credit Commitment Percentage of each Revolving Credit Lender is set forth opposite the name of such Lender on Schedule 1.1(b). “Revolving Credit Exposure” means, as to any Revolving Credit Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Credit Loans and such Revolving Credit Lender’s participation in L/C Obligations and Swingline Loans at such time. “Revolving Credit Facility” means the revolving credit facility established pursuant to Article II (including any increase in such revolving credit facility established pursuant to Section 5.13). “Revolving Credit Lenders” means, collectively, all of the Lenders with a Revolving Credit Commitment or if the Revolving Credit Commitment has been terminated, all Lenders having Revolving Credit Exposure. “Revolving Credit Loan” means any revolving loan made to a Borrower pursuant to Section 2.1, and all such revolving loans collectively as the context requires. “Revolving Credit Maturity Date” means the earliest to occur of (a) July 30, 2024, (b) the date of termination of the entire Revolving Credit Commitment by the Borrowers pursuant to Section 2.5, and (c) the date of termination of the Revolving Credit Commitment pursuant to Section 10.2(a).

32 152003688_8 “Revolving Credit Note” means a promissory note made by the US Borrower in favor of a Revolving Credit Lender evidencing the Revolving Credit Loans made by such Revolving Credit Lender, substantially in the form attached as Exhibit A-1, and any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part. “Revolving Credit Outstandings” means the sum of (a) with respect to Revolving Credit Loans, the Dollar Equivalent of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Revolving Credit Loans, occurring on such date; plus (b) with respect to Swingline Loans, on any date, the aggregate outstanding principal amount thereof in Dollars after giving effect to any borrowings and prepayments or repayments of Swingline Loans, occurring on such date plus (c) with respect to any L/C Obligations on any date, the aggregate outstanding amount thereof in Dollars on such date after giving effect to any Extensions of Credit occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date. “Revolving Extensions of Credit” means (a) any Revolving Credit Loan then outstanding, (b) any Letter of Credit then outstanding or (c) any Swingline Loan then outstanding. “S&P” means Standard & Poor’s Rating Service, a division of S&P Global Inc. and any successor thereto. “Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent or an Issuing Lender, as applicable, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency. “Sanctioned Country” means at any time, a country, region or territory which is itself the subject or target of any Sanctions. “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, Global Affairs Canada, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, or (c) any Person more than 50% owned or controlled by any such Person or Persons described in clauses (a) and (b). “Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and restrictions and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the Canadian government, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority in any jurisdiction in which (a) the US Borrower or any of its Subsidiaries or Affiliates is located or conducts business, (b) in which any of the proceeds of the Extensions of Credit will be used, or (c) from which repayment of the Extensions of Credit will be derived. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Cash Management Agreement” means any Cash Management Agreement between or among any Credit Party and any Cash Management Bank.

33 152003688_8 “Secured Hedge Agreement” means any Hedge Agreement between or among any Credit Party and any Hedge Bank. “Secured Obligations” means, collectively, (a) the Obligations and (b) all existing or future payment and other obligations owing by any Credit Party under (i) any Secured Hedge Agreement (other than an Excluded Swap Obligation) and (ii) any Secured Cash Management Agreement. “Secured Parties” means, collectively, the Administrative Agent, the Lenders (including Designated Lenders), the Issuing Lenders, the Hedge Banks, the Cash Management Banks, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 11.5, any other holder from time to time of any of any Secured Obligations and, in each case, their respective successors and permitted assigns. “Securities Pledge Agreement” means the second amended and restated securities pledge agreement of even date herewith executed by the Credit Parties in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, which shall be in form and substance acceptable to the Administrative Agent, as amended, restated, supplemented or otherwise modified from time to time. “Security Agreement” means the second amended and restated security agreement of even date herewith executed by the Credit Parties in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, which shall be in form and substance acceptable to the Administrative Agent, as amended, restated, supplemented or otherwise modified from time to time. “Security Documents” means the collective reference to the Security Agreement, the Securities Pledge Agreement, and each other agreement or writing hereafter delivered to Administrative Agent pursuant to which any Credit Party pledges or grants a security interest in any Property or assets securing the Secured Obligations. “Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “SONIA” means, for each day any Loan denominated in Sterling is outstanding, a rate equal to the Sterling Overnight Index Average as administered by the SONIA Administrator. “SONIA Adjustment” means percentage equal to 0.0326% (3.26 basis points) per annum. “SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average).

34 152003688_8 “SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time. “SONIA Daily Rate” means, for any day, with respect to any Credit Extension denominated in Sterling, the rate per annum equal to the sum of (a) SONIA for the day (such day, a “SONIA Determination Day”) that is four (4) Business Days prior to (i) if such day is a Business Day, such day or (ii) if such day is not a Business Day, the Business Day immediately preceding such day, in each case, as such SONIA is published by the SONIA Administrator on the SONIA Administrator’s Website; provided that if by 5:00 p.m. (London time) on the second (2nd) Business Day immediately following any SONIA Determination Day, SONIA in respect of such SONIA Determination Day has not been published on the SONIA Administrator’s Website, then SONIA for such SONIA Determination Day will be SONIA as published in respect of the first preceding Business Day for which SONIA was published on the SONIA Administrator’s Website; provided further that SONIA as determined pursuant to this proviso shall be utilized for purposes of calculation of SONIA Daily Rate for no more than three (3) consecutive days and (b) the SONIA Adjustment. Any change in the SONIA Daily Rate due to a change in SONIA shall be effective from and including the effective date of such change in SONIA without notice to the Borrowers. “SONIA Daily Rate Loan” means a Loan that bears interest at a rate based on the SONIA Daily Rate. All SONIA Daily Rate Loans must be denominated in Sterling. “Specified Transactions” means (a) any Asset Disposition, (b) any Permitted Acquisition and (c) the Transactions. “Spot Rate” for a currency means the rate determined by the Administrative Agent or an Issuing Lender, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or an Issuing Lender, as applicable, may obtain such spot rate from another financial institution designated by the Administrative Agent or such Issuing Lender if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; provided further that an Issuing Lender may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency. “Sterling” or “£” means the lawful currency of the United Kingdom. “Subordinated Indebtedness” means the collective reference to any Indebtedness incurred by the US Borrower or any of its Subsidiaries that is subordinated in right and time of payment to the Obligations on terms and conditions satisfactory to the Administrative Agent. “Subsidiary” means as to any Person, any corporation, partnership, limited liability company or other entity of which more than fifty percent (50%) of the outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors (or equivalent governing body) or other managers of such corporation, partnership, limited liability company or other entity is at the time owned by (directly or indirectly) or the management is otherwise controlled by (directly or indirectly) such Person (irrespective of whether, at the time, Capital Stock of any other class or classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency). Unless otherwise qualified, references to “Subsidiary” or “Subsidiaries” herein shall refer to those of the Borrower.

35 152003688_8 “Subsidiary Guarantors” means, collectively, all direct and indirect Material Domestic Subsidiaries of the US Borrower in existence on the Closing Date or which become a party to the Subsidiary Guaranty Agreement pursuant to Section 8.14. “Subsidiary Guaranty Agreement” means the second amended and restated guaranty of even date herewith executed by the US Borrower and the Subsidiary Guarantors in favor of the Administrative Agent, for the ratable benefit and the Secured Parties, which shall be in form and substance acceptable to the Administrative Agent. “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Sweep Arrangement” has the meaning assigned thereto in Section 2.2(a). “Swingline Commitment” means the lesser of (a) $25,000,000 and (b) the Revolving Credit Commitment. “Swingline Facility” means the swingline facility established pursuant to Section 2.2. “Swingline Lender” means Wells Fargo in its capacity as swingline lender hereunder or any successor thereto. “Swingline Loan” means any swingline loan made by the Swingline Lender to the US Borrower pursuant to Section 2.2, and all such swingline loans collectively as the context requires. “Swingline Note” means a promissory note made by the US Borrower in favor of the Swingline Lender evidencing the Swingline Loans made by the Swingline Lender, substantially in the form attached as Exhibit A-2, and any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part. “Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease in accordance with GAAP. “TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007. “TARGET Day” means any day on which TARGET2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, fines, additions to tax or penalties applicable thereto. “Termination Event” means the occurrence of any of the following which, individually or in the aggregate, has resulted or could reasonably be expected to result in liability of the US Borrower in an aggregate amount in excess of the Threshold Amount: (a) a “Reportable Event” described in Section 4043 of ERISA, or (b) the withdrawal of any Credit Party or any ERISA Affiliate from a Pension Plan during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation

36 152003688_8 of operations that is treated as such a withdrawal under Section 4062(e) of ERISA, or (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination, under Section 4041 of ERISA, if the plan assets are not sufficient to pay all plan liabilities, or (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC, or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or (f) the imposition of a Lien pursuant to Section 430(k) of the Code or Section 303 of ERISA, or (g) the determination that any Pension Plan or Multiemployer Plan is considered an at-risk plan or plan in endangered or critical status with the meaning of Sections 430, 431 or 432 of the Code or Sections 303, 304 or 305 of ERISA or (h) the partial or complete withdrawal of any Credit Party or any ERISA Affiliate from a Multiemployer Plan if withdrawal liability is asserted by such plan, or (i) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4245 of ERISA, or (j) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA, or (k) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Credit Party or any ERISA Affiliate. “Threshold Amount” means $20,000,000. “Total Credit Exposure” means, as to any Lender at any time, the unused Commitments and Revolving Credit Exposure of such Lender at such time. “Trade Date” has the meaning assigned thereto in Section 12.9(h)(i). “Transaction Costs” means all transaction fees, charges and other amounts related to the Transactions and any Permitted Acquisitions (including, without limitation, any financing fees, merger and acquisition fees, legal fees and expenses, due diligence fees or any other fees and expenses in connection therewith), in each case to the extent paid within six (6) months of the closing of the Credit Facility or such Permitted Acquisition, as applicable, and approved by the Administrative Agent in its reasonable discretion. “Transactions” means, collectively, (a) the repayment in full of all Indebtedness outstanding under the Existing Credit Agreement, (b) the initial Extensions of Credit and (c) the payment of the Transaction Costs incurred in connection with the foregoing. “UCC” means the Uniform Commercial Code as in effect in the State of Illinois. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

37 152003688_8 “Uniform Customs” means the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time). “United States” means the United States of America. “US Borrower” has the meaning in the Preamble. “US Collateral” means Collateral granted by the US Borrower and the Subsidiary Guarantors (excluding voting Capital Stock of a Foreign Subsidiary in excess of 65% of the outstanding voting Capital Stock of such Foreign Subsidiary). “US Obligations” means Secured Obligations other than Non-US Obligations. “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning assigned thereto in Section 5.11(g). “USD LIBOR” has the meaning assigned thereto in the definition of “Eurocurrency Rate”. “USD LIBOR Rate” has the meaning assigned thereto in the definition of “Eurocurrency Rate”. “Wells Fargo” means Wells Fargo Bank, National Association, a national banking association. “Wholly-Owned” means, with respect to a Subsidiary, that all of the Capital Stock of such Subsidiary are, directly or indirectly, owned or controlled by any Borrower and/or one or more of its Wholly-Owned Subsidiaries (except for directors’ qualifying shares or other shares required by Applicable Law to be owned by a Person other than such Borrower and/or one or more of its Wholly- Owned Subsidiaries). “Withholding Agent” means the US Borrower and the Administrative Agent. “Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.2 Other Definitions and Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined, (b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms, (c) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (d) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (e) any reference herein to any Person shall be construed to include such Person’s successors and assigns,

38 152003688_8 (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (h) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (i) the term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form and (j) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including” SECTION 1.3 Accounting Terms. (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with GAAP, applied on a consistent basis, as in effect from time to time and in a manner consistent with that used in preparing the audited financial statements required by Section 8.1(a), except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the US Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. (b) If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the US Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the US Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the US Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. For the avoidance of doubt, (i) notwithstanding any change in GAAP pursuant to FASB ASC 842 that would require lease obligations that would have been treated as Operating Leases for purposes of GAAP prior to the effectiveness of FASB ASC 842 to be classified and accounted for as finance leases or otherwise reflected on Credit Parties’ and their Subsidiaries’ consolidated balance sheet, such obligations shall continue to be treated as Operating Leases for all purposes under this Agreement and the other Loan Documents and (ii) any lease that was entered into after the effectiveness of FASB ASC 842 that would have been considered an Operating Lease under GAAP prior to the effectiveness of FASB ASC 842 shall be treated as an Operating Lease for all purposes under this Agreement and the other Loan Documents. Notwithstanding any other provision contained in this Agreement, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, so long as the following properties are not owned by US Borrower or any of its Subsidiaries, any long term lease entered into after the Closing Date by Elgin Sweeper Company for 1300 W. Bartlett Road, Elgin, IL and/or by Federal Signal Corporation for 2645 Federal Signal Drive, University Park, IL shall be treated as an Operating Lease irrespective of whether it is to be classified and accounted for as a finance lease for GAAP purposes. SECTION 1.4 UCC Terms. Terms defined in the UCC in effect on the Closing Date and not otherwise defined herein shall, unless the context otherwise indicates, have the meanings provided by those

39 152003688_8 definitions. Subject to the foregoing, the term “UCC” refers, as of any date of determination, to the UCC then in effect. SECTION 1.5 Rounding. Any financial ratios required to be maintained pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio or percentage is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). SECTION 1.6 References to Agreement and Laws. Unless otherwise expressly provided herein, (a) any definition or reference to formation documents, governing documents, agreements (including the Loan Documents) and other contractual documents or instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) any definition or reference to any Applicable Law, including, without limitation, AML Legislation, Anti-Corruption Laws, Anti-Money Laundering Laws, the Bankruptcy Code, the BIA, the CCAA, the Code, the Commodity Exchange Act, ERISA, the Exchange Act, the ITA, the PATRIOT Act, the Securities Act of 1933, the UCC, the PPSA, the Investment Company Act of 1940, the Interstate Commerce Act, the Trading with the Enemy Act of the United States or any of the foreign assets control regulations of the United States Treasury Department, shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Applicable Law. SECTION 1.7 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable), except with respect to any borrowings and payments in Euro, such references shall mean London, England time, unless otherwise notified by the Administrative Agent. SECTION 1.8 Letter of Credit Amounts. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to mean the maximum face amount of such Letter of Credit in Dollars after giving effect to all increases thereof contemplated by such Letter of Credit or the Letter of Credit Application therefor (at the time specified therefor in such applicable Letter of Credit or Letter of Credit Application and as such amount may be reduced by (a) any permanent reduction of such Letter of Credit or (b) any amount in Dollars which is drawn, reimbursed and no longer available under such Letter of Credit). SECTION 1.9 Guarantees. Unless otherwise specified, the amount of any Guarantee shall be the lesser of the principal amount of the obligations guaranteed and still outstanding and the maximum amount for which the guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Guarantee. SECTION 1.10 Covenant Compliance Generally. For purposes of determining compliance under Sections 9.1, 9.2, 9.3, 9.5 and 9.6, any amount in a currency other than Dollars will be converted to Dollars in a manner consistent with that used in calculating Consolidated Net Income in the most recent annual financial statements of the US Borrower and its Subsidiaries delivered pursuant to Section 8.1(a) or Section 6.1(f), as applicable. Notwithstanding the foregoing, for purposes of determining compliance with Sections 9.1, 9.2 and 9.3, with respect to any amount of Indebtedness or Investment in a currency other than Dollars, no breach of any basket contained in such sections shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Indebtedness or Investment is incurred; provided that for the avoidance of doubt, the foregoing provisions of this Section 1.10 shall otherwise apply to such Sections, including with respect to determining whether any Indebtedness or Investment may be incurred at any time under such Sections.

40 152003688_8 SECTION 1.11 Exchange Rates; Currency Equivalents. (a) The Administrative Agent or the applicable Issuing Lender shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Credit Extensions and Outstanding Amounts denominated in Alternative Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent. (b) Wherever in this Agreement in connection with a Revolving Loan Commitment, borrowing, conversion, continuation or prepayment of a Eurocurrency Rate Loan or a SONIA Daily Rate Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Revolving Loan Commitment or Eurocurrency Rate Loan or SONIA Daily Rate Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the applicable Issuing Lender, as the case may be. SECTION 1.12 Change of Currency. (a) Each obligation of the Borrowers to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption. If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Revolving Loan Commitment in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Revolving Loan Commitment, at the end of the then current Interest Period. (b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro. SECTION 1.13 Limited Condition Acquisitions. In the event that the US Borrower notifies the Administrative Agent in writing that any proposed Acquisition is a Limited Condition Acquisition and that the US Borrower wishes to test the conditions under this Agreement to such Acquisition and the Indebtedness that is to be used to finance such Acquisition in accordance with this Section 1.13, then, the following provisions shall apply: (a) any condition to such Limited Condition Acquisition or such Indebtedness that requires that no Default or Event of Default shall have occurred and be continuing at the time of such Limited Condition Acquisition or the incurrence of such Indebtedness, shall be satisfied if (i) no Default or Event of Default shall have occurred and be continuing on the date the definitive agreement governing such Limited Condition Acquisition is entered into (the “LCA Test Date”) and (ii) no Event of Default under any of Section 10.1(a), 10.1(b), 10.1(i) or 10.1(j) shall have occurred and be continuing both immediately before and immediately after giving effect to such Limited Condition Acquisition and any Indebtedness incurred in connection therewith (including any such additional Indebtedness);

41 152003688_8 (b) any condition to such Limited Condition Acquisition or such Indebtedness that any of the representations and warranties in this Agreement and the other Loan Documents shall be true and correct at the time of consummation of such Limited Condition Acquisition or the incurrence of such Indebtedness shall be deemed satisfied if (i) as of the LCA Test Date, such representations and warranties in this Agreement and the other Loan Documents are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects), or if such representation speaks as of an earlier date, as of such earlier date and (ii) as of the date of consummation of such Limited Condition Acquisition, (A) the representations and warranties under the relevant definitive agreement governing such Limited Condition Acquisition as are material to the lenders providing such Indebtedness shall be true and correct, but only to the extent that the US Borrower or its applicable Subsidiary has the right to terminate its obligations under such agreement or otherwise decline to close such Limited Condition Acquisition as a result of a breach of such representations and warranties or the failure of those representations and warranties to be true and correct and (B) the representations and warranties set forth in (or substantially similar to) Section 7.1(a), Section 7.3, Section 7.4, Section 7.10, Section 7.11, Section 7.17 and Section 7.20 shall be true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects); (c) any financial ratio test or condition to be tested in connection with such Limited Condition Acquisition and the availability of such Indebtedness will be tested as of the LCA Test Date, in each case, after giving effect to the relevant Limited Condition Acquisition and related incurrence of Indebtedness, on a Pro Forma Basis where applicable, and, for the avoidance of doubt, (i) such ratios and baskets shall not be tested at the time of consummation of such Limited Condition Acquisition and (ii) if any of such ratios are exceeded or conditions are not met following the LCA Test Date, but prior to the closing of such Limited Condition Acquisition, as a result of fluctuations in such ratio or amount (including due to fluctuations in Consolidated EBITDA of the US Borrower or the Person subject to such Limited Condition Acquisition), at or prior to the consummation of the relevant transaction or action, such ratios will not be deemed to have been exceeded and such conditions will not be deemed unmet as a result of such fluctuations solely for purposes of determining whether the relevant transaction or action is permitted to be consummated or taken; (d) except as provided in the next sentence, in connection with any subsequent calculation of any ratio or basket on or following the relevant LCA Test Date and prior to the earlier of the date on which such Limited Condition Acquisition is consummated and the date that the definitive agreement for such Limited Condition Acquisition is terminated or expires without consummation of such Limited Condition Acquisition, any such ratio or basket shall be calculated on a Pro Forma Basis assuming such Limited Condition Acquisition and other transactions in connection therewith (including the incurrence or assumption of Indebtedness) have been consummated. Notwithstanding the foregoing, any calculation of a ratio in connection with determining the Applicable Margin and determining whether or not the US Borrower is in compliance with the financial covenants set forth in Section 9.15 shall, in each case be calculated assuming such Limited Condition Acquisition and other transactions in connection therewith (including the incurrence or assumption of Indebtedness) have not been consummated. The foregoing provisions shall apply with similar effect during the pendency of multiple Limited Condition Acquisitions such that each of the possible scenarios is separately tested. SECTION 1.14 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to

42 152003688_8 the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Capital Stock at such time. SECTION 1.15 Rates. The interest rate on Loans denominated in Dollars or an Alternative Currency may be determined by reference to a benchmark rate that is, or may in the future become, the subject of regulatory reform or cessation. Regulators have signaled the need to use alternative reference rates for some of these benchmark rates and, as a result, such benchmark rates may cease to comply with applicable laws and regulations, may be permanently discontinued or the basis on which they are calculated may change. The London interbank offered rate, which may be one of the benchmark rates with reference to which the interest rate on Loans may be determined, is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the ICE Benchmark Administration (“IBA”), the administrator of the London interbank offered rate, and the Financial Conduct Authority (the “FCA”), the regulatory supervisor of IBA, announced in public statements (the “Announcements”) that the final publication or representativeness date for the London interbank offered rate for: (a) Sterling and Euros will be December 31, 2021, (b) Dollars for 1-week and 2- month tenor settings will be December 31, 2021 and (c) Dollars for overnight, 1-month, 3-month, 6-month and 12-month tenor settings will be June 30, 2023. No successor administrator for IBA was identified in such Announcements. As a result, it is possible that commencing immediately after such dates, the London interbank offered rate for such currencies and tenors may no longer be available or may no longer be deemed a representative reference rate upon which to determine the interest rate on applicable Loans. There is no assurance that the dates set forth in the Announcements will not change or that IBA or the FCA will not take further action that could impact the availability, composition or characteristics of any London interbank offered rate. Public and private sector industry initiatives have been and continue, as of the date hereof, to be underway to implement new or alternative reference rates to be used in place of London interbank offered rates. In the event that the London interbank offered rate or any other then-current Benchmark is no longer available or in certain other circumstances set forth in Section 5.8(c), such Section 5.8(c) provides a mechanism for determining an alternative rate of interest. The Administrative Agent will notify the US Borrower, pursuant to Section 5.8(c), of any change to the reference rate upon which the interest rate on Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (i) the continuation of, administration of, submission of, calculation of or any other matter related to the London interbank offered rate, the rates in the definition of “Eurocurrency Rate” or “SONIA Daily Rate” or any Benchmark, any component definition thereof or rates referenced in the definition thereof or with respect to any alternative, successor or replacement rate thereto (including any then-current Benchmark or any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 5.8(c), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, such Benchmark or any other Benchmark prior to its discontinuance or unavailability, or (ii) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of a Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any Benchmark, any component definition thereof or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the US Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

43 152003688_8 ARTICLE II REVOLVING CREDIT FACILITY SECTION 2.1 Revolving Credit Loans. Subject to the terms and conditions of this Agreement and the other Loan Documents, and in reliance upon the representations and warranties set forth in this Agreement and the other Loan Documents, each Revolving Credit Lender severally agrees to make Revolving Credit Loans (i) in Dollars or in one or more Alternative Currencies to the US Borrower or (ii) in one or more Alternative Currencies to the Non-US Borrowers, from time to time from the Closing Date to, but not including, the Revolving Credit Maturity Date as requested by the US Borrower in accordance with the terms of Section 2.3; provided, that (a) the Revolving Credit Outstandings shall not exceed the Revolving Credit Commitment, (b) the Revolving Credit Exposure of any Revolving Credit Lender shall not at any time exceed such Revolving Credit Lender’s Revolving Credit Commitment and (c) the aggregate Revolving Credit Outstandings denominated in Alternative Currencies shall not exceed the Alternative Currency Sublimit. Each Revolving Credit Loan by a Revolving Credit Lender shall be in a principal amount equal to such Revolving Credit Lender’s Revolving Credit Commitment Percentage of the aggregate principal amount of Revolving Credit Loans requested on such occasion. Subject to the terms and conditions hereof, the Borrowers may borrow, repay and reborrow Revolving Credit Loans hereunder until the Revolving Credit Maturity Date. SECTION 2.2 Swingline Loans. (a) Availability. Subject to the terms and conditions of this Agreement and the other Loan Documents, including, without limitation, Section 6.2(e) of this Agreement, and in reliance upon the representations and warranties set forth in this Agreement and the other Loan Documents, the Swingline Lender may, in its sole discretion, make Swingline Loans in Dollars to the US Borrower from time to time from the Closing Date to, but not including, the Revolving Credit Maturity Date; provided, that (i) after giving effect to any amount requested, the Revolving Credit Outstandings shall not exceed the Revolving Credit Commitment and (ii) the aggregate principal amount of all outstanding Swingline Loans (after giving effect to any amount requested) shall not exceed the Swingline Commitment. Notwithstanding any provision herein to the contrary, the Swingline Lender and the US Borrower may agree that the Swingline Facility may be used to automatically draw and repay Swingline Loans (subject to the limitations set forth herein) pursuant to cash management arrangements between the US Borrower and the Swingline Lender (the “Sweep Arrangement”). Principal and interest on Swingline Loans deemed requested pursuant to the Sweep Arrangement shall be paid pursuant to the terms and conditions agreed to between the US Borrower and the Swingline Lender (without any deduction, setoff or counterclaim whatsoever). The borrowing and disbursement provisions set forth in Section 2.3 and any other provision hereof with respect to the timing or amount of payments on the Swingline Loans (other than Section 2.4(a)) shall not be applicable to Swingline Loans made and prepaid pursuant to the Sweep Arrangement. Unless sooner paid pursuant to the provisions hereof or the provisions of the Sweep Arrangement, the principal amount of the Swingline Loans shall be paid in full, together with accrued interest thereon, on the Revolving Credit Maturity Date. (b) Refunding. (i) The Swingline Lender, at any time and from time to time in its sole and absolute discretion may, on behalf of the US Borrower (which hereby irrevocably directs the Swingline Lender to act on its behalf), by written notice given no later than 11:00 a.m. on any Business Day request each Revolving Credit Lender to make, and each Revolving Credit Lender hereby agrees to make, a Revolving Credit Loan as a Base Rate Loan in an amount equal to such Revolving Credit Lender’s Revolving Credit Commitment Percentage of the aggregate amount of the Swingline Loans outstanding on the date of such notice, to repay the Swingline Lender. Each Revolving Credit Lender shall make the amount of such Revolving Credit Loan available to the Administrative Agent

44 152003688_8 in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such notice. The proceeds of such Revolving Credit Loans shall be immediately made available by the Administrative Agent to the Swingline Lender for application by the Swingline Lender to the repayment of the Swingline Loans. No Revolving Credit Lender’s obligation to fund its respective Revolving Credit Commitment Percentage of a Swingline Loan shall be affected by any other Revolving Credit Lender’s failure to fund its Revolving Credit Commitment Percentage of a Swingline Loan, nor shall any Revolving Credit Lender’s Revolving Credit Commitment Percentage be increased as a result of any such failure of any other Revolving Credit Lender to fund its Revolving Credit Commitment Percentage of a Swingline Loan. (ii) The US Borrower shall pay to the Swingline Lender on demand, and in any event on the Revolving Credit Maturity Date, in immediately available funds the amount of such Swingline Loans to the extent amounts received from the Revolving Credit Lenders are not sufficient to repay in full the outstanding Swingline Loans requested or required to be refunded. In addition, the US Borrower irrevocably authorizes the Administrative Agent to charge any account maintained by the US Borrower with the Swingline Lender (up to the amount available therein) in order to immediately pay the Swingline Lender the amount of such Swingline Loans to the extent amounts received from the Revolving Credit Lenders are not sufficient to repay in full the outstanding Swingline Loans requested or required to be refunded. If any portion of any such amount paid to the Swingline Lender shall be recovered by or on behalf of the US Borrower from the Swingline Lender in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitment Percentages. (iii) If for any reason any Swingline Loan cannot be refinanced with a Revolving Credit Loan pursuant to Section 2.2(b)(i), each Revolving Credit Lender shall, on the date such Revolving Credit Loan was to have been made pursuant to the notice referred to in Section 2.2(b)(i), purchase for cash an undivided participating interest in the then outstanding Swingline Loans by paying to the Swingline Lender an amount (the “Swingline Participation Amount”) equal to such Revolving Credit Lender’s Revolving Credit Commitment Percentage of the aggregate principal amount of Swingline Loans then outstanding. Each Revolving Credit Lender will immediately transfer to the Swingline Lender, in immediately available funds, the amount of its Swingline Participation Amount. Whenever, at any time after the Swingline Lender has received from any Revolving Credit Lender such Revolving Credit Lender’s Swingline Participation Amount, the Swingline Lender receives any payment on account of the Swingline Loans, the Swingline Lender will distribute to such Revolving Credit Lender its Swingline Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Revolving Credit Lender’s pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swingline Loans then due); provided that in the event that such payment received by the Swingline Lender is required to be returned, such Revolving Credit Lender will return to the Swingline Lender any portion thereof previously distributed to it by the Swingline Lender. (iv) Each Revolving Credit Lender’s obligation to make the Revolving Credit Loans referred to in Section 2.2(b)(i) and to purchase participating interests pursuant to Section 2.2(b)(iii) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right that such Revolving Credit Lender or the US Borrower may have against the Swingline Lender, the US Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Article VI, (C) any adverse change in

45 152003688_8 the condition (financial or otherwise) of the US Borrower, (D) any breach of this Agreement or any other Loan Document by the US Borrower, any other Credit Party or any other Revolving Credit Lender or (E) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. (v) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swingline Lender any amount required to be paid by such Revolving Credit Lender pursuant to the foregoing provisions of this Section 2.2(b) by the time specified in Section 2.2(b)(i) or 2.2(b)(iii), as applicable, the Swingline Lender shall be entitled to recover from such Revolving Credit Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swingline Lender at a rate per annum equal to the applicable Federal Funds Rate, plus any administrative, processing or similar fees customarily charged by the Swingline Lender in connection with the foregoing. If such Revolving Credit Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Revolving Credit Lender’s Revolving Credit Loan or Swingline Participation Amount, as the case may be. A certificate of the Swingline Lender submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error. (c) Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, this Section 2.2 shall be subject to the terms and conditions of Section 5.14 and Section 5.15. SECTION 2.3 Procedure for Advances of Revolving Credit Loans and Swingline Loans. (a) Requests for Borrowing. The applicable Borrower shall give the Administrative Agent irrevocable prior written notice substantially in the form of Exhibit B (a “Notice of Borrowing”) not later than 11:00 a.m. (i) on the same Business Day as each Base Rate Loan and each Swingline Loan, (ii) at least three (3) Eurocurrency Banking Days before each Eurocurrency Rate Loan denominated in Dollars or Canadian Dollars, (iii) at least four (4) Eurocurrency Banking Days before each Eurocurrency Rate Loan denominated in Alternative Currencies (other than Canadian Dollars) and (iv) at least four (4) Business Days before each SONIA Daily Rate Loan of its intention to borrow, specifying (A) the date of such borrowing, which shall be a Business Day, (B) the name of the Borrower, (C) the amount of such borrowing, which shall be, (x) with respect to Base Rate Loans (other than Swingline Loans) in an aggregate principal amount of $3,000,000 or a whole multiple of $1,000,000 in excess thereof, (y) with respect to Eurocurrency Rate Loans and SONIA Daily Rate Loans, in an aggregate principal amount of $5,000,000 (or, if such Loan is denominated in an Alternative Currency, 5,000,000 units of such currency) or a whole multiple of $1,000,000 (or, if such Loan is denominated in an Alternative Currency, 1,000,000 units of such currency) in excess thereof and (z) with respect to Swingline Loans in an aggregate principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or, in each case, the remaining amount of the Revolving Credit Commitment or the Swingline Commitment, as applicable), (D) whether such Loan is to be a Revolving Credit Loan or Swingline Loan, (E) in the case of a Revolving Credit Loan to be made in Dollars whether the Loans are to be Eurocurrency Rate Loans or Base Rate Loans, (F) in the case of a Revolving Credit Loan which is a Eurocurrency Rate Loan, the currency to be borrowed and (G) in the case of a Eurocurrency Rate Loan, the duration of the Interest Period applicable thereto; provided that if the applicable Borrower wishes to request Eurocurrency Rate Loans having an Interest Period of twelve months in duration, such notice must be received by the Administrative Agent not later than 11:00 a.m. three (3) Eurocurrency Banking Days prior to the requested date of such borrowing, whereupon the Administrative Agent shall give prompt notice to the Revolving Credit Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. If the applicable Borrower fails to specify a type of Loan in a Notice of Borrowing, then the applicable Loans shall be made as Base Rate Loans denominated

46 152003688_8 in Dollars; provided, however, with respect to a Loan denominated in an Alternative Currency, such Loans shall be made as Eurocurrency Rate Loans with an Interest Period of one month or SONIA Daily Rate Loans, as applicable. If the applicable Borrower fails to specify a currency in a Notice of Borrowing then the Loan so requested shall be made in Dollars. If the applicable Borrower requests a borrowing of Eurocurrency Rate Loans in any such Notice of Borrowing, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. A Notice of Borrowing received after 11:00 a.m. shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Revolving Credit Lenders of each Notice of Borrowing. (b) Disbursement of Revolving Credit and Swingline Loans. Following receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Lender of the amount (and currency) of its Revolving Credit Commitment Percentage of the Revolving Credit Loans. Not later than 1:00 p.m. on the proposed borrowing date, and not later than the Applicable Time specified by the Administrative Agent in the case of any Revolving Credit Loan in an Alternative Currency, (i) each Revolving Credit Lender will make available to the Administrative Agent, for the account of the applicable Borrower, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, such Revolving Credit Lender’s Revolving Credit Commitment Percentage of the Revolving Credit Loans denominated in Dollars or the Alternative Currency to be made on such borrowing date and (ii) the Swingline Lender will make available to the Administrative Agent, for the account of the US Borrower, at the office of the Administrative Agent in funds denominated in Dollars immediately available to the Administrative Agent, the Swingline Loans to be made on such borrowing date. Each Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this Section in immediately available funds by crediting or wiring such proceeds to the deposit account of the US Borrower identified in the most recent notice substantially in the form attached as Exhibit C (a “Notice of Account Designation”) delivered by the US Borrower to the Administrative Agent or as may be otherwise agreed upon by the US Borrower and the Administrative Agent from time to time. Subject to Section 5.7 hereof, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Revolving Credit Loan requested pursuant to this Section to the extent that any Revolving Credit Lender has not made available to the Administrative Agent its Revolving Credit Commitment Percentage of such Loan. Revolving Credit Loans to be made for the purpose of refunding Swingline Loans shall be made by the Revolving Credit Lenders as provided in Section 2.2(b). SECTION 2.4 Repayment and Prepayment of Revolving Credit and Swingline Loans. (a) Repayment on Termination Date. The US Borrower hereby agrees to repay the outstanding principal amount of all (i) Revolving Credit Loans in full on the Revolving Credit Maturity Date and (ii) all Swingline Loans in accordance with Section 2.2(b) (but, in any event, no later than the Revolving Credit Maturity Date), together, in each case, with all accrued but unpaid interest thereon. Each Non US Borrower hereby agrees to repay the outstanding principal amount of Non-US Revolving Credit Loans borrowed by such Non US Borrower on the Revolving Credit Maturity Date, together, in each case, with all accrued but unpaid interest thereon. (b) Mandatory Prepayments. If at any time the Revolving Credit Outstandings exceed the Revolving Credit Commitment, the US Borrower agrees to repay immediately upon notice from the Administrative Agent, by payment to the Administrative Agent for the account of the Revolving Credit Lenders, Extensions of Credit in an amount equal to such excess with each such repayment applied first, to the principal amount of outstanding Swingline Loans, second to the principal amount of outstanding Revolving Credit Loans and third, with respect to any Letters of Credit then outstanding, a payment of Cash Collateral into a Cash Collateral account opened by the Administrative Agent, for the benefit of the Revolving Credit Lenders, in an amount equal to such excess (such Cash Collateral to be applied in accordance with Section 10.2(b)). If the Administrative Agent notifies the US Borrower at any time that

47 152003688_8 the Outstanding Amount of all Loans denominated in Alternative Currencies at such time exceeds an amount equal to 105% of the Alternative Currency Sublimit then in effect, then, within two Business Days after receipt of such notice, the US Borrower or the Non-US Borrowers solely as to their Non-US Obligations, as applicable, shall prepay Loans in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to an amount not to exceed 100% of the Alternative Currency Sublimit then in effect. (c) Optional Prepayments. The Borrowers may at any time and from time to time prepay Revolving Credit Loans and Swingline Loans, in whole or in part, with irrevocable prior written notice to the Administrative Agent substantially in the form attached as Exhibit D (a “Notice of Prepayment”) given not later than 11:00 a.m. (i) on the same Business Day of the intended prepayment of each Base Rate Loan and each Swingline Loan, (ii) at least three (3) Eurocurrency Banking Days before the intended prepayment of each Eurocurrency Rate Loan denominated in Dollars or Canadian Dollars, (iii) four (4) Eurocurrency Banking Days before the intended prepayment of each Eurocurrency Rate Loan denominated in Alternative Currencies (other than Canadian Dollars) and (iv) four (4) Business Days before the intended prepayment of each SONIA Daily Rate Loan, specifying the date and amount of prepayment and whether the prepayment is of Eurocurrency Rate Loans, Base Rate Loans, SONIA Daily Rate Loans, Swingline Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of such notice, the Administrative Agent shall promptly notify each Revolving Credit Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial prepayments shall be in an aggregate amount of $3,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to Base Rate Loans (other than Swingline Loans), $5,000,000 (or, if such Loan is denominated in an Alternative Currency, 5,000,000 units of such currency) or a whole multiple of $1,000,000 (or, if such Loan is denominated in an Alternative Currency, 1,000,000 units of such currency) in excess thereof with respect to Eurocurrency Rate Loans (whether denominated in Dollars or Alternative Currencies) and SONIA Daily Rate Loans and $500,000 or a whole multiple of $100,000 in excess thereof with respect to Swingline Loans. A Notice of Prepayment received after 11:00 a.m. shall be deemed received on the next Business Day. Each such repayment shall be accompanied by any amount required to be paid pursuant to Section 5.9 hereof. Notwithstanding the foregoing, any Notice of a Prepayment delivered in connection with any refinancing of all of the Credit Facility with the proceeds of such refinancing or of any incurrence of Indebtedness or the occurrence of some other identifiable event or condition, may be, if expressly so stated to be, contingent upon the consummation of such refinancing or incurrence or occurrence of such other identifiable event or condition and may be revoked by the Borrowers in the event such contingency is not met (provided that the failure of such contingency shall not relieve the Borrowers from their obligations in respect thereof under Section 5.9). (d) Limitation on Prepayment of Eurocurrency Rate Loans and SONIA Daily Rate Loans. The Borrowers may not prepay any Eurocurrency Rate Loan on any day other than on the last day of the Interest Period applicable thereto or any SONIA Daily Rate Loan on the Interest Payment Date applicable thereto, in each case unless such prepayment is accompanied by any amount required to be paid pursuant to Section 5.9 hereof. (e) Hedge Agreements. No repayment or prepayment of the Loans pursuant to this Section shall affect any of the Borrowers’ obligations under any Hedge Agreement entered into with respect to the Loans. SECTION 2.5 Reserved. SECTION 2.6 Termination of Revolving Credit Facility. The Revolving Credit Facility and the Revolving Credit Commitments shall terminate on the Revolving Credit Maturity Date.

48 152003688_8 ARTICLE III LETTER OF CREDIT FACILITY SECTION 3.1 L/C Facility. (a) Availability. Subject to the terms and conditions hereof, each Issuing Lender, in reliance on the agreements of the Revolving Credit Lenders set forth in Section 3.4(a), agrees to issue standby or commercial Letters of Credit denominated in Dollars or one more Alternative Currencies in an aggregate amount not to exceed its L/C Commitment for the account of the US Borrower or, subject to Section 3.10, any Subsidiary thereof. Letters of Credit may be issued on any Business Day from the Closing Date to, but not including the fifth (5th) Business Day prior to the Revolving Credit Maturity Date in such form as may be approved from time to time by the applicable Issuing Lender; provided, that no Issuing Lender shall issue any Letter of Credit if, after giving effect to such issuance, (a) the L/C Obligations would exceed the L/C Sublimit, (b) the L/C Obligations would exceed the L/C Commitment with respect to each Issuing Lender, (c) the Revolving Credit Outstandings would exceed the Revolving Credit Commitment or (d) the Revolving Credit Outstandings denominated in Alternative Currencies would exceed the Alternative Currency Sublimit. Each Letter of Credit shall (i) expire on a date no more than twelve (12) months after the date of issuance or last renewal of such Letter of Credit (subject to automatic renewal for additional one (1) year periods pursuant to the terms of the Letter of Credit Application or other documentation acceptable to the applicable Issuing Lender), which date shall be no later than the fifth (5th) Business Day prior to the Revolving Credit Maturity Date and (ii) be subject to the Uniform Customs, in the case of a commercial Letter of Credit, or ISP, in the case of a standby Letter of Credit, in each case as set forth in the Letter of Credit Application or as determined by the applicable Issuing Lender and, to the extent not inconsistent therewith, the laws of the State of Illinois. No Issuing Lender shall at any time be obligated to issue any Letter of Credit hereunder if (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Lender from issuing such Letter of Credit, or any Applicable Law applicable to such Issuing Lender or (B) any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Lender shall prohibit, or request that such Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Lender with respect to letters of credit generally or such Letter of Credit in particular any restriction or reserve or capital requirement (for which such Issuing Lender is not otherwise compensated) not in effect on the Closing Date, or any unreimbursed loss, cost or expense that was not applicable, in effect or known to such Issuing Lender as of the Closing Date and that such Issuing Lender in good faith deems material to it, or (C) the conditions set forth in Section 6.2 are not satisfied. References herein to “issue” and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any outstanding Letters of Credit, unless the context otherwise requires. As of the Closing Date, each of the Existing Letters of Credit shall constitute, for all purposes of this Agreement and the other Loan Documents, a Letter of Credit issued and outstanding hereunder. (b) Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, Article III shall be subject to the terms and conditions of Section 5.14 and Section 5.15. SECTION 3.2 Procedure for Issuance of Letters of Credit. The US Borrower may from time to time request that any Issuing Lender issue, amend, renew or extend a Letter of Credit by delivering to such Issuing Lender at its applicable office (with a copy to the Administrative Agent at the Administrative Agent’s Office) a Letter of Credit Application therefor, completed to the satisfaction of such Issuing Lender, and such other certificates, documents and other papers and information as such Issuing Lender or the Administrative Agent may request (which information shall include the applicable currency in which such Letter of Credit shall be denominated). Upon receipt of any Letter of Credit Application, the applicable Issuing Lender shall, process such Letter of Credit Application and the certificates, documents and other

49 152003688_8 papers and information delivered to it in connection therewith in accordance with its customary procedures and shall, subject to Section 3.1 and Article VI, promptly issue, amend, renew or extend the Letter of Credit requested thereby (but in no event shall such Issuing Lender be required to issue any Letter of Credit earlier than three (3) Business Days after its receipt of the Letter of Credit Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by such Issuing Lender and the US Borrower. The applicable Issuing Lender shall promptly furnish to the US Borrower and the Administrative Agent a copy of such Letter of Credit and the Administrative Agent shall promptly notify each Revolving Credit Lender of the issuance and upon request by any Lender, furnish to such Revolving Credit Lender a copy of such Letter of Credit and the amount of such Revolving Credit Lender’s participation therein. SECTION 3.3 Commissions and Other Charges. (a) Letter of Credit Commissions. Subject to Section 5.15(a)(iii)(B), the US Borrower shall pay to the Administrative Agent, for the account of the applicable Issuing Lender and the L/C Participants, a letter of credit commission with respect to each Letter of Credit in the amount equal to (i) in the case of commercial Letters of Credit, the Dollar Equivalent of the daily amount available to be drawn under such commercial Letters of Credit times the Applicable Margin with respect to Revolving Credit Loans that are Eurocurrency Rate Loans and (ii) in the case of standby Letters of Credit, the Dollar Equivalent of the daily amount available to be drawn under such standby Letters of Credit times the Applicable Margin with respect to Revolving Credit Loans that are Eurocurrency Rate Loans (determined, in each case, on a per annum basis). Such commission shall be payable in Dollars quarterly in arrears on the last Business Day of each calendar quarter (commencing with the first such date to occur after the issuance of such Letter of Credit), on the Revolving Credit Maturity Date and thereafter on demand of the Administrative Agent. The Administrative Agent shall, promptly following its receipt thereof, distribute to the applicable Issuing Lender and the L/C Participants all commissions received pursuant to this Section 3.3 in accordance with their respective Revolving Credit Commitment Percentages. (b) Issuance Fee. In addition to the foregoing commission, the US Borrower shall pay directly to the applicable Issuing Lender, for its own account, an issuance fee with respect to each Letter of Credit issued by such Issuing Lender as set forth in the Fee Letters executed by such Issuing Lender. Such issuance fee shall be payable in Dollars quarterly in arrears on the last Business Day of each calendar quarter commencing with the first such date to occur after the issuance of such Letter of Credit, on the Revolving Credit Maturity Date and thereafter on demand of the applicable Issuing Lender. (c) Other Fees, Costs, Charges and Expenses. In addition to the foregoing fees and commissions, the US Borrower shall pay or reimburse each Issuing Lender in Dollars for such normal and customary fees, costs, charges and expenses as are incurred or charged by such Issuing Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit issued by it. (d) The commissions, fees, charges, costs and expenses payable pursuant to this Section 3.3 shall be payable in Dollars (based on the Dollar amount of such fees), notwithstanding the applicable currency in which the applicable Letter of Credit is denominated. SECTION 3.4 L/C Participations. (a) Each Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce each Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from each Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant’s own account and risk an undivided interest

50 152003688_8 equal to such L/C Participant’s Revolving Credit Commitment Percentage in each Issuing Lender’s obligations and rights under and in respect of each Letter of Credit issued by it hereunder and the amount of each draft paid by such Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with each Issuing Lender that, if a draft is paid under any Letter of Credit issued by such Issuing Lender for which such Issuing Lender is not reimbursed in full by the US Borrower through a Revolving Credit Loan or otherwise in accordance with the terms of this Agreement, such L/C Participant shall pay to such Issuing Lender, in the applicable currency in which such Letter of Credit is denominated, upon demand at such Issuing Lender’s address for notices specified herein an amount equal to such L/C Participant’s Revolving Credit Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed. (b) Upon becoming aware of any amount required to be paid by any L/C Participant to any Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by such Issuing Lender under any Letter of Credit, issued by it, such Issuing Lender shall notify the Administrative Agent of such unreimbursed amount and the Administrative Agent shall notify each L/C Participant (with a copy to the applicable Issuing Lender) of the amount and due date of such required payment and such L/C Participant shall pay to the Administrative Agent, in the applicable currency in which such Letter of Credit is denominated (which, in turn shall pay such Issuing Lender) the amount specified on the applicable due date. If any such amount is paid to such Issuing Lender after the date such payment is due, such L/C Participant shall pay to the Administrative Agent, which in turn shall pay such Issuing Lender, in the applicable currency in which such Letter of Credit is denominated, on demand, in addition to such amount, the product of (i) such amount, times (ii) the daily average Overnight Rate as determined by the Administrative Agent during the period from and including the date such payment is due to the date on which such payment is immediately available to such Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360, plus any administrative, processing or similar fees customarily charged by such Issuing Lender in connection with the foregoing. A certificate of such Issuing Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error. With respect to payment to such Issuing Lender of the unreimbursed amounts described in this Section, if the L/C Participants receive notice that any such payment is due (A) prior to 1:00 p.m. on any Business Day, such payment shall be due that Business Day, and (B) after 1:00 p.m. on any Business Day, such payment shall be due on the following Business Day. (c) Whenever, at any time after any Issuing Lender has made payment under any Letter of Credit issued by it and has received from any L/C Participant its Revolving Credit Commitment Percentage of such payment in accordance with this Section, such Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Administrative Agent or otherwise), or any payment of interest on account thereof, such Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, that in the event that any such payment received by such Issuing Lender shall be required to be returned by such Issuing Lender, such L/C Participant shall return to the Administrative Agent, which shall in turn pay to such Issuing Lender the portion thereof previously distributed by such Issuing Lender to it. (d) Each L/C Participant’s obligation to make the Revolving Credit Loans referred to in Section 3.4(b) and to purchase participating interests pursuant to Section 3.4(a) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Revolving Credit Lender or the US Borrower may have against the Issuing Lender or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Article VI, (iii) any adverse change in the condition (financial or otherwise) of the US Borrower, (iv) any breach of this Agreement or any other Loan Document by the US Borrower, any other Credit Party or any other Revolving Credit Lender or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

51 152003688_8 SECTION 3.5 Reimbursement Obligation of the US Borrower. (a) (i) In the event of any drawing under any Letter of Credit, the US Borrower agrees to reimburse (either with the proceeds of a Revolving Credit Loan as provided for in this Section or with funds from other sources), in Same Day Funds, the applicable Issuing Lender on each date on which such Issuing Lender notifies the US Borrower of the date and amount of a draft paid by it under any Letter of Credit for the amount of (A) such draft so paid and (B) any amounts referred to in Section 3.3(c) incurred by such Issuing Lender in connection with such payment. (ii) In the case of a Letter of Credit denominated in an Alternative Currency, the US Borrower shall reimburse such Issuing Lender in such Alternative Currency, unless (A) such Issuing Lender (at its option) shall have specified in such notice that it will require reimbursement in Dollars or (B) in the absence of any such requirement for reimbursement in Dollars, the US Borrower shall have notified such Issuing Lender promptly following receipt of the notice of drawing that the US Borrower will reimburse such Issuing Lender in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, such Issuing Lender shall notify the US Borrower of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. Not later than 11:00 a.m. on the date of any payment by such Issuing Lender under a Letter of Credit to be reimbursed in Dollars, or the Applicable Time on the date of any payment by such Issuing Lender under a Letter of Credit to be reimbursed in an Alternative Currency, the US Borrower shall reimburse such Issuing Lender through the Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency. (b) Unless the US Borrower shall immediately notify such Issuing Lender that the US Borrower intends to reimburse such Issuing Lender for such drawing from other sources or funds, the US Borrower shall be deemed to have timely given a Notice of Borrowing to the Administrative Agent requesting that the Revolving Credit Lenders make a Revolving Credit Loan funded in Dollars as a Base Rate Loan on the applicable repayment date in the Dollar Equivalent of (i) such draft so paid and (ii) any amounts referred to in Section 3.3(c) incurred by such Issuing Lender in connection with such payment (including, without limitation, any and all costs, fees and other expenses incurred by the Issuing Lender in effecting the payment of any Letter of Credit denominated in an Alternative L/C Currency), and the Revolving Credit Lenders shall make a Revolving Credit Loan funded in Dollars as a Base Rate Loan in such amount, the proceeds of which shall be applied to reimburse such Issuing Lender for the amount of the related drawing and such fees and expenses. Each Revolving Credit Lender acknowledges and agrees that its obligation to fund a Revolving Credit Loan in accordance with this Section to reimburse such Issuing Lender for any draft paid under a Letter of Credit issued by it is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, non-satisfaction of the conditions set forth in Section 2.3(a) or Article VI. If the US Borrower has elected to pay the amount of such drawing with funds from other sources and shall fail to reimburse such Issuing Lender as provided above, or if the amount of such drawing is not fully refunded through a Base Rate Loan as provided above, the unreimbursed amount of such drawing shall bear interest at the rate which would be payable on any outstanding Base Rate Loans which were then overdue from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until paid in full. (c) The US Borrower shall, upon demand from any Issuing Lender or L/C Participant, pay to such Issuing Lender or L/C Participant, the amount of (i) any loss or cost or increased cost incurred by such Issuing Lender or L/C Participant, (ii) any reduction in any amount payable to or in the effective return on the capital to such Issuing Lender or L/C Participant, (iii) any currency exchange loss, in each case that such Issuing Lender or L/C Participant sustains as a result of the US Borrower’s repayment in Dollars of any Letter of Credit denominated in an Alternative Currency. A certificate of such Issuing Lender setting

52 152003688_8 forth in reasonable detail the basis for determining such additional amount or amounts necessary to compensate such Issuing Lender shall be conclusively presumed to be correct save for manifest error. SECTION 3.6 Obligations Absolute. The US Borrower’s obligations under this Article III (including, without limitation, the Reimbursement Obligation) shall be absolute and unconditional under any and all circumstances and irrespective of any set off, counterclaim or defense to payment which the US Borrower may have or have had against the applicable Issuing Lender or any beneficiary of a Letter of Credit or any other Person. The US Borrower also agrees that the applicable Issuing Lender and the L/C Participants shall not be responsible for, and the US Borrower’s Reimbursement Obligation under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the US Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the US Borrower against any beneficiary of such Letter of Credit or any such transferee or any adverse change in the relevant exchange rates or in the availability of any applicable currency to the US Borrower or any applicable Subsidiary or in the relevant currency markets generally. No Issuing Lender shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit issued by it, except for errors or omissions caused by such Issuing Lender’s gross negligence or willful misconduct, as determined by a court of competent jurisdiction by final nonappealable judgment. The US Borrower agrees that any action taken or omitted by any Issuing Lender under or in connection with any Letter of Credit issued by it or the related drafts or documents, if done in the absence of gross negligence or willful misconduct shall be binding on the US Borrower and shall not result in any liability of such Issuing Lender or any L/C Participant to the US Borrower. The responsibility of any Issuing Lender to the US Borrower in connection with any draft presented for payment under any Letter of Credit issued to it shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment substantially conforms to the requirements under such Letter of Credit. SECTION 3.7 Effect of Letter of Credit Application. To the extent that any provision of any Letter of Credit Application related to any Letter of Credit is inconsistent with the provisions of this Article III, the provisions of this Article III shall apply. SECTION 3.8 Resignation of Issuing Lenders. (a) Any Lender may at any time resign from its role as an Issuing Lender hereunder upon not less than thirty (30) days prior notice to the US Borrower and the Administrative Agent (or such shorter period of time as may be acceptable to the US Borrower and the Administrative Agent). (b) Any resigning Issuing Lender shall retain all the rights, powers, privileges and duties of an Issuing Lender hereunder with respect to all Letters of Credit issued by it that are outstanding as of the effective date of its resignation as an Issuing Lender and all L/C Obligations with respect thereto (including, without limitation, the right to require the Revolving Credit Lenders to take such actions as are required under Section 3.4). Without limiting the foregoing, upon the resignation of a Lender as an Issuing Lender hereunder, the US Borrower may, or at the request of such resigned Issuing Lender the US Borrower shall, use commercially reasonable efforts to, arrange for one or more of the other Issuing Lenders to issue Letters of Credit hereunder in substitution for the Letters of Credit, if any, issued by such resigned Issuing Lender and outstanding at the time of such resignation, or make other arrangements satisfactory to the resigned Issuing Lender to effectively cause another Issuing Lender to assume the obligations of the resigned Issuing Lender with respect to any such Letters of Credit.

53 152003688_8 SECTION 3.9 Reporting of Letter of Credit Information and L/C Commitment. At any time that there is an Issuing Lender that is not also the financial institution acting as Administrative Agent, then (a) on the last Business Day of each calendar month, (b) on each date that a Letter of Credit is amended, terminated or otherwise expires, (c) on each date that a Letter of Credit is issued or the expiry date of a Letter of Credit is extended, and (d) upon the request of the Administrative Agent, each Issuing Lender (or, in the case of clauses (b), (c) or (d) of this Section, the applicable Issuing Lender) shall deliver to the Administrative Agent a report setting forth in form and detail reasonably satisfactory to the Administrative Agent information (including, without limitation, any reimbursement, Cash Collateral, or termination in respect of Letters of Credit issued by such Issuing Lender) with respect to each Letter of Credit issued by such Issuing Lender that is outstanding hereunder. In addition, each Issuing Lender shall provide notice to the Administrative Agent of its L/C Commitment, or any change thereto, promptly upon it becoming an Issuing Lender or making any change to its L/C Commitment. No failure on the part of any Issuing Lender to provide such information pursuant to this Section 3.9 shall limit the obligations of the US Borrower or any Revolving Credit Lender hereunder with respect to its reimbursement and participation obligations hereunder. SECTION 3.10 Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Domestic Subsidiary, the US Borrower shall be obligated to reimburse, or to cause the applicable Subsidiary to reimburse, the applicable Issuing Lender hereunder for any and all drawings under such Letter of Credit. The US Borrower hereby acknowledges that the issuance of Letters of Credit for the account of any of its Subsidiaries inures to the benefit of the US Borrower and that the US Borrower’s business derives substantial benefits from the businesses of such Subsidiaries. ARTICLE IV RESERVED ARTICLE V GENERAL LOAN PROVISIONS SECTION 5.1 Interest. (a) Interest Rate Options. Subject to the provisions of this Section, at the election of the applicable Borrower, (i) Revolving Credit Loans denominated in Dollars and, if applicable, Incremental Term Loans, shall bear interest at (A) the Base Rate plus the Applicable Margin or (B) the Adjusted Eurocurrency Rate plus the Applicable Margin, (ii) Revolving Credit Loans denominated in an Alternative Currency (other than Sterling) shall bear interest at the Adjusted Eurocurrency Rate plus the Applicable Margin (provided that the Adjusted Eurocurrency Rate shall not be available until three (3) Business Days (or four (4) Business Days in the case of any Alternative Currency other than Canadian Dollars) after the Closing Date unless the US Borrower has delivered to the Administrative Agent a letter in form and substance reasonably satisfactory to the Administrative Agent indemnifying the Lenders in the manner set forth in Section 5.9 of this Agreement), (iii) Revolving Credit Loans denominated in Sterling shall bear interest at the SONIA Daily Rate plus the Applicable Margin and (iv) any Swingline Loan shall bear interest at the Base Rate plus the Applicable Margin. The applicable Borrower shall select the rate of interest and Interest Period, if any, applicable to any Loan at the time a Notice of Borrowing is given or at the time a Notice of Conversion/Continuation is given pursuant to Section 5.2. (b) Default Rate. Subject to Section 10.3, (i) immediately upon the occurrence and during the continuance of an Event of Default under Section 10.1(a), (b), (i) or (j), or (ii) at the election of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, (A) the Borrowers shall no longer have the option to request Eurocurrency Rate Loans, SONIA Daily Rate Loans, Swingline

54 152003688_8 Loans or Letters of Credit, (B) any or all of the then outstanding Eurocurrency Rate Loans denominated in an Alternative Currency be prepaid, or redenominated into Dollars in the amount of the Dollar Equivalent thereof, on the last day of the then current Interest Period with respect thereto, (C) all outstanding Eurocurrency Rate Loans shall bear interest at a rate per annum of two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Eurocurrency Rate Loans until the end of the applicable Interest Period and thereafter at a rate equal to two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans, (D) all outstanding SONIA Daily Rate Loans shall bear interest at a rate per annum of two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to SONIA Daily Rate Loans until the next Interest Payment Date therefor and thereafter shall automatically be converted to a Base Rate Loan denominated in Dollars (in an amount equal to the Dollar Equivalent of the applicable Alternative Currency) immediately and shall, as of such conversion, bear interest at a rate per annum of two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans, (E) all outstanding Base Rate Loans and other Obligations arising hereunder or under any other Loan Document shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans or such other Obligations arising hereunder or under any other Loan Document (such rate as determined under clause (C), (D) or (E), as applicable, “Default Rate”) and (F) all accrued and unpaid interest shall be due and payable on demand of the Administrative Agent. Interest shall continue to accrue on the Obligations after the filing by or against the Borrowers of any petition seeking any relief in bankruptcy or under any Debtor Relief Law. (c) Interest Payment and Computation. Interest on each Base Rate Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto commencing September 30, 2019; interest on each SONIA Daily Rate Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto; and interest on each Eurocurrency Rate Loan shall be due and payable on the last day of each Interest Period applicable thereto, and if such Interest Period extends over three (3) months, at the end of each three (3) month interval during such Interest Period. All computations of interest for Base Rate Loans when the Base Rate is determined by the Prime Rate shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All computations of interest for SONIA Daily Rate Loans shall be made on the basis of a year of 365 days and actual days elapsed. All other computations of fees and interest provided hereunder shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365/366- day year) or, in the case of interest on Eurocurrency Rate Loans denominated in Alternative Currencies as to which market practice differs from the foregoing, in accordance with such market practice. For the purposes of the Interest Act (Canada), (i) whenever a rate of interest or fee rate hereunder is calculated on the basis of a year (the “deemed year”) that contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest or fee rate shall be expressed as a yearly rate by multiplying such rate of interest or fee rate by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year, (ii) the principle of deemed reinvestment of interest shall not apply to any interest calculation hereunder and (iii) the rates of interest stipulated herein are intended to be nominal rates and not effective rates or yields. (d) Maximum Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest under this Agreement charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent’s option (i) promptly refund to the Borrowers any interest received by the Lenders in excess of the maximum lawful rate or (ii) apply such excess to the principal balance of the Obligations. It is the intent hereof that the Borrowers not pay or contract to pay, and that neither the Administrative

55 152003688_8 Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrowers under Applicable Law. SECTION 5.2 Notice and Manner of Conversion or Continuation of Loans. Provided that no Default or Event of Default has occurred and is then continuing, the Borrowers shall have the option, subject to Section 5.1(a), to (a) convert at any time following the third Business Day after the Closing Date all or any portion of any outstanding Base Rate Loans (other than Swingline Loans) in a principal amount equal to $5,000,000 (or, if such Loan is denominated in an Alternative Currency, 5,000,000 units of such currency) or any whole multiple of $1,000,000 (or, if such Loan is denominated in an Alternative Currency, 1,000,000 units of such currency) in excess thereof (or such lesser amount as shall represent all of the Base Rate Loans then outstanding) into one or more Eurocurrency Rate Loans (whether in Dollars or any Alternative Currency), (b) upon the expiration of any Interest Period, (i) convert all or any part of its outstanding Eurocurrency Rate Loans denominated in Dollars in a principal amount equal to $3,000,000 or a whole multiple of $1,000,000 in excess thereof (or such lesser amount as shall represent all of the Eurocurrency Rate Loans then outstanding) into Base Rate Loans (other than Swingline Loans) or (ii) continue such Eurocurrency Rate Loans (whether in Dollars or an Alternative Currency) as Eurocurrency Rate Loans and (c) in the case of a SONIA Daily Rate Loan, upon the occurrence of the Interest Payment Date therefor, continue any such SONIA Daily Rate Loan as a SONIA Daily Rate Loan. Whenever the Borrowers desire to convert or continue Loans as provided above, the applicable Borrower shall give the Administrative Agent irrevocable prior written notice in the form attached as Exhibit E (a “Notice of Conversion/Continuation”) not later than 11:00 a.m. three (3) Business Days before the day on which a proposed conversion or continuation of any such Loan in Dollars or Canadian Dollars (or four (4) Business Days in the case of Euros or a SONIA Daily Rate Loan) is to be effective specifying (A) the Loans to be converted or continued, and, in the case of any Eurocurrency Rate Loan to be converted or continued, the last day of the Interest Period therefor, (B) the effective date of such conversion or continuation (which shall be a Business Day), (C) the principal amount of such Loans to be converted or continued, and (D) the Interest Period to be applicable to such converted or continued Eurocurrency Rate Loan and (E) the currency of the Loans to be converted or continued. If the applicable Borrower fails to deliver a timely Notice of Conversion/Continuation with respect to a SONIA Daily Rate Loan prior to the Interest Payment Date therefor, then, unless such SONIA Daily Rate Loan is repaid as provided herein, such Borrower shall be deemed to have selected that such SONIA Daily Rate Loan shall automatically continue as a SONIA Daily Rate Loan as of such Interest Payment Date. If the applicable Borrower fails to give a timely Notice of Conversion/Continuation prior to the end of the Interest Period for any Eurocurrency Rate Loan, then the applicable Eurocurrency Rate Loan shall be converted to a Base Rate Loan; provided, however, that in the case of a failure to timely request a continuation of Eurocurrency Rate Loans denominated in an Alternative Currency, such Loans shall be continued as Eurocurrency Rate Loans in their original currency with an Interest Period of one month. Any such automatic conversion to a Base Rate Loan shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loan. If the applicable Borrower requests a conversion to, or continuation of, Eurocurrency Rate Loans, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. No Loan may be converted into or continued as a Loan denominated in a different currency, but instead must be prepaid in the original currency of such Loan and reborrowed in the other currency. Notwithstanding anything to the contrary herein, a Swingline Loan may not be converted to a Eurocurrency Rate Loan or a SONIA Daily Rate Loan. The Administrative Agent shall promptly notify the affected Lenders of such Notice of Conversion/Continuation and if no timely notice of a conversion or continuation is provided by the applicable Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans or the continuation of Loans denominated in an Alternative Currency, in each case as described above. SECTION 5.3 Fees.

56 152003688_8 (a) Commitment Fee. Commencing on the Closing Date, subject to Section 5.15(a)(iii)(A), the US Borrower shall pay to the Administrative Agent, for the account of the Revolving Credit Lenders, a non-refundable commitment fee (the “Commitment Fee”) in Dollars at a rate per annum equal to the Applicable Margin on the average daily unused portion of the Revolving Credit Commitment of the Revolving Credit Lenders (other than the Defaulting Lenders, if any); provided, that the amount of outstanding Swingline Loans shall not be considered usage of the Revolving Credit Commitment for the purpose of calculating the Commitment Fee. The Commitment Fee shall be payable in arrears on the last Business Day of each calendar quarter during the term of this Agreement commencing September 30, 2019 and ending on the date upon which all Obligations (other than contingent indemnification obligations not then due) arising under the Revolving Credit Facility shall have been paid and satisfied in full in cash, all Letters of Credit have been terminated or expired (or been Cash Collateralized) and the Revolving Credit Commitment has been terminated. The Commitment Fee shall be distributed by the Administrative Agent to the Revolving Credit Lenders (other than any Defaulting Lender) pro rata in accordance with such Revolving Credit Lenders’ respective Revolving Credit Commitment Percentages. (b) Other Fees. The US Borrower shall pay to the Arranger and the Administrative Agent for their own respective accounts fees in Dollars in the amounts and at the times specified in their Fee Letter. The US Borrower shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. SECTION 5.4 Manner of Payment. Except as otherwise expressly provided herein and except with respect to principal and interest on Loans denominated in an Alternative Currency, each payment by the Borrowers on account of the principal of or interest on the Loans or of any fee, commission or other amounts (including the Reimbursement Obligation) payable to the Lenders under this Agreement shall be made not later than 1:00 p.m. on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent’s Office for the account of the Lenders entitled to such payment in Dollars, in immediately available funds and shall be made without any set off, counterclaim or deduction whatsoever. Any payment received after such time but before 2:00 p.m. (or, with respect to a payment to be made in an Alternative Currency, the Applicable Time specified by the Administrative Agent) on such day shall be deemed a payment on such date for the purposes of Section 10.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received (i) after 2:00 p.m., in the case of payment in Dollars or (ii) after the Applicable Time specified by the Administrative Agent in the case of payments in an Alternative Currency shall be deemed to have been made on the next succeeding Business Day for all purposes. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder with respect to principal and interest on Loans denominated in an Alternative Currency shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s office in such Alternative Currency and in Same Day Funds not later than the Applicable Time specified by the Administrative Agent on the dates specified herein. Without limitation the generality of the foregoing, the Administrative Agent may require that payments due under this agreement be made in the United States. If, for any reason, any Borrower is prohibited by any Applicable Law from making any required payment hereunder in an Alternative Currency, the US Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent shall distribute to each such Lender at its address for notices set forth herein its Commitment Percentage in respect of the relevant Credit Facility (or other applicable share as provided herein) of such payment and shall wire advice of the amount of such credit to each Lender. Each payment to the Administrative Agent on account of the principal of or interest on the Swingline Loans or of any fee, commission or other amounts payable to the Swingline Lender shall be made in like manner, but for the account of the Swingline Lender. Each payment to the Administrative Agent of any Issuing Lender’s fees or L/C Participants’ commissions shall be made in like manner, but for the account of such Issuing Lender or the L/C Participants, as the case may be. Each payment to the Administrative Agent of Administrative

57 152003688_8 Agent’s fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender under Sections 5.9, 5.10, 5.11 or 12.3 shall be paid to the Administrative Agent for the account of the applicable Lender. Subject to the definition of Interest Period, if any payment under this Agreement shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment. Notwithstanding the foregoing, if there exists a Defaulting Lender each payment by the Borrowers to such Defaulting Lender hereunder shall be applied in accordance with Section 5.15(a)(ii). SECTION 5.5 Evidence of Indebtedness. (a) Extensions of Credit. The Extensions of Credit made by each Lender and each Issuing Lender shall be evidenced by one or more accounts or records maintained by such Lender or such Issuing Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender or the applicable Issuing Lender shall be conclusive absent manifest error of the amount of the Extensions of Credit made by the Lenders or such Issuing Lender to the US Borrower and its Subsidiaries and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender or any Issuing Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrowers shall execute and deliver to such Lender (through the Administrative Agent) a Revolving Credit Note, Non-US Revolving Credit Note, Swingline Note and/or such other promissory note evidencing Incremental Term Loans as requested, as applicable, which shall evidence such Lender’s Revolving Credit Loans and/or Swingline Loans, as applicable, in addition to such accounts or records. Each Lender may attach schedules to its Notes and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto. (b) Participations. In addition to the accounts and records referred to in subsection (a), each Revolving Credit Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Revolving Credit Lender of participations in Letters of Credit and Swingline Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Revolving Credit Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. SECTION 5.6 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations (other than pursuant to Sections 5.9, 5.10, 5.11 or 12.3) greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that: (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and

58 152003688_8 (ii) the provisions of this paragraph shall not be construed to apply to (A) any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (B) the application of Cash Collateral provided for in Section 5.14 or (C) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in Swingline Loans and Letters of Credit to any assignee or participant, other than to any Borrower or any of its Subsidiaries or Affiliates (as to which the provisions of this paragraph shall apply). Each Credit Party consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Credit Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Credit Party in the amount of such participation. SECTION 5.7 Administrative Agent’s Clawback. (a) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender (i) in the case of Base Rate Loans, not later than 12:00 noon on the date of any proposed borrowing and (ii) otherwise, prior to the proposed date of any borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Sections 2.3(b) and 4.2 and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable borrowing available to the Administrative Agent, then the applicable Lender and each Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the daily average Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (B) in the case of a payment to be made by a Borrower, the interest rate applicable to Base Rate Loans. If any Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to such Borrower the amount of such interest paid by such Borrower for such period. If such Lender pays its share of the applicable borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such borrowing. Any payment by any Borrower shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (b) Payments by the Borrowers; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the applicable Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders, the Issuing Lender or the Swingline Lender hereunder that a Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders, the Issuing Lender or the Swingline Lender, as the case may be, the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders, the Issuing Lender or the Swingline Lender, as the case maybe, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, Issuing Lender or the Swingline Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

59 152003688_8 (c) Nature of Obligations of Lenders Regarding Extensions of Credit. The obligations of the Lenders under this Agreement to make the Loans and issue or participate in Letters of Credit are several and are not joint or joint and several. The failure of any Lender to make available its Commitment Percentage of any Loan requested by the Borrowers shall not relieve it or any other Lender of its obligation, if any, hereunder to make its Commitment Percentage of such Loan available on the borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Commitment Percentage of such Loan available on the borrowing date. SECTION 5.8 Changed Circumstances. (a) Circumstances Affecting Adjusted Eurocurrency Rate or SONIA Availability. Subject to clause (c) below, in connection with any request for a Eurocurrency Rate Loan or a SONIA Daily Rate Loan or a conversion to or continuation thereof or otherwise, if for any reason (i) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that deposits (whether in Dollars or an Alternative Currency) are not being offered to banks in the applicable offshore interbank market for such currency for the applicable amount and Interest Period of such Loan, (ii) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that reasonable and adequate means do not exist for the ascertaining the Adjusted Eurocurrency Rate for such Interest Period with respect to a proposed Eurocurrency Rate Loan (whether denominated in Dollars or an Alternative Currency) or SONIA Daily Rate with respect to a proposed SONIA Daily Rate Loan or (iii) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that the Adjusted Eurocurrency Rate does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Eurocurrency Loans during such Interest Period or the SONIA Daily Rate does not adequately and fairly reflect the cost to such Lenders of making or maintaining such SONIA Daily Rate Loans, then the Administrative Agent shall promptly give notice thereof to the US Borrower. Thereafter, until the Administrative Agent notifies the US Borrower that such circumstances no longer exist, the obligation of the Lenders to make Eurocurrency Rate Loans or SONIA Daily Rate Loans, as applicable, in the affected currency or currencies and the right of the Borrowers to convert any Loan to or continue any Loan as a Eurocurrency Rate Loan or SONIA Daily Rate Loan, as applicable, shall be suspended, and the Borrowers shall either (A) repay in full (or cause to be repaid in full) the then outstanding principal amount of each such Eurocurrency Rate Loan SONIA Daily Rate Loan, as applicable, together with accrued interest thereon (subject to Section 5.1(d)), on the last day of the then current Interest Period applicable to such Eurocurrency Rate Loan or on the Interest Payment Date for such SONIA Daily Rate Loan, as applicable; or (B) convert the then outstanding principal amount of each such Eurocurrency Rate Loan or SONIA Daily Rate Loan, as applicable, to a Base Rate Loan in Dollars as of the last day of such Interest Period or on the Interest Payment Date for such SONIA Daily Rate Loan, as applicable. (b) Laws Affecting Adjusted Eurocurrency Rate or SONIA Daily Rate Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any Eurocurrency Rate Loan or SONIA Daily Rate Loan, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the US Borrower and the other Lenders. Thereafter, until the Administrative Agent notifies the US Borrower that such circumstances no longer exist, (i) the obligations of the Lenders to make Eurocurrency Rate Loans or SONIA Daily Rate Loans, as applicable, and the right of the Borrowers to convert any Loan to a Eurocurrency Rate Loan or continue any Loan as a Eurocurrency Rate Loan shall be suspended and thereafter the Borrowers may select only Base Rate Loans, (ii) if any of the Lenders may not lawfully

60 152003688_8 continue to maintain a Eurocurrency Rate Loan to the end of the then current Interest Period applicable thereto, the applicable Loan shall immediately be converted to a Base Rate Loan in Dollars for the remainder of such Interest Period and (iii) if any of the Lenders may not lawfully continue to maintain a SONIA Daily Rate Loan to the next Interest Payment Date applicable thereto, the applicable Loan shall immediately be converted to a Base Rate Loan in Dollars. (c) Effect of Benchmark Transition Event. (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt- in Election, as applicable, the Administrative Agent and the US Borrower may amend this Agreement to replace any Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the US Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising Required Lenders. No replacement of any Benchmark with a Benchmark Replacement pursuant to this Section 5.8(c) will occur prior to the applicable Benchmark Transition Start Date. (ii) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent, in consultation with US Borrower, will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the US Borrower and the Lenders of (A) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes, (D) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 5.8(c)(iv) below and (E) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section 5.8(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 5.8(c). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if any then-current Benchmark is a term rate (including USD LIBOR, EURIBOR or CDOR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor

61 152003688_8 for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (x) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (y) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the US Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the US Borrower may revoke any request for a Eurocurrency Rate Loan of, conversion to or continuation of Eurocurrency Rate Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the US Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period, the component of the Base Rate based upon the Adjusted Eurocurrency Rate will not be used in any determination of the Base Rate. SECTION 5.9 Indemnity. Each Borrower hereby indemnifies each of the Lenders against any loss or expense (including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain a Eurocurrency Rate Loan or SONIA Daily Rate Loan, foreign exchange losses or from fees payable to terminate the deposits from which such funds were obtained) which may arise or be attributable to each Lender’s obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain any Loan (a) as a consequence of any failure by such Borrower to make any payment when due of any amount due hereunder in connection with a Eurocurrency Rate Loan or SONIA Daily Rate Loan (including the failure to make a payment of any Loan denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency, other than at the direction of the Administrative Agent or any Lender), (b) due to any failure of such Borrower to borrow, continue or convert on a date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation or (c) due to any payment, prepayment or conversion of any Eurocurrency Rate Loan on a date other than the last day of the Interest Period therefor or any SONIA Daily Rate Loan on a date other than the Interest Payment Date therefor. The amount of such loss or expense shall be determined, in the applicable Lender’s sole discretion, based upon the assumption that such Lender funded its Commitment Percentage of the Eurocurrency Rate Loans in the London or other applicable offshore interbank market for such currency and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the US Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error. All of the obligations of the Credit Parties under this Section 5.9 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. SECTION 5.10 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or

62 152003688_8 advances, loans or other credit extended or participated in by, any Lender (except any reserve requirement reflected in the Adjusted Eurocurrency Rate) or any Issuing Lender; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or any Issuing Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans (other than Base Rate Loans) made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender, any Issuing Lender or such other Recipient of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender, such Issuing Lender or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, such Issuing Lender or such other Recipient hereunder (whether of principal, interest or any other amount) then, upon written request of such Lender, such Issuing Lender or other Recipient, the Borrowers shall promptly pay to any such Lender, such Issuing Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, such Issuing Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender or any Issuing Lender determines that any Change in Law affecting such Lender or such Issuing Lender or any Lending Office of such Lender or such Lender’s or such Issuing Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s or such Issuing Lender’s capital or on the capital of such Lender’s or such Issuing Lender’s holding company, if any, as a consequence of this Agreement, the Revolving Credit Commitment of such Lender or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by such Issuing Lender, to a level below that which such Lender or such Issuing Lender or such Lender’s or such Issuing Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Lender’s policies and the policies of such Lender’s or such Issuing Lender’s holding company with respect to capital adequacy and liquidity), then from time to time upon written request of such Lender or such Issuing Lender, the Borrowers shall promptly pay to such Lender or such Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Lender or such Lender’s or such Issuing Lender’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender, or an Issuing Lender or such other Recipient setting forth the amount or amounts necessary to compensate such Lender or such Issuing Lender, such other Recipient or any of their respective holding companies, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to the Borrowers, shall be conclusive absent manifest error. Each Borrower shall pay such Lender or such Issuing Lender or such other Recipient, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or any Issuing Lender or such other Recipient to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such Issuing Lender’s or such other Recipient’s right to demand such compensation; provided that the Borrowers shall not be required to compensate any Lender or an Issuing Lender or any other Recipient pursuant to this Section for any increased costs incurred or reductions suffered more than six (6)

63 152003688_8 months prior to the date that such Lender or such Issuing Lender or such other Recipient, as the case may be, notifies the US Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s or such Issuing Lender’s or such other Recipient’s intention to claim compensation therefor (except that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). (e) Survival. All of the obligations of the Credit Parties under this Section 5.10 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. SECTION 5.11 Taxes. (a) Defined Terms. For purposes of this Section 5.11, the term “Lender” includes any Issuing Lender and the term “Applicable Law” includes FATCA. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Credit Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Credit Party shall be increased as necessary so that, after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section), the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by the Credit Parties. The Credit Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by the Credit Parties. The Credit Parties shall jointly and severally indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the US Borrower by a Recipient (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Recipient, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.9(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such

64 152003688_8 payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) Evidence of Payments. As soon as practicable after any payment of Taxes by any Credit Party to a Governmental Authority pursuant to this Section 5.11, such Credit Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (g) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the applicable Borrower and the Administrative Agent, at the time or times reasonably requested by the applicable Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the applicable Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the US Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the US Borrower or the Administrative Agent as will enable the US Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.11(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that any Borrower is a U.S. Person: (A) Any Lender that is a U.S. Person shall deliver to the US Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the US Borrower or the Administrative Agent), an executed copy of IRS Form W-9 certifying that such Lender is exempt from United States federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the US Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the US Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, an executed copy of IRS Form W-8BEN-E establishing an exemption from, or reduction of, United States federal withholding

65 152003688_8 Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) an executed copy of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) an executed copy of IRS Form W-8BEN-E; or (4) to the extent a Foreign Lender is not the beneficial owner, an executed copy of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the US Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the US Borrower or the Administrative Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in United States federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the US Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to United States federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the US Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the US Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the US Borrower or the Administrative Agent as may be necessary for the US Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

66 152003688_8 Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the US Borrower and the Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 5.11 (including by the payment of additional amounts pursuant to this Section 5.11), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section 5.11 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. SECTION 5.12 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 5.10, or requires the Borrowers to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.11, then such Lender shall, at the request of a Borrower, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 5.10 or Section 5.11, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Each Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 5.10, or if the Borrowers are required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.11, and, in each case, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 5.12(a), or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the US Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.9), all of its interests, rights (other than its existing rights to payments pursuant to Section 5.10 or Section 5.11) and obligations under this Agreement and the related Loan Documents to an

67 152003688_8 Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) the Borrowers shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 12.9; (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and funded participations in Letters of Credit and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 5.9) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 5.10 or payments required to be made pursuant to Section 5.11, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with Applicable Law; and (v) in the case of any assignment resulting from a Lender becoming a Non- Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply. (c) Selection of Lending Office. Subject to Section 5.12(a), each Lender may make any Loan to the Borrowers through any Lending Office, provided that the exercise of this option shall not affect the obligations of the Borrowers to repay the Loan in accordance with the terms of this Agreement or otherwise alter the rights of the parties hereto. SECTION 5.13 Incremental Loans. (a) At any time, the US Borrower may by written notice to the Administrative Agent and the Lenders elect to request the establishment of: (i) one or more incremental term loan commitments (any such incremental term loan commitment, an “Incremental Term Loan Commitment”) to make one or more additional term loan (any such additional term loan, an “Incremental Term Loan”) in Dollars; or (ii) one or more increases in the Revolving Credit Commitments (any such increase, an “Incremental Revolving Credit Commitment” and, together with the Incremental Term Loan Commitments, the “Incremental Loan Commitments”) to make revolving credit loans in Dollars under the Revolving Credit Facility (any such increase, an “Incremental Revolving Credit Increase” and, together with the Incremental Term Loans, the “Incremental Loans”); provided that (1) the total aggregate principal amount for all such Incremental Loan Commitments shall not (as of any date of incurrence thereof) exceed $250,000,000 and (2) the total aggregate amount for each Incremental Loan Commitment (and the Incremental Loans made thereunder) shall not be less than a minimum principal amount of $10,000,000 or, if less, the remaining amount permitted pursuant to the

68 152003688_8 foregoing clause (1). Each such notice shall specify the date (each, an “Increased Amount Date”) on which the US Borrower proposes that any Incremental Loan Commitment shall be effective, which shall be a date not less than ten (10) Business Days after the date on which such notice is delivered to Administrative Agent and the Lenders. Each Lender (or any Affiliate of any Lender and/or any Approved Fund) shall notify the Administrative Agent within such time period whether or not it agrees to provide the Incremental Loan Commitment and if so, whether by an amount equal to, greater than, or less than its Revolving Credit Commitment Percentage. Any Lender not responding within such time period shall be deemed to have declined to provide an Incremental Loan Commitment. The Administrative Agent shall notify the US Borrower and each Lender of the Lenders’ responses to each request made hereunder. To achieve full amount of a requested increase, the US Borrower may invite any other Person reasonably satisfactory to the Administrative Agent, to provide an Incremental Loan Commitment (any Lender, any Affiliate of any Lender, any Approved Fund or such Person, an “Incremental Lender”). Any proposed Incremental Lender offered or approached to provide all or a portion of any Incremental Loan Commitment may elect or decline, in its sole discretion, to provide such Incremental Loan Commitment. The Administrative Agent and the US Borrower shall determine the final allocation of the Incremental Loan Commitments by the Incremental Lenders. Any Incremental Loan Commitment shall become effective as of such Increased Amount Date; provided that (subject, in the case of an Incremental Term Loan incurred solely to finance a substantially concurrent Limited Condition Acquisition, to Section 1.13): (A) no Default or Event of Default shall exist on such Increased Amount Date before or after giving effect to (1) any Incremental Loan Commitment, (2) the making of any Incremental Loans pursuant thereto and (3) any Permitted Acquisition consummated in connection therewith; (B) the Administrative Agent and the Lenders shall have received from the US Borrower an Officer’s Compliance Certificate demonstrating, in form and substance reasonably satisfactory to the Administrative Agent, that the US Borrower is in compliance with the financial covenants set forth in Section 9.15 based on the financial statements most recently delivered pursuant to Section 8.1(a) or 8.1(b), as applicable, both before and after giving effect (on a Pro Forma Basis) to (1) any Incremental Loan Commitment, (2) the making of any Incremental Loans pursuant thereto and (3) any Permitted Acquisition consummated in connection therewith; (C) each of the representations and warranties contained in Article VII shall be true and correct in all material respects, except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects, on such Increased Amount Date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date); (D) the proceeds of any Incremental Loans shall be used for general corporate purposes of the US Borrower and its Subsidiaries (including Permitted Acquisitions); (E) each Incremental Loan Commitment (and the Incremental Loans made thereunder) shall constitute Obligations of the US Borrower and shall be secured and guaranteed with the other Extensions of Credit on a pari passu basis; (F) (1) in the case of each Incremental Term Loan (the terms of which shall be set forth in the relevant Lender Joinder Agreement):

69 152003688_8 (x) such Incremental Term Loan will mature and amortize in a manner reasonably acceptable to the Administrative Agent, the Incremental Lenders making such Incremental Term Loan and the US Borrower, but will not in any event have a maturity date earlier than the Revolving Loan Maturity Date; (y) the Applicable Margin and pricing grid, if applicable, for such Incremental Term Loan shall be determined by the Administrative Agent, the applicable Incremental Lenders and the US Borrower on the applicable Increased Amount Date; and (2) in the case of each Incremental Revolving Credit Increase (the terms of which shall be set forth in the relevant Lender Joinder Agreement): (x) such Incremental Revolving Credit Increase shall mature on the Revolving Credit Maturity Date, shall bear interest and be entitled to fees, in each case at a rate determined by the Administrative Agent, the applicable Incremental Lenders and the US Borrower, and shall be subject to the same terms and conditions as the Revolving Credit Loans; interest rate margins and/or unused fees with respect to any Incremental Revolving Credit Increase may be higher than the interest rate margins and/or unused fees applicable to the then existing Revolving Credit Commitments; provided that if the interest rate margins and/or unused fees, as applicable, in respect of any Incremental Revolving Credit Increase exceed the interest rate margins and/or unused fees, as applicable, for the Initial Revolving Credit Facility, then the interest rate margins and/or unused fees, as applicable, for the Initial Revolving Credit Facility shall be increased so that the interest rate margins and/or unused fees, as applicable, are equal to the interest rate margins and/or unused fees for such Incremental Revolving Credit Increase; provided further that, in determining the interest rate margins and unused fees applicable to the Incremental Revolving Credit Increase and the then existing Revolving Credit Commitments, (AA) any upfront fees payable by the US Borrower to the Lenders under the then existing Revolving Credit Commitments or any Incremental Revolving Credit Increase, in each case in the initial primary syndication thereof and the effects of any and all interest rate floors, shall be included (with such upfront fees being equated to interest based on an assumed four-year life to maturity), (BB) customary arrangement or commitment fees payable to any Arranger (or its affiliates) or to one or more arrangers (or their affiliates) in connection with the then existing Revolving Credit Commitments or to one or more arrangers (or their affiliates) of any Incremental Revolving Credit Increase shall be excluded and (CC) in the event that, at the time of determination, the Applicable Margin is determined based on a pricing grid, the interest rate margins and unused fees shall be measured for purposes of this clause (F) by reference to each level of the pricing grid; (y) the outstanding Revolving Credit Loans and Revolving Credit Commitment Percentages of Swingline Loans and L/C Obligations will be reallocated by the Administrative Agent on the applicable Increased Amount Date among the Revolving Credit Lenders (including

70 152003688_8 the Incremental Lenders providing such Incremental Revolving Credit Increase) in accordance with their revised Revolving Credit Commitment Percentages (and the Revolving Credit Lenders (including the Incremental Lenders providing such Incremental Revolving Credit Increase) agree to make all payments and adjustments necessary to effect such reallocation and the US Borrower shall pay any and all costs required pursuant to Section 5.9 in connection with such reallocation as if such reallocation were a repayment); and (z) except as provided above, all of the other terms and conditions applicable to such Incremental Revolving Credit Increase shall, except to the extent otherwise provided in this Section 5.13, be identical to the terms and conditions applicable to the Revolving Credit Facility; (G) any Incremental Lender with an Incremental Revolving Credit Increase shall be entitled to the same voting rights as the existing Revolving Credit Lenders under the Revolving Credit Facility and any Extensions of Credit made in connection with each Incremental Revolving Credit Increase shall receive proceeds of prepayments on the same basis as the other Revolving Credit Loans made hereunder; (H) such Incremental Loan Commitments shall be effected pursuant to one or more Lender Joinder Agreements executed and delivered by the US Borrower, the Administrative Agent and the applicable Incremental Lenders (which Lender Joinder Agreement may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 5.13); and (I) the US Borrower shall deliver or cause to be delivered any customary legal opinions or other documents (including, without limitation, a resolution duly adopted by the board of directors (or equivalent governing body) of each Credit Party authorizing such Incremental Loan and/or Incremental Term Loan Commitment) reasonably requested by Administrative Agent in connection with any such transaction. (b) (i) The Incremental Term Loans shall be on such other terms as shall be set forth in an amendment to this Agreement including, among other provisions, amortization, optional prepayments and mandatory prepayments. (ii) The Incremental Lenders shall be included in any determination of the Required Lenders and, unless otherwise agreed, the Incremental Lenders will not constitute a separate voting class for any purposes under this Agreement. (c) (i) On any Increased Amount Date on which any Incremental Term Loan Commitment becomes effective, subject to the foregoing terms and conditions, each Incremental Lender with an Incremental Term Loan Commitment shall make, or be obligated to make, an Incremental Term Loan to the US Borrower in an amount equal to its Incremental Term Loan Commitment and shall become a Term Loan Lender hereunder with respect to such Incremental Term Loan Commitment and the Incremental Term Loan made pursuant thereto. (ii) On any Increased Amount Date on which any Incremental Revolving Credit Increase becomes effective, subject to the foregoing terms and conditions, each Incremental Lender

71 152003688_8 with an Incremental Revolving Credit Commitment shall become a Revolving Credit Lender hereunder with respect to such Incremental Revolving Credit Commitment. SECTION 5.14 Cash Collateral. At any time that there shall exist a Defaulting Lender, within one Business Day following the written request of the Administrative Agent, any Issuing Lender (with a copy to the Administrative Agent) or the Swingline Lender (with a copy to the Administrative Agent), the US Borrower shall Cash Collateralize the Fronting Exposure of such Issuing Lender and/or the Swingline Lender, as applicable, with respect to such Defaulting Lender (determined after giving effect to Section 5.15(a)(iv) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount. (a) Grant of Security Interest. US Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Administrative Agent, for the benefit of each Issuing Lender and the Swingline Lender, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations and Swingline Loans, to be applied pursuant to subsection (b) below. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent, each Issuing Lender and the Swingline Lender as herein provided (other than Permitted Liens), or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the US Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender). (b) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section 5.14 or Section 5.15 in respect of Letters of Credit and Swingline Loans shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations and Swingline Loans (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (c) Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce the Fronting Exposure of any Issuing Lender and/or the Swingline Lender, as applicable, shall no longer be required to be held as Cash Collateral pursuant to this Section 5.14 following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by the Administrative Agent, the Issuing Lenders and the Swingline Lender that there exists excess Cash Collateral; provided that, subject to Section 5.15, the Person providing Cash Collateral, the Issuing Lenders and the Swingline Lender may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations; and provided further that to the extent that such Cash Collateral was provided by the US Borrower, such Cash Collateral shall remain subject to the security interest granted pursuant to the Loan Documents. SECTION 5.15 Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders and Section 12.2.

72 152003688_8 (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article X or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 12.4 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Lenders or the Swingline Lender hereunder; third, to Cash Collateralize the Fronting Exposure of the Issuing Lenders and the Swingline Lender with respect to such Defaulting Lender in accordance with Section 5.14; fourth, as the US Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan or funded participation in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the US Borrower, to be held in a deposit account and released pro rata in order to (A) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans and funded participations under this Agreement and (B) Cash Collateralize the Issuing Lenders’ future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit and Swingline Loans issued under this Agreement, in accordance with Section 5.14; sixth, to the payment of any amounts owing to the Lenders, the Issuing Lenders or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any Issuing Lender or the Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (1) such payment is a payment of the principal amount of any Loans or funded participations in Letters of Credit or Swingline Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (2) such Loans were made or the related Letters of Credit or Swingline Loans were issued at a time when the conditions set forth in Section 6.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and funded participations in Letters of Credit or Swingline Loans owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or funded participations in Letters of Credit or Swingline Loans owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swingline Loans are held by the Lenders pro rata in accordance with the Revolving Credit Commitments under the applicable Revolving Credit Facility without giving effect to Section 5.15(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 5.15(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) No Defaulting Lender shall be entitled to receive any Commitment Fee for any period during which that Lender is a Defaulting Lender (and the US Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (B) Each Defaulting Lender shall be entitled to receive letter of credit commissions pursuant to Section 3.3 for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Revolving Credit Commitment

73 152003688_8 Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 5.14. (C) With respect to any Commitment Fee or letter of credit commission not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the US Borrower shall (1) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swingline Loans that has been reallocated to such Non- Defaulting Lender pursuant to clause (iv) below, (2) pay to each applicable Issuing Lender and Swingline Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Lender’s or Swingline Lender’s Fronting Exposure to such Defaulting Lender, and (3) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Revolving Credit Commitment Percentages (calculated without regard to such Defaulting Lender’s Revolving Credit Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non- Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Credit Commitment. Subject to Section 12.26, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swingline Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the US Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, repay Swingline Loans in an amount equal to the Swingline Lenders’ Fronting Exposure and (y) second, Cash Collateralize the Issuing Lenders’ Fronting Exposure in accordance with the procedures set forth in Section 5.14. (b) Defaulting Lender Cure. If the US Borrower, the Administrative Agent, the Issuing Lenders and the Swingline Lender agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), such Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Lenders in accordance with the Commitments under the applicable Credit Facility (without giving effect to Section 5.15(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. SECTION 5.16 Non-US Borrowers. (a) At any time after the Closing Date, so long as no Default or Event of Default has occurred and is continuing or would result therefrom, US Borrower may elect to add any of its Foreign Subsidiaries

74 152003688_8 (provided that such Foreign Subsidiary is organized in a jurisdiction reasonably acceptable to the Administrative Agent) as a Non-US Borrower hereunder fifteen (15) days after delivery to the Administrative Agent of a Notice of Non-US Borrower. Each Non-US Borrower shall deliver to Administrative Agent (in each case, in form and substance reasonably acceptable to Administrative Agent): (i) a Non-US Revolving Credit Note in the form of Exhibit A-3 attached hereto, (ii) as to itself, the documents, agreements and other instruments required under Sections 6.1(b), (e)(i) and (g)(iv), (iii) a joinder to this Agreement in the form attached to the Notice of Non-US Borrower and (iv) if and to the extent permitted by Applicable Law, documentation (including such documents and other instruments required under Section 6.1(c)) to grant a first priority perfected security interest in the Property of such Non-US Borrower to secure all Secured Obligations of such Non-US Borrower under the Loan Documents to which it is a party, in each case subject to exceptions similar to those set forth in the Security Agreement and such other exceptions reasonably acceptable to the Administrative Agent; provided that (A) the Administrative Agent may elect to waive or postpone any such requirements under this clause (iv) to the extent that the Administrative Agent and the US Borrower agree the cost of obtaining a security interest in such assets are excessive in relation to the value afforded thereby at such time (provided that the Administrative Agent reserves the right to obtain such documentation and security interests and require such actions if the condition in clause (A) is no longer applicable), and (B) the requirements under this clause (iv) shall exclude any security interest to the extent such security interest could reasonably be expected to result in an adverse tax consequence to the US Borrower or any of its Subsidiaries (as determined in good faith by the US Borrower). (b) Each Non-US Borrower that is or becomes a “Borrower” pursuant to this Section 5.16 hereby irrevocably appoints the US Borrower to act as its agent for all notice purposes of this Agreement and the other Loan Documents and agrees that any notice or communication delivered by the Administrative Agent or the Lender to the US Borrower shall be deemed delivered to each such Borrower and the Administrative Agent or the Lenders may accept, and be permitted to rely on, any document, instrument or agreement delivered by the US Borrower on behalf of each of the Credit Parties. SECTION 5.17 Designated Lenders. Each of the Administrative Agent, the Issuing Lenders, the Swingline Lenders and each Lender at its option may make any Extension of Credit or otherwise perform its obligations hereunder through any Lending Office (each, a “Designated Lender”); provided that any exercise of such option shall not affect the obligation of Borrowers to repay any Extension of Credit in accordance with the terms of this Agreement. Any Designated Lender shall be considered a Lender; provided that in the case of an Affiliate or branch of a Lender, such provisions that would be applicable with respect to Extensions of Credit actually provided by such Affiliate or branch of such Lender shall apply to such Affiliate or branch of such Lender to the same extent as such Lender; provided that for the purposes only of voting in connection with any Loan Document, any participation by any Designated Lender in any outstanding Extension of Credit shall be deemed a participation of such Lender. ARTICLE VI CONDITIONS OF CLOSING AND BORROWING SECTION 6.1 Conditions to Closing and Initial Extensions of Credit. The obligation of the Lenders to close this Agreement and to make the initial Loans or issue or participate in the initial Letter of Credit, if any, is subject to the satisfaction of each of the following conditions: (a) Executed Loan Documents. This Agreement, a Revolving Credit Note in favor of each Revolving Credit Lender requesting a Revolving Credit Note, a Swingline Note in favor of the Swingline Lender (in each case, if requested thereby), the Security Documents, together with any other applicable Loan Documents, shall have been duly authorized, executed and delivered to the Administrative Agent by

75 152003688_8 the parties thereto, shall be in full force and effect and no Default or Event of Default shall exist hereunder or thereunder. (b) Closing Certificates; Etc. The Administrative Agent shall have received each of the following in form and substance reasonably satisfactory to the Administrative Agent: (i) Officer’s Certificate. A certificate from a Responsible Officer of the US Borrower to the effect that (A) all representations and warranties of the Credit Parties contained in this Agreement and the other Loan Documents are true, correct and complete in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects); (B) none of the Credit Parties is in violation of any of the covenants contained in this Agreement and the other Loan Documents; (C) after giving effect to the Transactions, no Default or Event of Default has occurred and is continuing; (D) since December 31, 2018, no event has occurred or condition arisen, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect; and (E) each of the Credit Parties, as applicable, has satisfied each of the conditions set forth in Section 6.1 and Section 6.2. (ii) Certificate of Responsible Officer of each Credit Party. A certificate of a Responsible Officer of each Credit Party certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles or certificate of incorporation or formation (or equivalent), as applicable, of such Credit Party and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (B) the bylaws or other governing document of such Credit Party as in effect on the Closing Date, (C) resolutions duly adopted by the board of directors (or other governing body) of such Credit Party authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, and (D) each certificate required to be delivered pursuant to Section 6.1(b)(iii). (iii) Certificates of Good Standing. Certificates as of a recent date of the good standing of each Credit Party under the laws of its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, and, to the extent requested by the Administrative Agent, each other jurisdiction where such Credit Party is qualified to do business and, to the extent available, a certificate of the relevant taxing authorities of such jurisdictions certifying that such Credit Party has filed required tax returns and owes no delinquent taxes. (iv) Opinions of Counsel. Opinions of counsel to the Credit Parties addressed to the Administrative Agent and the Lenders with respect to the Credit Parties, the Loan Documents and such other matters as the Administrative Agent shall request (which such opinions shall expressly permit reliance by permitted successors and assigns of the Administrative Agent and the Lenders). (c) Personal Property Collateral. (i) Filings and Recordings. The Administrative Agent shall have received all filings and recordations that are necessary to perfect the security interests of the Administrative Agent, on behalf of the Secured Parties, in the Collateral and the Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent that upon such filings and recordations such security interests constitute valid and perfected first priority Liens thereon (subject to Permitted Liens).

76 152003688_8 (ii) Pledged Collateral. The Administrative Agent shall have received (A) original stock certificates or other certificates evidencing the certificated Capital Stock pledged pursuant to the Security Documents, together with an undated stock power for each such certificate duly executed in blank by the registered owner thereof and (B) each original promissory note pledged pursuant to the Security Documents together with an updated allonge for each such promissory note duly executed in blank by the holder thereof. (iii) Lien Search. The Administrative Agent shall have received the results of a Lien search (including a search as to judgments, pending litigation, bankruptcy, tax and intellectual property matters), in form and substance reasonably satisfactory thereto, made against the Credit Parties under the Uniform Commercial Code (or applicable judicial docket) and PPSA, as applicable, as in effect in each jurisdiction in which filings or recordations under the Uniform Commercial Code and PPSA, as applicable, should be made to evidence or perfect security interests in all assets of such Credit Party, indicating among other things that the assets of each such Credit Party are free and clear of any Lien (except for Permitted Liens). (iv) Property and Liability Insurance. The Administrative Agent shall have received, in each case in form and substance reasonably satisfactory to the Administrative Agent, evidence of property, business interruption and liability insurance covering each Credit Party, evidence of payment of all insurance premiums for the current policy year of each policy (with appropriate endorsements naming the Administrative Agent as lender’s loss payee (and mortgagee, as applicable) on all policies for property hazard insurance and as additional insured on all policies for liability insurance), and if requested by the Administrative Agent, copies of such insurance policies. (v) Other Collateral Documentation. The Administrative Agent shall have received any documents reasonably requested thereby or as required by the terms of the Security Documents to evidence its security interest in the Collateral. (d) [Reserved]. (e) Consents; Defaults. (i) Governmental and Third Party Approvals. The Credit Parties shall have received all material governmental, shareholder and third party consents and approvals necessary (or any other material consents as determined in the reasonable discretion of the Administrative Agent) in connection with the transactions contemplated by this Agreement and the other Loan Documents and all applicable waiting periods shall have expired without any action being taken by any Person that could reasonably be expected to restrain, prevent or impose any material adverse conditions on any of the Credit Parties or such other transactions or that could seek or threaten any of the foregoing, and no law or regulation shall be applicable which in the reasonable judgment of the Administrative Agent could reasonably be expected to have such effect. (ii) No Injunction, Etc. No action, proceeding or investigation shall have been instituted, threatened or proposed before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby, or which, in the Administrative Agent’s sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby.

77 152003688_8 (f) Financial Matters. (i) Financial Statements. The Administrative Agent shall have received (A) the audited Consolidated balance sheet of the US Borrower and its Subsidiaries as of December 31, 2018 and the related audited statements of income and retained earnings and cash flows for the Fiscal Year then ended and (B) unaudited Consolidated balance sheet of the US Borrower and its Subsidiaries as of March 31, 2019 and related unaudited interim statements of income and retained earnings. (ii) [Reserved]. (iii) [Reserved]. (iv) Financial Condition/Solvency Certificate. The Borrowers shall have delivered to the Administrative Agent a certificate, in form and substance satisfactory to the Administrative Agent, and certified as accurate by a Responsible Officer of the Borrowers, that after giving effect to the Transactions, the Credit Parties and their Subsidiaries, taken as a whole, are Solvent. (v) Payment at Closing. The US Borrower shall have paid or made arrangements to pay contemporaneously with closing (A) to the Administrative Agent, the Arranger and the Lenders the fees set forth or referenced in Section 5.3 and any other accrued and unpaid fees or commissions due hereunder, (B) all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent accrued and unpaid prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the US Borrower and the Administrative Agent) and (C) to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents. (g) Miscellaneous. (i) Notice of Account Designation. The Administrative Agent shall have received a Notice of Account Designation specifying the account or accounts to which the proceeds of any Loans made on or after the Closing Date are to be disbursed. (ii) Due Diligence. The Administrative Agent shall have completed, to its satisfaction, all legal, tax, environmental, business and other due diligence with respect to the business, assets, liabilities, operations and condition (financial or otherwise) of the US Borrower and its Subsidiaries in scope and determination satisfactory to the Administrative Agent in its sole discretion. (iii) Existing Indebtedness. All existing Indebtedness of the US Borrower and its Subsidiaries under the Existing Credit Agreement shall be refinanced. (iv) PATRIOT Act, etc. (A) The Administrative Agent and the Lenders shall have received all documentation and other information requested by the Administrative Agent or any Lender and required by regulatory authorities in order for the Administrative Agent and the

78 152003688_8 Lenders to comply with requirements of any Anti-Money Laundering Laws, including the PATRIOT Act and any applicable “know your customer” rules and regulations. (B) Each Borrower shall have delivered to the Administrative Agent, and directly to any Lender requesting the same, a Beneficial Ownership Certification in relation to it (or a certification that such Borrower qualifies for an express exclusion from the “legal entity customer” definition under the Beneficial Ownership Regulations). (v) Other Documents. All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Administrative Agent. The Administrative Agent shall have received copies of all other documents, certificates and instruments reasonably requested thereby, with respect to the transactions contemplated by this Agreement. Without limiting the generality of the provisions of Section 11.3(c), for purposes of determining compliance with the conditions specified in this Section 6.1, the Administrative Agent and each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. SECTION 6.2 Conditions to All Extensions of Credit. Subject to Section 5.13 and Section 1.13 solely with respect to any Incremental Term Loan incurred to finance a substantially concurrent Limited Condition Acquisition, the obligations of the Lenders to make or participate in any Extensions of Credit (including the initial Extension of Credit), convert or continue any Loan and/or any Issuing Lender to issue or extend any Letter of Credit are subject to the satisfaction of the following conditions precedent on the relevant borrowing, continuation, conversion, issuance or extension date: (a) Continuation of Representations and Warranties. The representations and warranties contained in Article VII shall be true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects, on and as of such borrowing, continuation, conversion, issuance or extension date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date). (b) No Existing Default. No Default or Event of Default shall have occurred and be continuing (i) on the borrowing, continuation or conversion date with respect to such Loan or after giving effect to the Loans to be made, continued or converted on such date or (ii) on the issuance or extension date with respect to such Letter of Credit or after giving effect to the issuance or extension of such Letter of Credit on such date. (c) Notices. The Administrative Agent shall have received a Notice of Borrowing, Letter of Credit Application, or Notice of Conversion/Continuation, as applicable, from the US Borrower in accordance with Section 2.3(a), Section 3.2 or Section 5.2, as applicable. (d) Additional Documents. The Administrative Agent shall have received each additional document, instrument, legal opinion or other item reasonably requested by it.

79 152003688_8 (e) New Swingline Loans/Letters of Credit. So long as any Lender is a Defaulting Lender, (i) the Swingline Lender shall not be required to fund any Swingline Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swingline Loan and (ii) the Issuing Lender shall not be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. (f) Alternative Currency Credit Extensions. In the case of a Credit Extension to be denominated in an Alternative Currency, there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Administrative Agent or the Required Lenders (in the case of any Loans to be denominated in an Alternative Currency) would make it impracticable for such Credit Extension to be denominated in the relevant Alternative Currency. Each Lender shall have obtained all applicable licenses, consents, permits and approvals as deemed necessary by such Lender in order to execute and perform the transactions contemplated by the Loan Documents and the requested Alternative Currency Credit Extension. Each Notice of Borrowing, Letter of Credit Application or Notice of Conversion/Continuation, as applicable, submitted by the US Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 6.2(a) and (b) have been satisfied on and as of the date of the applicable Extension of Credit, subject to Section 5.13 and Section 1.13 solely with respect to any Incremental Term Loan incurred to finance a substantially concurrent Limited Condition Acquisition. ARTICLE VII REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES To induce the Administrative Agent and Lenders to enter into this Agreement and to induce the Lenders to make Extensions of Credit, each Borrower hereby represents and warrants to the Administrative Agent and the Lenders both before and after giving effect to the transactions contemplated hereunder, which representations and warranties shall be deemed made on the Closing Date and as otherwise set forth in Section 6.2, that: SECTION 7.1 Organization; Power; Qualification. Each Credit Party and each Material Foreign Subsidiary (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, (b) has the power and authority to own its Properties and to carry on its business as now being and hereafter proposed to be conducted and (c) is duly qualified and authorized to do business in each jurisdiction in which the character of its Properties or the nature of its business requires such qualification and authorization except in jurisdictions where the failure to be so qualified or in good standing could not reasonably be expected to result in a Material Adverse Effect. The jurisdictions in which each Credit Party and each Material Foreign Subsidiary are organized and qualified to do business as of the Closing Date are described on Schedule 7.1. No Credit Party nor any Subsidiary thereof is an Affected Financial Institution. SECTION 7.2 Ownership. Each Subsidiary of each Credit Party as of the Closing Date is listed on Schedule 7.2. As of the Closing Date, the capitalization of each Credit Party and its Subsidiaries consists of the number of shares, authorized, issued and outstanding, of such classes and series, with or without par value, described on Schedule 7.2. All outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable and not subject to any preemptive or similar rights, except as described in Schedule 7.2. The shareholders or other owners, as applicable, of each Credit Party (other than the US Borrower) and its Subsidiaries and the number of shares owned by each as of the Closing Date are described on Schedule 7.2. As of the Closing Date, there are no outstanding stock purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are

80 152003688_8 convertible into, exchangeable for or otherwise provide for or require the issuance of Capital Stock of any Credit Party or any Subsidiary thereof, except as described on Schedule 7.2. SECTION 7.3 Authorization; Enforceability. Each Credit Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms. This Agreement and each of the other Loan Documents have been duly executed and delivered by the duly authorized officers of each Credit Party that is a party thereto, and each such document constitutes the legal, valid and binding obligation of each Credit Party that is a party thereto, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies. SECTION 7.4 Compliance of Agreement, Loan Documents and Borrowing with Laws, Etc. The execution, delivery and performance by each Credit Party and each Material Foreign Subsidiary of the Loan Documents to which each such Person is a party, in accordance with their respective terms, the Extensions of Credit hereunder and the transactions contemplated hereby or thereby do not and will not, by the passage of time, the giving of notice or otherwise, (a) require any Governmental Approval or violate any material provision of Applicable Law relating to any Credit Party or any Material Foreign Subsidiary, (b) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of any Credit Party or any Material Foreign Subsidiary, (c) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person, which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (d) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Permitted Liens or (e) require any consent or authorization of, filing with, or other act in respect of, an arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement other than (i) consents, authorizations, filings or other acts or consents obtained or for which the failure to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) consents or filings under the UCC, and/or PPSA and (iii) filings with the United States Copyright Office, the United States Patent and Trademark Office and/or CIPO. SECTION 7.5 Compliance with Law; Governmental Approvals. Each Credit Party and each Material Foreign Subsidiary (a) has all Governmental Approvals required by any Applicable Law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to its Knowledge, threatened attack by direct or collateral proceeding, (b) is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Laws relating to it or any of its respective properties and (c) has timely filed all material reports, documents and other materials required to be filed by it under all Applicable Laws with any Governmental Authority and has retained all material records and documents required to be retained by it under Applicable Law except in each case (a), (b) or (c) where the failure to have, comply or file could not reasonably be expected to have a Material Adverse Effect. SECTION 7.6 Tax Returns and Payments. Each Credit Party and each Material Foreign Subsidiary has duly filed or caused to be filed all federal, state, provincial, local and other material tax returns required by Applicable Law to be filed, and has paid, or made adequate provision for the payment of, all federal, state, provincial, local and other material taxes, assessments and governmental charges or levies upon it and its property, income, profits and assets which are due and payable (other than any amount the validity of which is currently being contested in good faith by appropriate proceedings and with respect

81 152003688_8 to which reserves in conformity with GAAP have been provided for on the books of the relevant Credit Party). Such returns accurately reflect in all material respects all liability for taxes of any Credit Party or any Material Foreign Subsidiary for the periods covered thereby. As of the Closing Date, except as set forth on Schedule 7.6, there is no ongoing audit or examination or, to the Knowledge of the US Borrower, other investigation by any Governmental Authority of the tax liability of any Credit Party or any Material Foreign Subsidiary. No Governmental Authority has asserted any Lien or other claim against any Credit Party or any Material Foreign Subsidiary with respect to unpaid taxes which has not been discharged or resolved (other than (a) any amount the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of the relevant Credit Party and (b) Permitted Liens). The charges, accruals and reserves on the books of each Credit Party and each Material Foreign Subsidiary in respect of federal, state, provincial, local and other taxes for all Fiscal Years and portions thereof since the organization of any Credit Party or any Material Foreign Subsidiary are in the judgment of the US Borrower adequate, and the US Borrower does not anticipate any additional taxes or assessments for any of such years. SECTION 7.7 Intellectual Property Matters. Each Credit Party and each Subsidiary thereof owns or possesses rights to use all material franchises, licenses, copyrights, copyright applications, patents, patent rights or licenses, patent applications, trademarks, trademark rights, service mark, service mark rights, trade names, trade name rights, copyrights and other rights with respect to the foregoing which are reasonably necessary to conduct its business. To the Knowledge of the US Borrower, no event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and no Credit Party nor any Subsidiary thereof is liable to any Person for infringement under Applicable Law with respect to any such rights as a result of its business operations except as could not reasonably be expected to have a Material Adverse Effect. SECTION 7.8 Environmental Matters. (a) The properties owned, leased or operated by each Credit Party now do not and as to properties formerly owned, leased or operated, at the time, did not contain, and to their Knowledge have not previously contained, any Hazardous Materials in amounts or concentrations which constitute or constituted a violation of applicable Environmental Laws; or have contamination at, under or about such properties or such operations, except to the extent any such violation, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; (b) Each Credit Party and such properties and all operations conducted in connection therewith are in compliance, and have been in compliance, with all applicable Environmental Laws except to the extent for any failures to comply which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, and there is no contamination at, under or about such properties or such operations which could interfere with the continued operation of such properties or impair the fair saleable value thereof; (c) No Credit Party has received any written notice of violation, alleged violation, non- compliance, liability or potential liability regarding environmental matters, Hazardous Materials, or compliance with Environmental Laws, nor does any Credit Party have Knowledge or reason to believe that any such notice will be received or is being threatened; (d) Hazardous Materials have not been transported or disposed of to or from the properties owned, leased or operated by any Credit Party in violation of, or in a manner or to a location which could give rise to liability under, Environmental Laws which violation or liability could reasonably be expected to have a Material Adverse Effect, nor have any Hazardous Materials been generated, treated, stored or disposed of at, on or under any of such properties in violation of, or in a manner that could give rise to

82 152003688_8 liability under, any applicable Environmental Laws which violation or liability could reasonably be expected to have a Material Adverse Effect; (e) No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of any Credit Party, threatened, under any Environmental Law to which any Credit Party is or will be named as a potentially responsible party with respect to such properties or operations conducted in connection therewith, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to any Credit Party or such properties or such operations that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and (f) There has been no release, or to the best Knowledge of the Credit Parties, threat of release, of Hazardous Materials at or from properties owned, leased or operated by any Credit Party, now or in the past, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. SECTION 7.9 Employee Benefit Matters. (a) As of the Closing Date, no Credit Party nor any ERISA Affiliate maintains or contributes to, or has any obligation under, any Employee Benefit Plans other than those identified on Schedule 7.9; (b) Each Credit Party and each ERISA Affiliate is in compliance with all applicable provisions of ERISA, the Code and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired and except where a failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code except for such plans that have not yet received determination letters but for which the remedial amendment period for submitting a determination letter has not yet expired. No liability has been incurred by any Credit Party or any ERISA Affiliate which remains unsatisfied for any taxes or penalties assessed with respect to any Employee Benefit Plan or any Multiemployer Plan except for a liability that could not reasonably be expected to have a Material Adverse Effect; (c) As of the Closing Date, no Pension Plan has been terminated, nor has any Pension Plan become subject to funding based upon benefit restrictions under Section 436 of the Code (except as set forth on Schedule 7.9), nor has any funding waiver from the IRS been received or requested with respect to any Pension Plan, nor has any Credit Party or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Sections 412 or 430 of the Code, Section 302 of ERISA or the terms of any Pension Plan on or prior to the due dates of such contributions under Sections 412 or 430 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Pension Plan; (d) Except where the failure of any of the following representations to be correct could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, no Credit Party nor any ERISA Affiliate has: (i) engaged in a nonexempt prohibited transaction described in Section 406 of the ERISA or Section 4975 of the Code, (ii) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (iii) failed to make a required contribution or payment to a Multiemployer Plan, or (iv) failed to make a required installment or other required payment under Sections 412 or 430 of the Code;

83 152003688_8 (e) No Termination Event has occurred or is reasonably expected to occur that could reasonably be expected to result in a Material Adverse Effect; (f) Except where the failure of any of the following representations to be correct in all material respects could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, no proceeding, claim (other than a benefits claim in the ordinary course of business), lawsuit and/or investigation is existing or, to its Knowledge, threatened concerning or involving (i) any employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by any Credit Party or any ERISA Affiliate (excluding any Canadian employee welfare benefit plan), (ii) any Pension Plan or (iii) any Multiemployer Plan. (g) No Credit Party nor any Subsidiary thereof is a party to any contract, agreement or arrangement that could, solely as a result of the delivery of this Agreement or the consummation of transactions contemplated hereby, result in the payment of any “excess parachute payment” within the meaning of Section 280G of the Code. (h) As of the Closing Date the Borrowers are not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments. (i) As of the Closing Date, no Credit Party nor any Canadian Credit Party maintains or contributes to, or has any obligation under, any Canadian Defined Benefit Plans. (j) Each Credit Party and Canadian Credit Party is in compliance with all applicable provisions of Canadian Pension Laws with respect to all Canadian Plans except where a failure to so comply could not reasonably be expected to have a Material Adverse Effect. No liability has been incurred by any Credit Party or any Canadian Credit Party which remains unsatisfied for any taxes or penalties assessed with respect to any Canadian Plan except for a liability that could not reasonably be expected to have a Material Adverse Effect. (k) As of the Closing Date, no Canadian Plan has been terminated, nor has any Credit Party or any Canadian Credit Party failed to make any contributions or other funding obligations as required by the terms of any Canadian Plans, except where such termination or failure to do so could not reasonably be expected to have a Material Adverse Effect. (l) Except where the failure of any of the following representations to be correct in all material respects could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, no proceeding, claim (other than a benefits claim in the ordinary course of business), lawsuit and/or investigation is existing or, to its Knowledge, threatened concerning or involving any Canadian Plan. SECTION 7.10 Margin Stock. No Credit Party nor any Subsidiary thereof is engaged principally or as one of its activities in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” (as each such term is defined or used, directly or indirectly, in Regulation U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any of the Loans or Letters of Credit will be used for purchasing or carrying margin stock in violation of, or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of such Board of Governors. Following the application of the proceeds of each Extension of Credit, not more than twenty- five percent (25%) of the value of the assets (either of the US Borrower only or of the US Borrower and its Subsidiaries on a Consolidated basis) subject to the provisions of Section 9.2 or Section 9.5 or subject to any restriction contained in any agreement or instrument between any Borrower and any Lender or any Affiliate of any Lender relating to Indebtedness in excess of the Threshold Amount will be “margin stock”.

84 152003688_8 SECTION 7.11 Government Regulation. No Credit Party nor any Subsidiary thereof is an “investment company” or a company “controlled” by an “investment company” (as each such term is defined or used in the Investment Company Act of 1940) and no Credit Party nor any Subsidiary thereof is, or after giving effect to any Extension of Credit will be, subject to regulation under the Interstate Commerce Act, or any other Applicable Law which limits its ability to incur or consummate the transactions contemplated hereby. SECTION 7.12 Reserved. SECTION 7.13 Employee Relations. As of the Closing Date, no Credit Party nor any Material Foreign Subsidiary is party to any collective bargaining agreement, nor has any labor union been recognized as the representative of its employees except as set forth on Schedule 7.13. None of the Credit Parties and Material Foreign Subsidiaries knows of any pending, threatened or contemplated strikes, work stoppage or other collective labor disputes involving its employees that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. SECTION 7.14 Burdensome Provisions. The Credit Parties and their respective Subsidiaries do not presently anticipate that future expenditures needed to meet the provisions of any statutes, orders, rules or regulations of a Governmental Authority will be so burdensome as to have a Material Adverse Effect. SECTION 7.15 Financial Statements. The audited and unaudited financial statements delivered pursuant to Section 6.1(f)(i) are complete and correct and fairly present on a Consolidated basis the assets, liabilities and financial position of the US Borrower and its Subsidiaries, in all material respects as at such dates, and the results of the operations and changes of financial position for the periods then ended (other than customary year-end adjustments for unaudited financial statements and the absence of footnotes from unaudited financial statements). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP. Such financial statements show all material indebtedness and other material liabilities, direct or contingent, of the US Borrower and its Subsidiaries as of the date thereof, including material liabilities for taxes, material commitments, and Indebtedness, in each case, to the extent required to be disclosed under GAAP. SECTION 7.16 No Material Adverse Change. Since December 31, 2018, there has been no material adverse change in the properties, business, operations or condition (financial or otherwise) of the US Borrower and its Subsidiaries and no event has occurred or condition arisen, either individually or in the aggregate, that could reasonably be expected to have a Material Adverse Effect. SECTION 7.17 Solvency. US Borrower and its Subsidiaries, taken as a whole, are Solvent. SECTION 7.18 Title to Properties. As of the Closing Date, the real property listed on Schedule 7.18 constitutes all of the real property that is owned, leased, subleased or used by any Credit Party or any of its Material Foreign Subsidiaries. Each Credit Party and each Material Foreign Subsidiary has such title to the real property owned or leased by it as is necessary or desirable to the conduct of its business and valid and legal title to all of its personal property and assets, except those which have been disposed of by the Credit Parties and their Material Foreign Subsidiaries subsequent to such date which dispositions have been in the ordinary course of business or as otherwise expressly permitted hereunder. SECTION 7.19 Litigation. There are no actions, suits or proceedings pending nor, to the Knowledge of any Borrower, threatened against or in any other way relating adversely to or affecting any Credit Party or any Material Foreign Subsidiary or any of their respective properties in any court or before

85 152003688_8 any arbitrator of any kind or before or by any Governmental Authority that could reasonably be expected to have a Material Adverse Effect. SECTION 7.20 Anti-Corruption Laws; Anti-Money Laundering Laws and Sanctions. (a) None of (i) the US Borrower, any Subsidiary or to the Knowledge of the US Borrower any of their respective directors, officers or employees, or (ii) to the Knowledge of the US Borrower, any agent of the US Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the Credit Facility, (A) is a Sanctioned Person or currently the subject or target of any Sanctions or (B) has taken any action, directly or indirectly, that would result in a violation by such Persons of any Anti- Corruption Laws or Anti-Money Laundering Laws. (b) The US Borrower and its Subsidiaries have implemented and maintains in effect policies and procedures designed to promote and achieve compliance by the US Borrower and its Subsidiaries and their respective directors, officers, employees, agents and Affiliates with all Anti-Corruption Laws, Anti- Money Laundering Laws and applicable Sanctions. (c) The US Borrower and its Subsidiaries, and to the Knowledge of the US Borrower, each director, officer, employee, agent and Affiliate of the US Borrower and each such Subsidiary, is in compliance with all Anti-Corruption Laws, Anti-Money Laundering Laws in all material respects and applicable Sanctions. (d) No proceeds of any Extension of Credit have been used, directly or indirectly, by any US Borrower or any of its Subsidiaries in violation of Section 8.16. SECTION 7.21 Absence of Defaults. No event has occurred or is continuing (a) which constitutes a Default or an Event of Default, or (b) which constitutes, or which with the passage of time or giving of notice or both would constitute, a default or event of default by any Credit Party or any Material Foreign Subsidiary under any judgment, decree or order to which any Credit Party or any Material Foreign Subsidiary is a party or by which any Credit Party or any Material Foreign Subsidiary or any of their respective properties may be bound or which would require any Credit Party or any Material Foreign Subsidiary to make any payment thereunder prior to the scheduled maturity date therefor that, in any case under this clause (b), could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. SECTION 7.22 Senior Indebtedness Status. The Obligations of each Credit Party and each Subsidiary thereof under this Agreement and each of the other Loan Documents ranks and shall continue to rank at least senior in priority of payment to all Subordinated Indebtedness and all senior unsecured Indebtedness of each such Person and is designated as “Senior Indebtedness” (or any other similar term) under all instruments and documents, now or in the future, relating to all Subordinated Indebtedness and all senior unsecured Indebtedness of such Person. SECTION 7.23 Disclosure. No financial statement, material report, material certificate or other material information furnished in writing by or on behalf of any Credit Party or any Material Foreign Subsidiary to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished), taken together as a whole, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, pro forma financial information, estimated financial information and other projected, estimated or forward looking information, such information was prepared in good faith based upon assumptions believed to be

86 152003688_8 reasonable at the time. As of the Closing Date, all of the information included in the Beneficial Ownership Certification is true and correct. ARTICLE VIII AFFIRMATIVE COVENANTS Until all of the Obligations (other than contingent indemnification obligations not then due) have been paid and satisfied in full in cash, all Letters of Credit have been terminated or expired (or been Cash Collateralized) and the Commitments terminated, each Borrower will, and to the extent specifically provided below, will cause each of its Subsidiaries to: SECTION 8.1 Financial Statements and Budgets. Deliver to the Administrative Agent, in form and detail satisfactory to the Administrative Agent (which shall promptly make such information available to the Lenders in accordance with its customary practice): (a) Annual Financial Statements. As soon as available and in any event within ninety (90) days (or, if earlier, on the date of any required public filing thereof) after the end of each Fiscal Year (commencing with the Fiscal Year ended December 31, 2019), a Consolidated and consolidating balance sheet of the US Borrower and its Subsidiaries as of the close of such Fiscal Year and Consolidated and consolidating statements of income, Consolidated stockholders’ equity and Consolidated cash flows including the notes to the Consolidated statements, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of and for the preceding Fiscal Year and with respect to Consolidated statements prepared in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the year. In the case of the Consolidated financial statements, such statements shall be audited by Deliotte LLP or other independent certified public accounting firm of recognized national standing selected by Borrower and reasonably satisfactory to the Administrative Agent, and accompanied by a report and opinion thereon by such certified public accountants prepared in accordance with generally accepted auditing standards that is not subject to any “going concern” or similar qualification or exception or any qualification as to the scope of such audit or with respect to accounting principles followed by the US Borrower or any of its Subsidiaries not in accordance with GAAP. (b) Quarterly Financial Statements. As soon as practicable and in any event within forty-five (45) days (or, if earlier, on the date of any required public filing thereof) after the end of the first three fiscal quarters of each Fiscal Year (commencing with the fiscal quarter ended September 30, 2019), an unaudited Consolidated and consolidating balance sheet of the US Borrower and its Subsidiaries as of the close of such fiscal quarter and unaudited Consolidated and consolidating statements of income, Consolidated stockholders’ equity and Consolidated cash flows and a report containing management’s discussion and analysis of such financial statements for the fiscal quarter then ended and that portion of the Fiscal Year then ended, including the notes to the Consolidated statements, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of and for the corresponding period in the preceding Fiscal Year and with respect to the Consolidated statements, prepared by the US Borrower in accordance with GAAP and, if applicable, containing required disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and with respect to Consolidated statements, certified by the chief financial officer of the US Borrower to present fairly in all material respects the financial condition of the US Borrower and its Subsidiaries on a Consolidated basis as of their respective dates and the results of operations of the US Borrower and its Subsidiaries for the respective periods then ended, subject to normal year-end adjustments and the absence of footnotes.

87 152003688_8 (c) Annual Business Plan and Budget. As soon as practicable and in any event within the earlier of (A) three (3) Business Days after approval by the Board of Directors of the US Borrower and (B) seventy-five (75) days after the end of each Fiscal Year, a business plan and operating and capital budget of the US Borrower and its Subsidiaries for the ensuing four (4) fiscal quarters. SECTION 8.2 Certificates; Other Reports. Deliver to the Administrative Agent (which shall promptly make such information available to the Lenders in accordance with its customary practice): (a) at each time financial statements are delivered pursuant to Sections 8.1(a) or (b) a duly completed Officer’s Compliance Certificate signed by a Responsible Officer of the US Borrower; (b) reserved; (c) promptly upon receipt thereof (unless restricted by applicable professional standards with respect to which mutually agreeable arrangements cannot be made to permit disclosure thereof), copies of all management reports (and management responses thereto, if any) submitted to any Credit Party, any Subsidiary thereof or any of their respective boards of directors by their respective independent public accountants in connection with their auditing function; (d) promptly after the furnishing thereof, copies of any statement or report furnished to any holder of Indebtedness of any Credit Party or any Material Foreign Subsidiary in excess of the Threshold Amount pursuant to the terms of any indenture, loan or credit or similar agreement; (e) promptly after the US Borrower’s Knowledge of the assertion or occurrence thereof, notice of any action or proceeding against or of any noncompliance by any Credit Party or any Material Foreign Subsidiary with any Environmental Law that could reasonably be expected to have a Material Adverse Effect; (f) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the US Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the US Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Exchange Act, or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto; (g) promptly, and in any event within ten (10) Business Days after receipt thereof by the US Borrower, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Credit Party or any Subsidiary thereof; (h) promptly upon the request thereof, such other information and documentation required by bank regulatory authorities under applicable Anti-Money Laundering Laws or Anti-Corruption Laws (including, without limitation, any applicable “know your customer” rules and regulations and the PATRIOT Act), in each case as from time to time reasonably requested by the Administrative Agent or any Lender; and (i) such other information regarding the operations, business affairs and financial condition of any Credit Party or any Subsidiary thereof as the Administrative Agent or any Lender may reasonably request.

88 152003688_8 Documents required to be delivered pursuant to Section 8.1(a) or (b) or Section 8.2(f) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the US Borrower posts such documents, or provides a link thereto on the US Borrower’s website on the Internet at the website address listed in Section 12.1; or (ii) on which such documents are posted on the US Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the US Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the US Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the US Borrower shall notify the Administrative Agent and each Lender (by facsimile or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions of such documents. Notwithstanding anything contained herein, in every instance the US Borrower shall be required to provide copies of the Officer’s Compliance Certificates required by Section 8.2 directly to the Administrative Agent. Except for such Officer’s Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the US Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. SECTION 8.3 Notice of Litigation and Other Matters. Promptly (but in no event later than ten (10) days after any Responsible Officer of any Borrower obtains Knowledge thereof) notify the Administrative Agent in writing of (which shall promptly make such information available to the Lenders in accordance with its customary practice): (a) the occurrence of any Default or Event of Default; (b) the commencement of all proceedings and investigations by or before any Governmental Authority and all actions and proceedings in any court or before any arbitrator against or involving any Credit Party or any Material Foreign Subsidiary or any of their respective properties, assets or businesses in each case that if adversely determined could reasonably be expected to result in a liability in excess of the Threshold Amount; (c) any notice of any violation received by any Credit Party or any Material Foreign Subsidiary from any Governmental Authority including, without limitation, any notice of violation of Environmental Laws exceeding the Threshold Amount; (d) any labor controversy that has resulted in, or threatens to result in, a long-term strike or other work action against any Credit Party or any Material Foreign Subsidiary; (e) any attachment, judgment, lien, levy or order exceeding the Threshold Amount that may be assessed against or threatened in writing against any Credit Party or any Material Foreign Subsidiary; (f) the occurrence of any Termination Event that, alone or together with any other Termination Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; and (g) any event which makes any of the representations set forth in Article VII that is subject to materiality or Material Adverse Effect qualifications inaccurate in any respect or any event which makes any of the representations set forth in Article VII that is not subject to materiality or Material Adverse Effect qualifications inaccurate in any material respect.

89 152003688_8 Each notice pursuant to Section 8.3 shall be accompanied by a statement of a Responsible Officer of the US Borrower setting forth details of the occurrence referred to therein and stating what action the US Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 8.3(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached. SECTION 8.4 Preservation of Corporate Existence and Related Matters. Except as permitted by Section 9.4, preserve and maintain each Credit Party’s and each Material Foreign Subsidiary’s separate corporate existence and all rights, franchises, licenses and privileges necessary to the conduct of its business, and qualify and remain qualified as a foreign corporation or other entity and authorized to do business in each jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Effect. SECTION 8.5 Maintenance of Property and Licenses. (a) In addition to the requirements of any of the Security Documents, protect and preserve all Properties necessary in and material to each Credit Party’s and each Material Foreign Subsidiary’s business, including copyrights, patents, trade names, service marks and trademarks; maintain in good working order and condition, ordinary wear and tear excepted, all buildings, equipment and other tangible real and personal property; and from time to time make or cause to be made all repairs, renewals and replacements thereof and additions to such Property necessary for the conduct of its business, so that the business carried on in connection therewith may be conducted in a commercially reasonable manner, in each case except as such action or inaction would not reasonably be expected to result in a Material Adverse Effect. (b) Maintain, in full force and effect in all material respects, each and every material license, permit, certification, qualification, approval or franchise issued by any Governmental Authority (each a “License”) required for each of each Credit Party and each Material Foreign Subsidiary to conduct their respective businesses as presently conducted. SECTION 8.6 Insurance. Maintain insurance with financially sound and reputable insurance companies against at least such risks and in at least such amounts as are customarily maintained by similar businesses and as may be required by Applicable Law and as are required by any Security Documents (including, without limitation, hazard and business interruption insurance). All such insurance shall, (a) provide that no cancellation or material modification thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof (except as a result of non-payment of premium in which case only 10 days’ prior written notice shall be required), (b) in the case of liability insurance, name the Administrative Agent as an additional insured party thereunder and (c) in the case of each property insurance policy, name the Administrative Agent as lender’s loss payee or mortgagee, as applicable. On the Closing Date and from time to time thereafter deliver to the Administrative Agent upon its request information in reasonable detail as to the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby. SECTION 8.7 Accounting Methods and Financial Records. Maintain a system of accounting, and keep proper books, records and accounts (which shall be true and complete in all material respects) as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP and in compliance with the regulations of the SEC. SECTION 8.8 Payment of Taxes and Other Obligations. Pay and perform and cause, each Credit Party and Material Foreign Subsidiary to pay and perform (a) all taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its Property and (b) all other

90 152003688_8 Indebtedness, obligations and liabilities in accordance with customary trade practices; provided, that the US Borrower or such Subsidiary may contest any item described in clause (a) of this Section in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP. SECTION 8.9 Compliance with Laws and Approvals. Observe and remain in compliance with all Applicable Laws and maintain in full force and effect all Governmental Approvals, in each case applicable to the conduct of each Credit Party’s and each Material Foreign Subsidiary’s business and which if not complied with or not maintained could reasonably be expected to have a Material Adverse Effect. SECTION 8.10 Environmental Laws. In addition to and without limiting the generality of Section 8.9, (a) comply in all material respects with, and ensure such compliance by all, Credit Parties and Material Foreign Subsidiaries, tenants and subtenants with all applicable Environmental Laws and obtain and comply with and maintain, and ensure that all tenants and subtenants, if any, obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws and (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws, and promptly comply with all lawful orders and directives of any Governmental Authority regarding Environmental Laws. SECTION 8.11 Compliance with ERISA. In addition to and without limiting the generality of Section 8.9, (a) except where the failure to so comply could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) comply with applicable provisions of ERISA, the Code and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans, (ii) not take any action or fail to take action the result of which could reasonably be expected to result in a liability to the PBGC or to a Multiemployer Plan, (iii) not participate in any prohibited transaction that could result in any civil penalty under ERISA or tax under the Code and (iv) operate each Employee Benefit Plan in such a manner that will not incur any tax liability under Section 4980B of the Code or any liability to any qualified beneficiary as defined in Section 4980B of the Code and (b) furnish to the Administrative Agent upon the Administrative Agent’s request such additional information about any Employee Benefit Plan as may be reasonably requested by the Administrative Agent. In addition to and without limiting the generality of Section 8.9, (a) except where the failure to so comply could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, comply with applicable provisions of Canadian Pension Laws in respect to all Canadian Plans, and (b) furnish to the Administrative Agent upon the Administrative Agent’s request such additional information about any Canadian Plan as may be reasonably requested by the Administrative Agent. SECTION 8.12 Compliance with Agreements. Comply in all respects with each term, condition and provision of all leases, agreements and other instruments entered into in the conduct of its business, except as could not reasonably be expected to have a Material Adverse Effect. SECTION 8.13 Visits and Inspections. Permit representatives of the Administrative Agent or any Lender, from time to time upon prior reasonable notice and at such times during normal business hours, all at the expense of the US Borrower, to visit and inspect its properties; inspect, audit and make extracts from its books, records and files, including, but not limited to, management letters prepared by independent accountants; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects; provided that excluding any such visits and inspections during the continuation of an Event of Default, the Administrative Agent shall not exercise such rights more often than two (2) times during any calendar year at the US Borrower’s expense; provided further that upon the occurrence and during the continuance of an Event of Default, the Administrative Agent or any Lender may do any of the foregoing at the expense of the Borrowers at any time without advance notice. Upon the request of the Administrative Agent or the Required Lenders, participate in a meeting of the Administrative Agent and Lenders once during each Fiscal Year, which

91 152003688_8 meeting will be held at the US Borrower’s corporate offices (or such other location as may be agreed to by the US Borrower and the Administrative Agent) at such time as may be agreed by the US Borrower and the Administrative Agent. SECTION 8.14 Additional Subsidiaries. (a) Additional Domestic Subsidiaries. Promptly after the creation or acquisition (including by division) of any Material Domestic Subsidiary or upon any other event whereby a Subsidiary becomes a Material Domestic Subsidiary, and in any event (x) in the case of any such Material Domestic Subsidiary created or acquired in connection with a Permitted Acquisition, within sixty (60) days (as such time period may be extended by the Administrative Agent in its sole discretion) after the closing date of such Permitted Acquisition and (y) in all other cases any such Material Domestic Subsidiary, within sixty (60) days (as such time period may be extended by the Administrative Agent in its sole discretion) after creation or other event, cause such Person to (i) become a Subsidiary Guarantor by delivering to the Administrative Agent a duly executed supplement to the Subsidiary Guaranty Agreement or such other document as the Administrative Agent shall deem appropriate for such purpose, (ii) grant a security interest in all Collateral (subject to the exceptions specified in the Security Agreement) owned by such Subsidiary by delivering to the Administrative Agent a duly executed supplement to each applicable Security Document or such other document as the Administrative Agent shall deem appropriate for such purpose and comply with the terms of each applicable Security Document, (iii) deliver to the Administrative Agent such opinions, documents and certificates of the type referred to in Section 6.1 as may be reasonably requested by the Administrative Agent, (iv) if such Capital Stock is certificated, deliver to the Administrative Agent such original Capital Stock or other certificates and stock or other transfer powers evidencing the Capital Stock of such Person, (v) deliver to the Administrative Agent such updated Schedules to the Loan Documents as requested by the Administrative Agent with respect to such Person, and (vi) deliver to the Administrative Agent such other documents as may be reasonably requested by the Administrative Agent, all in form, content and scope reasonably satisfactory to the Administrative Agent. (b) Additional Foreign Subsidiaries. Notify the Administrative Agent promptly after any Person becomes a First Tier Foreign Subsidiary, and at the request of the Administrative Agent, promptly thereafter (and, in any event, within forty five (45) days after such notification, as such time period may be extended by the Administrative Agent in its sole discretion), cause (i) the applicable Credit Party to deliver to the Administrative Agent Security Documents pledging sixty-five percent (65%) of the total outstanding voting Capital Stock (and one hundred percent (100%) of the non-voting Capital Stock) of any such new First Tier Foreign Subsidiary and a consent thereto executed by such new First Tier Foreign Subsidiary (including, without limitation, if applicable, original certificated Capital Stock (or the equivalent thereof pursuant to the Applicable Laws and practices of any relevant foreign jurisdiction) evidencing the Capital Stock of such new First Tier Foreign Subsidiary, together with an appropriate undated stock or other transfer power for each certificate duly executed in blank by the registered owner thereof), (ii) such Person to deliver to the Administrative Agent such opinions, documents and certificates referred to in Section 6.1 as may be reasonably requested by the Administrative Agent, (iii) such Person to deliver to the Administrative Agent such updated Schedules to the Loan Documents as requested by the Administrative Agent and (iv) such Person to deliver to the Administrative Agent such other documents as may be reasonably requested by the Administrative Agent, all in form, content and scope reasonably satisfactory to the Administrative Agent and not more burdensome than the original closing documents required with regard to such Person. (c) Merger Subsidiaries. Notwithstanding the foregoing, to the extent any new Subsidiary is created solely for the purpose of consummating a merger transaction pursuant to a Permitted Acquisition, and such new Subsidiary at no time holds any assets or liabilities other than any merger consideration contributed to it contemporaneously with the closing of such merger transaction, such new Subsidiary shall not be required to take the actions set forth in Section 8.14(a) or (b), as applicable, until the consummation

92 152003688_8 of such Permitted Acquisition (at which time, the surviving entity of the respective merger transaction shall be required to so comply with Section 8.14(a) or (b), as applicable, within ten (10) Business Days of the consummation of such Permitted Acquisition. (d) Additional Collateral. Comply with the requirements set forth in the Security Documents with respect to any Property constituting Collateral thereunder. (e) Exclusions. The provisions of this Section 8.14 shall not apply to assets as to which the Administrative Agent and the US Borrower shall reasonably determine that the costs and burdens of obtaining a security interest therein or perfection thereof outweigh the value of the security afforded thereby. SECTION 8.15 Reserved. SECTION 8.16 Use of Proceeds. (a) The Borrowers shall use the proceeds of the Revolving Credit Loans (i) to refinance Indebtedness under the Existing Credit Agreement, (ii) to pay certain fees and expenses incurred in connection with the Transactions and this Agreement and (iii) for working capital and general corporate purposes of the US Borrower and its Subsidiaries. (b) The US Borrower shall use the proceeds of any Incremental Term Loan and any Incremental Revolving Credit Increase as permitted pursuant to Section 5.13, as applicable. (c) The Borrowers will not, directly or, to their Knowledge, indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws in any material respect, (ii) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (iii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans, whether as an underwriter, advisor, investor or otherwise). SECTION 8.17 Reserved. SECTION 8.18 Compliance with Anti-Corruption Laws; Beneficial Ownership Regulation; Anti-Money Laundering Laws and Sanctions. Each Borrower will (a) maintain in effect and enforce policies and procedures designed to promote and achieve compliance by such Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti- Corruption Laws and applicable Sanctions and (b) promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or directly to such Lender, as the case may be, any information or documentation required by the Beneficial Ownership Regulation. No borrowing or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement or the other Loan Documents will violate Anti- Corruption Laws, Anti-Money Laundering Laws or applicable Sanctions. SECTION 8.19 Corporate Governance. (a) Maintain entity records and books of account separate from those of any other entity which is an Affiliate of such entity, (b) not commingle its funds or assets with those of any other entity which is an Affiliate of such entity (except pursuant to cash management systems reasonably acceptable to the Administrative Agent) and (c) provide that its board of directors (or equivalent governing body) will hold all appropriate meetings to authorize and approve such

93 152003688_8 entity’s actions, which meetings will be separate from those of any other entity which is an Affiliate of such entity. For the purposes of this Section 8.19, “Affiliate” shall not include any Borrower or any Subsidiary thereof. SECTION 8.20 Further Assurances. Execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), which may be required under any Applicable Law, or which the Administrative Agent or the Required Lenders (through the Administrative Agent) may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Credit Parties. Each Borrower also agrees to provide to the Administrative Agent, from time to time upon the reasonable request by the Administrative Agent, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents. SECTION 8.21 Post-Closing Matters. Execute and deliver the documents and complete the tasks set forth on Schedule 8.21, in each case within the time limits specified on such schedule. ARTICLE IX NEGATIVE COVENANTS Until all of the Obligations (other than contingent, indemnification obligations not then due) have been paid and satisfied in full in cash, all Letters of Credit have been terminated or expired (or been Cash Collateralized) and the Commitments terminated, each Borrower will not, and will not permit any Credit Party, any Material Foreign Subsidiary and to the extent specifically provided below, any other Subsidiary to: SECTION 9.1 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness except: (a) the Obligations; (b) Indebtedness owing under Hedge Agreements entered into in order to manage existing or anticipated interest rate, exchange rate or commodity price risks and not for speculative purposes; (c) Indebtedness existing on the Closing Date and listed on Schedule 9.1, and the renewal, refinancing, extension and replacement (but not the increase in the aggregate principal amount) thereof; (d) Indebtedness incurred in connection with Finance Lease Obligations and purchase money Indebtedness in an aggregate amount not to exceed $75,000,000 at any time outstanding (excluding Indebtedness incurred in connection with Finance Lease Obligations and purchase money Indebtedness otherwise permitted in Section 9.1(e)); (e) Indebtedness of a Person existing at the time such Person became a Subsidiary or assets were acquired from such Person in connection with an Investment permitted pursuant to Section 9.3, to the extent that (i) such Indebtedness was not incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or the acquisition of such assets, (ii) neither any Borrower nor any Subsidiary thereof (other than such Person or any other Person that such Person merges with or that acquires the assets of such Person) shall have any liability or other obligation with respect to such Indebtedness, (iii) any Indebtedness (other than Indebtedness described in clause (iv) below) was incurred in connection with Finance Lease Obligations or purchase money Indebtedness, (iv) such Indebtedness is pari passu with or subordinate to

94 152003688_8 the Obligations and (v) the aggregate principal amount of such Indebtedness does not exceed $75,000,000 at any time outstanding; (f) Guaranty Obligations with respect to Indebtedness permitted pursuant to subsections (a) through (e) of this Section and Guaranty Obligations with respect to contract performance; (g) unsecured intercompany Indebtedness: (i) owed by any Credit Party to another Credit Party; (ii) owed by any Credit Party to any Non-Guarantor Subsidiary (provided that such Indebtedness shall be subordinated to the Obligations in a manner reasonably satisfactory to the Administrative Agent); (iii) owed by any Non-Guarantor Subsidiary to any other Non-Guarantor Subsidiary; and (iv) owed by any Non-Guarantor Subsidiary to any Credit Party not to exceed $40,000,000 at any time outstanding; (h) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or other similar instrument drawn against insufficient funds in the ordinary course of business; and Indebtedness incurred in respect of credit cards, credit card processing service, debit cards, stored value cards, purchase cards (including “procurement cards” or “P-cards”) or cash management services, in each case, incurred in the ordinary course of business; (i) unsecured Indebtedness of the US Borrower and the Subsidiary Guarantors; provided, that (subject, in the case of unsecured Indebtedness incurred solely to finance a substantially concurrent Limited Condition Acquisition, to Section 1.13) the US Borrower shall be in compliance with the financial covenants set forth in Section 9.15 based on the financial statements most recently delivered pursuant to Section 8.1(a) or 8.1(b), as applicable, both before and after giving effect (on a Pro Forma Basis) to the incurrence of such Indebtedness; (j) Indebtedness under performance bonds, surety bonds, release, appeal and similar bonds, statutory obligations or with respect to workers’ compensation claims, in each case incurred in the ordinary course of business, and reimbursement obligations in respect of any of the foregoing; (k) Indebtedness of Foreign Subsidiaries in an aggregate principal amount not to exceed $75,000,000 at any time outstanding (excluding the Obligations of Non-US Borrowers pursuant to this Agreement); (l) Indebtedness consisting of promissory notes issued to current or former officers, directors and employees (or their respective family members, estates or trusts or other entities for the benefit of any of the foregoing) of the US Borrower or its Subsidiaries to purchase or redeem Capital Stock or options of the US Borrower permitted pursuant to Section 9.6(d)(v); provided that the aggregate principal amount of all such Indebtedness shall not exceed $10,000,000 at any time outstanding; (m) Indebtedness of any Credit Party or any Subsidiary thereof not otherwise permitted pursuant to this Section in an aggregate principal amount not to exceed $10,000,000 at any time outstanding;

95 152003688_8 (n) Indebtedness incurred in connection with floor plan financing in an aggregate amount not to exceed $100,000,000 at any time outstanding; and (o) Indebtedness not otherwise permitted pursuant to this Section not to exceed, at any time outstanding, the greater of (i) $75,000,000 and (ii) 7.5% of Consolidated total assets for the most recently ended period of four (4) consecutive fiscal quarters for which financial statements have been delivered hereunder prior to such date. SECTION 9.2 Liens. Create, incur, assume or suffer to exist, any Lien on or with respect to any of its Property, whether now owned or hereafter acquired, except: (a) Liens created pursuant to the Loan Documents (including, without limitation, Liens in favor of the Swingline Lender and/or the Issuing Lenders, as applicable, on Cash Collateral granted pursuant to the Loan Documents); (b) Liens in existence on the Closing Date and described on Schedule 9.2, and the replacement, renewal or extension thereof (including Liens incurred, assumed or suffered to exist in connection with any refinancing, refunding, renewal or extension of Indebtedness pursuant to Section 9.1(c) (solely to the extent that such Liens were in existence on the Closing Date and described on Schedule 9.2)); provided that the scope of any such Lien shall not be increased, or otherwise expanded, to cover any additional property or type of asset, as applicable, beyond that in existence on the Closing Date, except for products and proceeds of the foregoing; (c) Liens for taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental Laws) (i) not yet due or as to which the period of grace (not to exceed thirty (30) days), if any, related thereto has not expired or (ii) which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP; (d) the claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, which (i) are not overdue for a period of more than thirty (30) days, or if more than thirty (30) days overdue, no action has been taken to enforce such Liens and such Liens are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP and (ii) do not, individually or in the aggregate, materially impair the use thereof in the operation of the business of the US Borrower or any of its Subsidiaries; (e) deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance and other types of social security or similar legislation, or to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature incurred in the ordinary course of business, in each case, so long as no foreclosure sale or similar proceeding has been commenced with respect to any portion of the Collateral on account thereof; (f) encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property, which in the aggregate are not substantial in amount and which do not, in any case, detract from the value of such property or impair the use thereof in the ordinary conduct of business;

96 152003688_8 (g) Liens arising from the filing of precautionary UCC or PPSA financing statements relating solely to personal property leased pursuant to operating leases entered into in the ordinary course of business of the US Borrower and its Subsidiaries; (h) Liens securing Indebtedness permitted under Sections 9.1(d), 9.1(n) and Finance Lease Obligations and purchase money Indebtedness permitted under Section 9.1(e); provided that (i) such Liens shall be created substantially simultaneously with the acquisition, repair, improvement or lease, as applicable, of the related Property, (ii) such Liens do not at any time encumber any property other than the Property financed by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed one hundred percent (100%) of the original price for the purchase, repair improvement or lease amount (as applicable) of such Property at the time of purchase, repair, improvement or lease (as applicable); (i) Liens securing judgments for the payment of money not constituting an Event of Default under Section 10.1(m) or securing appeal or other surety bonds relating to such judgments; (j) (i) Liens on Property (i) of any Subsidiary which are in existence at the time that such Subsidiary is acquired pursuant to a Permitted Acquisition and (ii) of the US Borrower or any of its Subsidiaries existing at the time such tangible property or tangible assets are purchased or otherwise acquired by the US Borrower or such Subsidiary thereof pursuant to a transaction permitted pursuant to this Agreement; provided that, with respect to each of the foregoing clauses (i) and (ii), (A) such Liens are not incurred in connection with, or in anticipation of, such Permitted Acquisition, purchase or other acquisition, (B) such Liens are applicable only to specific Property, (C) such Liens are not “blanket” or all asset Liens, (D) such Liens do not attach to any other Property of the US Borrower or any of its Subsidiaries and (E) the Indebtedness secured by such Liens is permitted under Section 9.1(e)); (k) Liens on assets of Foreign Subsidiaries; provided that (i) such Liens do not extend to, or encumber, assets that constitute Collateral or the Capital Stock of the US Borrower or any of the Subsidiaries, and (ii) such Liens extending to the assets of any Foreign Subsidiary secure only Indebtedness incurred by such Foreign Subsidiary pursuant to Section 9.1(a), (c) or (k); (l) (i) Liens of a collecting bank arising in the ordinary course of business under Section 4- 210 of the Uniform Commercial Code in effect in the relevant jurisdiction and (ii) Liens of any depositary bank in connection with statutory, common law and contractual rights of set-off and recoupment with respect to any deposit account of the US Borrower or any Subsidiary thereof; (m) (i) contractual or statutory Liens of landlords to the extent relating to the property and assets relating to any lease agreements with such landlord, (ii) statutory liens under Canadian Pension Laws, subject to compliance with the last sentence of Section 8.11, and (iii) contractual Liens of suppliers (including sellers of goods) or customers granted in the ordinary course of business to the extent limited to the property or assets relating to such contract; (n) any interest or title of a licensor, sublicensor, lessor or sublessor with respect to any assets under any license or lease agreement entered into in the ordinary course of business which do not (i) interfere in any material respect with the business of the US Borrower or its Subsidiaries or materially detract from the value of the relevant assets of the US Borrower or its Subsidiaries or (ii) secure any Indebtedness; (o) Liens arising from permitted sale-leaseback transactions as permitted under Section 9.13; and

97 152003688_8 (p) Liens not otherwise permitted hereunder on assets other than the Collateral securing Indebtedness or other obligations in the aggregate principal amount not to exceed, at any time outstanding, amounts permitted by Sections 9.1(m) and 9.1(o); provided that, other than Liens permitted under clauses (c), (d), (f), (i), (j), (l), (m) and (o) (including any Liens on the real property subject to the 2008 Sale-Leaseback Transaction in connection with the assumption by the US Borrower and its Domestic Subsidiaries of the financing under the 2008 Sale- Leaseback Transaction in existence at any time such real property is purchased by the US Borrower or such Domestic Subsidiary) of this Section 9.2, no Liens shall encumber any real property owned by US Borrower or any of its Domestic Subsidiaries. SECTION 9.3 Investments. Purchase, own, invest in or otherwise acquire (in one transaction or a series of transactions), by division or otherwise, directly or indirectly, any Capital Stock, interests in any partnership or joint venture (including, without limitation, the creation or capitalization of any Subsidiary), evidence of Indebtedness or other obligation or security, substantially all or a portion of the business or assets of any other Person or any other investment or interest whatsoever in any other Person, or make or permit to exist, directly or indirectly, any loans, advances or extensions of credit to, or any investment in cash or by delivery of Property in, any Person (all the foregoing, “Investments”) except: (a) (i) Investments existing on the Closing Date in Subsidiaries existing on the Closing Date; (ii) Investments existing on the Closing Date (other than Investments in Subsidiaries existing on the Closing Date) and described on Schedule 9.3; (iii) Investments made after the Closing Date by any Credit Party in any other Credit Party (other than the US Borrower); (iv) Investments made after the Closing Date by any Non-Guarantor Subsidiary in any other Non-Guarantor Subsidiary; (v) Investments made after the Closing Date by any Non-Guarantor Subsidiary in any Credit Party; and (vi) Investments made after the Closing Date by the U.S. Borrower in any Non- Guarantor Subsidiary in order for such Subsidiary to effect a Permitted Acquisition in accordance with the provisions of Section 9.3(g); (b) Investments in cash and Cash Equivalents; (c) Investments by the US Borrower or any of its Subsidiaries consisting of Capital Expenditures; (d) deposits made in the ordinary course of business to secure the performance of leases or other obligations as permitted by Section 9.2; (e) Hedge Agreements permitted pursuant to Section 9.1; (f) purchases of assets in the ordinary course of business;

98 152003688_8 (g) Investments by the US Borrower or any Subsidiary thereof in the form of a Permitted Acquisition; provided that the US Borrower shall be in compliance with the financial covenants set forth in Section 9.15 based on the financial statements most recently delivered pursuant to Section 8.1(a) or 8.1(b), as applicable, both before and after giving effect (on a Pro Forma Basis as of the proposed closing date of the Acquisition) thereto and any Indebtedness incurred in connection therewith, which in the case of a Limited Condition Acquisition shall be subject to Section 1.13; (h) Investments in the form of loans and advances to officers, directors and employees in the ordinary course of business in an aggregate amount not to exceed at any time outstanding $1,000,000 (determined without regard to any write-downs or write-offs of such loans or advances); (i) Investments in the form of Restricted Payments permitted pursuant to Section 9.6; (j) Guarantees permitted pursuant to Section 9.1; (k) Investments in joint ventures; provided, that the aggregate amount of all such Investments shall not at any time outstanding exceed $30,000,000; and (l) Investments in the form of intercompany Indebtedness permitted pursuant to Section 9.1(g); (m) Investments in the form of Indebtedness in direct customers and distributors in an aggregate principal amount not to exceed $50,000,000 at any time outstanding; (n) Investments (other than Acquisitions) not otherwise permitted pursuant to this Section 9.3 so long as before and after giving effect to such Investments: (i) no Default or Event of Default has occurred and is continuing or would result therefrom; (ii) the Consolidated Total Net Leverage Ratio shall be less than or equal to 3.25 to 1.00 for the most recently ended four-quarter period prior to such Investment for which financial statements have been delivered pursuant to Section 8.1(a) or (b), as applicable; and (iii) the US Borrower is in compliance with the financial covenants set forth in Section 9.15; (o) Investments not otherwise permitted pursuant to this Section 9.3 not to exceed the Available Amount as of the date of such Investments so long as before and after giving effect to such Investment: (i) no Default or Event of Default has occurred and is continuing or would result therefrom; and (ii) the US Borrower is in compliance with the financial covenants set forth in Section 9.15; and (p) Investments not otherwise permitted pursuant to this Section in an aggregate amount not to exceed $50,000,000 at any time outstanding; provided that, subject to Section 1.13, immediately before and immediately after giving pro forma effect to any such Investments and any Indebtedness incurred in connection therewith, no Default or Event of Default shall have occurred and be continuing.

99 152003688_8 For purposes of determining the amount of any Investment outstanding for purposes of this Section 9.3, such amount shall be deemed to be the amount of such Investment when made, purchased or acquired (without adjustment for subsequent increases or decreases in the value of such Investment) less any amount realized in respect of such Investment upon the sale, collection or return of capital (not to exceed the original amount invested). SECTION 9.4 Fundamental Changes. Merge, amalgamate, consolidate or enter into any similar combination with (including by division), or enter into any Asset Disposition of all or substantially all of its assets (whether in a single transaction or a series of transactions) with, any other Person or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) except: (a) (i) any Wholly-Owned Subsidiary of a Borrower may be merged, amalgamated or consolidated with or into such Borrower (provided that a Borrower shall be the continuing or surviving entity) or (ii) any Wholly-Owned Subsidiary of a Borrower may be merged, amalgamated or consolidated with or into any Subsidiary Guarantor (provided that the Subsidiary Guarantor shall be the continuing or surviving entity or simultaneously with such transaction, the continuing or surviving entity shall become a Subsidiary Guarantor and such Borrower shall comply with Section 8.14 in connection therewith); (b) (i) any Non-Guarantor Subsidiary that is a Foreign Subsidiary may be merged, amalgamated or consolidated with or into, or be liquidated into, any other Non-Guarantor Subsidiary and (ii) any Non-Guarantor Subsidiary that is a Domestic Subsidiary may be merged, amalgamated or consolidated with or into, or be liquidated into, any other Non-Guarantor Subsidiary that is a Domestic Subsidiary; (c) any Subsidiary may dispose of all or substantially all of its assets (upon voluntary liquidation, dissolution, winding up, division or otherwise) to the US Borrower or any Subsidiary Guarantor; provided that, with respect to any such disposition by any Non-Guarantor Subsidiary, the consideration for such disposition shall not exceed the fair value of such assets; (d) (i) any Non-Guarantor Subsidiary that is a Foreign Subsidiary may dispose of all or substantially all of its assets (upon voluntary liquidation, dissolution, winding up, division or otherwise) to any other Non-Guarantor Subsidiary and (ii) any Non-Guarantor Subsidiary that is a Domestic Subsidiary may dispose of all or substantially all of its assets (upon voluntary liquidation, dissolution, winding up or otherwise) to any other Non-Guarantor Subsidiary that is a Domestic Subsidiary; (e) any Wholly-Owned Subsidiary of the US Borrower may merge with or into the Person such Wholly-Owned Subsidiary was formed to acquire in connection with any acquisition permitted hereunder (including, without limitation, any Permitted Acquisition permitted pursuant to Section 9.3(g)); provided that in the case of any merger involving a Wholly-Owned Subsidiary that is a Domestic Subsidiary, (i) a Subsidiary Guarantor shall be the continuing or surviving entity or (ii) simultaneously with such transaction, the continuing or surviving entity shall become a Subsidiary Guarantor and the US Borrower shall comply with Section 8.14 in connection therewith; and (f) any Person may merge with or into the US Borrower or any of its Wholly-Owned Subsidiaries in connection with a Permitted Acquisition permitted pursuant to Section 9.3(g); provided that (i) in the case of a merger involving the US Borrower or a Subsidiary Guarantor, the continuing or surviving Person shall be the US Borrower or such Subsidiary Guarantor and (ii) the continuing or surviving Person shall be the US Borrower or a Wholly-Owned Subsidiary of the US Borrower. SECTION 9.5 Asset Dispositions. Make any Asset Disposition except:

100 152003688_8 (a) the sale of obsolete, worn-out or surplus assets no longer used or usable in the business of the US Borrower or any of its Subsidiaries; (b) non-exclusive licenses and sublicenses of intellectual property rights in the ordinary course of business not interfering, individually or in the aggregate, in any material respect with the conduct of the business of the US Borrower and its Subsidiaries; (c) leases, subleases, licenses or sublicenses of real or personal property granted by any Borrower or any of its Subsidiaries to others in the ordinary course of business not detracting from the value of such real or personal property or interfering in any material respect with the business of such Borrower or any of its Subsidiaries; (d) Asset Dispositions in connection with Insurance and Condemnation Events; (e) Assets Dispositions in connection with transactions permitted by Section 9.4; (f) Asset Dispositions with an aggregate book value not to exceed (i) 5% of Consolidated total assets during any four (4) consecutive fiscal quarter period and (ii) 10% of Consolidated total assets during the term of this Agreement; and (g) Asset Dispositions not otherwise permitted pursuant to this Section so long as the Credit Parties reinvest substantially all of the net cash proceeds therefrom in assets used or useful for the business of the Credit Parties and their Subsidiaries within twelve (12) months following receipt of such proceeds. SECTION 9.6 Restricted Payments. Declare or pay any dividend on, or make any payment or other distribution on account of, or purchase, redeem, retire or otherwise acquire (directly or indirectly), or set apart assets for a sinking or other analogous fund for the purchase, redemption, retirement or other acquisition of, any class of Capital Stock of any Credit Party or any Subsidiary thereof, or make any distribution of cash, property or assets to the holders of shares of any Capital Stock of any Credit Party or any Subsidiary thereof (all of the foregoing, the “Restricted Payments”) provided that: (a) the US Borrower or any of its Subsidiaries may pay dividends in shares of its own Qualified Capital Stock; (b) any Subsidiary of any Borrower may pay cash dividends to such Borrower or any Subsidiary Guarantor; (c) (i) any Non-Guarantor Subsidiary that is a Domestic Subsidiary may make Restricted Payments to any other Non-Guarantor Subsidiary that is a Domestic Subsidiary (and, if applicable, to other holders of its outstanding Capital Stock on a ratable basis) and (ii) any Non-Guarantor Subsidiary that is a Foreign Subsidiary may make Restricted Payments to any other Non-Guarantor Subsidiary (and, if applicable, to other holders of its outstanding Capital Stock on a ratable basis); (d) the US Borrower may declare and make (and each Subsidiary of the US Borrower may declare and make to enable the US Borrower to do the same) Restricted Payments to: (i) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, redeem, retire or otherwise acquire shares of its Capital Stock to offset dilution created by equity compensation to its officers, directors, employees and consultants;

101 152003688_8 (ii) declare and make dividends in accordance with a dividend policy approved by the US Borrower’s Board of Directors and make other repurchases of Capital Stock of the US Borrower not to exceed $35,000,000 during any Fiscal Year; and (iii) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, redeem, retire or otherwise acquire shares of its Capital Stock or options or other equity or phantom equity in respect of its Capital Stock from present or former officers, employees, directors or consultants (or their family members or trusts or other entities for the benefit of any of the foregoing) or make severance payments to such Persons in connection with the death, disability or termination of employment or consultancy of any such officer, employee, director or consultant. (e) the US Borrower may make cash distributions to the holders of the US Borrower’s Capital Stock not otherwise permitted pursuant to this Section 9.6 so long as before and after giving effect to such distributions: (i) no Default or Event of Default has occurred and is continuing or would result therefrom; (ii) the Consolidated Total Net Leverage Ratio shall be less than or equal to 3.25 to 1.00 for the most recently ended four-quarter period prior to such distribution for which financial statements have been delivered pursuant to Section 8.1(a) or (b), as applicable; and (iii) the US Borrower is in compliance with the financial covenants set forth in Section 9.15; (f) the US Borrower may make cash distributions to the holders of such Borrower’s Capital Stock not otherwise permitted pursuant to this Section 9.6 not to exceed the Available Amount as of the date of such distributions so long as before and after giving effect to such distributions: (i) no Default or Event of Default has occurred and is continuing or would result therefrom; and (ii) the US Borrower is in compliance with the financial covenants set forth in Section 9.15; and (g) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the US Borrower may make other Restricted Payments not otherwise permitted pursuant to this Section 9.6 not to exceed $50,000,000 during the term of this Agreement. SECTION 9.7 Transactions with Affiliates. Directly or indirectly enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property, the rendering of any service or the payment of any management, advisory or similar fees, with (a) any officer, director, holder of any Capital Stock in, or other Affiliate of, the US Borrower or any of its Subsidiaries or (b) any Affiliate of any such officer, director or holder other than: (i) transactions permitted by Sections 9.1, 9.3, 9.4, 9.5, 9.6, 9.9 and 9.13; (ii) transactions existing on the Closing Date and described on Schedule 9.7; (iii) transactions among Credit Parties not prohibited hereunder;

102 152003688_8 (iv) other transactions in the ordinary course of business on terms as favorable as would be obtained by it on a comparable arm’s-length transaction with an independent, unrelated third party as determined in good faith by the board of directors (or equivalent governing body) of the US Borrower; (v) employment and severance arrangements (including equity incentive plans and employee benefit plans and arrangements) with their respective officers and employees in the ordinary course of business; and (vi) payment of customary fees and reasonable out of pocket costs to, and indemnities for the benefit of, directors, officers and employees of the US Borrower and its Subsidiaries in the ordinary course of business to the extent attributable to the ownership or operation of the US Borrower and its Subsidiaries. SECTION 9.8 Accounting Changes; Organizational Documents. (a) Change its Fiscal Year end, or make (without the consent of the Administrative Agent) any material change in its accounting treatment and reporting practices except as required by GAAP. (b) Amend, modify or change its articles of incorporation (or corporate charter or other similar organizational documents) or amend, modify or change its bylaws (or other similar documents) in any manner materially adverse to the rights or interests of the Lenders. SECTION 9.9 Payments and Modifications of Subordinated Indebtedness. (a) Amend, modify, waive or supplement (or permit the modification, amendment, waiver or supplement of) any of the terms or provisions of any Subordinated Indebtedness in any respect which would materially and adversely affect the rights or interests of the Administrative Agent and Lenders hereunder. (b) Cancel, forgive, make any payment or prepayment on, or redeem or acquire for value (including, without limitation, (x) by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due and (y) at the maturity thereof) any Subordinated Indebtedness, except: (i) refinancings, refundings, renewals, extensions or exchange of any Subordinated Indebtedness permitted by Section 9.1(c), (e), (g)(ii), (i) or (m), and by any subordination provisions applicable thereto; (ii) payments and prepayments of any Subordinated Indebtedness made solely with the proceeds of Qualified Capital Stock; and (iii) the payment of interest, expenses and indemnities in respect of Subordinated Indebtedness incurred under Section 9.1(c), (e), (g)(ii), (i) or (m) (other than any such payments prohibited by any subordination provisions applicable thereto). SECTION 9.10 No Further Negative Pledges; Restrictive Agreements. (a) Enter into, assume or be subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation, except (i) pursuant to this Agreement and the other Loan Documents, (ii) pursuant to any document or

103 152003688_8 instrument governing Indebtedness incurred pursuant to Section 9.1(d) (provided that any such restriction contained therein relates only to the asset or assets financed thereby), (iii) customary restrictions contained in the organizational documents of any Credit Party as of the Closing Date and (iv) customary restrictions in connection with any Permitted Lien or any document or instrument governing any Permitted Lien (provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien). (b) Create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Credit Party or any Subsidiary thereof to (i) pay dividends or make any other distributions to any Credit Party or any Subsidiary on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (ii) pay any Indebtedness or other obligation owed to any Credit Party or (iii) make loans or advances to any Credit Party, except in each case for such encumbrances or restrictions existing under or by reason of (A) this Agreement and the other Loan Documents and (B) Applicable Law. (c) Create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Credit Party or any Subsidiary thereof to (i) sell, lease or transfer any of its properties or assets to any Credit Party or (ii) act as a Credit Party pursuant to the Loan Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except in each case for such encumbrances or restrictions existing under or by reason of (A) this Agreement and the other Loan Documents, (B) Applicable Law, (C) any document or instrument governing Indebtedness incurred pursuant to Section 9.1(d) (provided that any such restriction contained therein relates only to the asset or assets acquired in connection therewith), (D) any Permitted Lien or any document or instrument governing any Permitted Lien (provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien), (E) obligations that are binding on a Subsidiary at the time such Subsidiary first becomes a Subsidiary of any Borrower, so long as such obligations are not entered into in contemplation of such Person becoming a Subsidiary, (F) customary restrictions contained in an agreement related to the sale of Property (to the extent such sale is permitted pursuant to Section 9.5) that limit the transfer of such Property pending the consummation of such sale, (G) customary restrictions in leases, subleases, licenses and sublicenses or asset sale agreements otherwise permitted by this Agreement so long as such restrictions relate only to the assets subject thereto and (H) customary provisions restricting assignment of any agreement entered into in the ordinary course of business. SECTION 9.11 Nature of Business. Engage in any business other than the business conducted by the US Borrower and its Subsidiaries as of the Closing Date and business activities similar to, reasonably related or ancillary thereto. SECTION 9.12 Reserved. SECTION 9.13 Sale Leasebacks. Except for (a) the 2008 Sale-Leaseback Transaction and (b) any of the following as it relates to any Property not constituting Collateral for the Obligations, directly or indirectly become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an operating lease or a finance lease, of any Property (whether real, personal or mixed), whether now owned or hereafter acquired, (i) which any Credit Party or any Subsidiary thereof has sold or transferred or is to sell or transfer to a Person which is not another Credit Party or Subsidiary of a Credit Party or (ii) which any Credit Party or any Subsidiary of a Credit Party intends to use for substantially the same purpose as any other Property that has been sold or is to be sold or transferred by such Credit Party or such Subsidiary to another Person which is not another Credit Party or Subsidiary of a Credit Party in connection with such lease. SECTION 9.14 Reserved.

104 152003688_8 SECTION 9.15 Financial Covenants. (a) Consolidated Total Net Leverage Ratio. (i) As of the last day of any fiscal quarter commencing with the period ending September 30, 2019, permit the Consolidated Total Net Leverage Ratio to be greater than the 3.75 to 1.00. (ii) Notwithstanding the covenant level set forth in clause (i) above, the Consolidated Total Net Leverage Ratio shall be subject to a covenant adjustment (“Covenant Holiday”) at the election of the US Borrower given in writing to the Administrative Agent, if the Permitted Acquisition Consideration of a Permitted Acquisition or a series of Permitted Acquisitions over a period of twelve (12) months is at least $75,000,000. If so elected, (1) the maximum Consolidated Total Net Leverage Ratio during the Covenant Holiday shall be 4.00 to 1.00, which such increase shall be applicable (A) with respect to a Permitted Acquisition that is not a Limited Condition Acquisition, for the fiscal quarter in which such Permitted Acquisition is consummated and the three (3) consecutive quarterly test periods thereafter or (B) with respect to a Permitted Acquisition that is a Limited Condition Acquisition, for purposes of determining compliance on a Pro Forma Basis with this Section 9.15(a) on the LCA Test Date, for the fiscal quarter in which such Permitted Acquisition is consummated and for the three (3) consecutive quarterly test periods after which such Permitted Acquisition is consummated; provided that the maximum Consolidated Total Net Leverage Ratio shall be increased to 4.25 to 1.00 during any Covenant Holiday where the US Borrower and its Subsidiaries have outstanding unsecured Consolidated Total Indebtedness in an aggregate principal amount of $150,000,000 or more, (2) the period of each Covenant Holiday shall last no longer than four fiscal quarters and (3) there shall be no less than two fiscal quarters between Covenant Holidays. After the period of each Covenant Holiday, the maximum Consolidated Total Net Leverage Ratio shall be 3.75 to 1.00. (b) Consolidated Interest Coverage Ratio. As of the last day of any fiscal quarter commencing with the period ending September 30, 2019, permit the Consolidated Interest Coverage Ratio to be less than 3.50 to 1.00. SECTION 9.16 Disposal of Subsidiary Interests. Permit any Domestic Subsidiary to be a non- Wholly-Owned Subsidiary except as a result of or in connection with a dissolution, merger, amalgamation, consolidation or disposition permitted by Section 9.4 or 9.5. SECTION 9.17 Canadian Defined Benefit Plans. Establish, participate in, contribute to or be required to contribute to a Canadian Defined Benefit Plan except as a result of a Permitted Acquisition. ARTICLE X DEFAULT AND REMEDIES SECTION 10.1 Events of Default. Each of the following shall constitute an Event of Default: (a) Default in Payment of Principal of Loans and Reimbursement Obligations. Any Borrower shall default in any payment of principal of any Loan or Reimbursement Obligation when and as due (whether at maturity, by reason of acceleration or otherwise). (b) Other Payment Default. Any Borrower shall default in the payment when and as due (whether at maturity, by reason of acceleration or otherwise) of interest on any Loan or Reimbursement

105 152003688_8 Obligation or the payment of any other Obligation, and such default shall continue for a period of three (3) Business Days. (c) Misrepresentation. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Credit Party or any Material Foreign Subsidiary in this Agreement, in any other Loan Document, or in any document delivered in connection herewith or therewith that is subject to materiality or Material Adverse Effect qualifications, shall be incorrect or misleading in any respect when made or deemed made or any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Credit Party or any Subsidiary thereof in this Agreement, in any other Loan Document, or in any document delivered in connection herewith or therewith that is not subject to materiality or Material Adverse Effect qualifications, shall be incorrect or misleading in any material respect when made or deemed made. (d) Default in Performance of Certain Covenants. Any Credit Party or any Subsidiary thereof shall default in the performance or observance of any covenant or agreement contained in Sections 8.1, 8.2(a), 8.3(a), 8.4, 8.13, 8.14, 8.16, 8.18, 8.19 or Article IX. (e) Default in Performance of Other Covenants and Conditions. Any Credit Party or any Material Foreign Subsidiary shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for in this Section) or any other Loan Document and such default shall continue for a period of thirty (30) days after the earlier of (i) the Administrative Agent’s delivery of written notice thereof to the US Borrower and (ii) a Responsible Officer of any Credit Party having obtained Knowledge thereof. (f) Indebtedness Cross-Default. Any Credit Party or any Material Foreign Subsidiary thereof shall (i) default in the payment of any Indebtedness (other than the Loans or any Reimbursement Obligation) the aggregate outstanding amount of which Indebtedness is in excess of the Threshold Amount beyond the period of grace if any, provided in the instrument or agreement under which such Indebtedness was created, or (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness (other than the Loans or any Reimbursement Obligation) the aggregate outstanding amount, or with respect to any Hedge Agreement, the Hedge Termination Value, of which is in excess of the Threshold Amount or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice and/or lapse of time, if required, any such Indebtedness to become due prior to its stated maturity (any applicable grace period having expired). (g) Reserved. (h) Change in Control. Any Change in Control shall occur. (i) Voluntary Bankruptcy Proceeding. Any Credit Party or any Material Foreign Subsidiary shall (i) commence a voluntary case under any Debtor Relief Laws, (ii) file a petition seeking to take advantage of any Debtor Relief Laws, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under any Debtor Relief Laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or (vii) take any corporate action for the purpose of authorizing any of the foregoing.

106 152003688_8 (j) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against any Credit Party or any Material Foreign Subsidiary in any court of competent jurisdiction seeking (i) relief under any Debtor Relief Laws, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for any Credit Party or any Material Foreign Subsidiary or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue without dismissal or stay for a period of sixty (60) consecutive days, or an order granting the relief requested in such case or proceeding under such Debtor Relief Laws shall be entered. (k) Failure of Agreements. Any provision of this Agreement or any provision of any other Loan Document shall for any reason cease to be valid and binding on any Credit Party or any Material Foreign Subsidiary party thereto or any such Person shall so state in writing, or any Loan Document shall for any reason cease to create a valid and perfected first priority Lien (subject to Permitted Liens) on, or security interest in, any of the Collateral purported to be covered thereby, in each case other than in accordance with the express terms hereof or thereof. (l) Termination Events. A Termination Event shall have occurred that, when taken together with all other Termination Events that have occurred, could reasonably be expected to result in a Material Adverse Effect. (m) Judgment. A final, nonappealable judgment or order for the payment of money which could reasonably be expected to have a Material Adverse Effect shall be entered against any Credit Party or any Subsidiary thereof by any court and such judgment or order shall continue without having been discharged, vacated or stayed for a period of sixty (60) consecutive days after the entry thereof. SECTION 10.2 Remedies. Upon the occurrence and during the continuance of an Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the US Borrower: (a) Acceleration; Termination of Credit Facility. Terminate the Revolving Credit Commitment and declare the principal of and interest on the Loans and the Reimbursement Obligations at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents (including, without limitation, all L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented or shall be entitled to present the documents required thereunder) and all other Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Credit Party, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Credit Facility and any right of the US Borrower to request borrowings or Letters of Credit thereunder; provided, that upon the occurrence of an Event of Default specified in Section 10.1(i) or (j), the Credit Facility shall be automatically terminated and all Obligations shall automatically become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Credit Party, anything in this Agreement or in any other Loan Document to the contrary notwithstanding. (b) Letters of Credit. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, demand that the US Borrower deposit in a Cash Collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such Cash Collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay the other Secured Obligations in accordance with Section 10.3. After all such Letters of Credit shall have expired or been fully drawn upon, the

107 152003688_8 Reimbursement Obligation shall have been satisfied and all other Secured Obligations shall have been paid in full, the balance, if any, in such Cash Collateral account shall be returned to the US Borrower. (c) General Remedies. Exercise on behalf of the Secured Parties all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Secured Obligations. SECTION 10.3 Rights and Remedies Cumulative; Non-Waiver; etc. (a) The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Loan Documents or that may now or hereafter exist at law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between any Borrower, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default. (b) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Credit Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 10.2 for the benefit of all the Lenders and the Issuing Lenders; provided that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Issuing Lender or the Swingline Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as an Issuing Lender or Swingline Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 12.4 (subject to the terms of Section 5.6), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Credit Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 10.2 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 5.6, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. SECTION 10.4 Crediting of Payments and Proceeds. (a) In the event that the Obligations have been accelerated pursuant to Section 10.2 or the Administrative Agent or any Lender has exercised any remedy set forth in this Agreement or any other Loan Document, all payments received other than from a Non-US Borrower on account of the Secured Obligations and all net proceeds of or constituting US Collateral, from the enforcement of the Secured Obligations shall be applied by the Administrative Agent as follows: First, to payment of that portion of the US Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such, the Issuing Lenders in their capacity as such and the Swingline Lender in its capacity as such, ratably among

108 152003688_8 the Administrative Agent, the Issuing Lenders and Swingline Lender in proportion to the respective amounts described in this clause First payable to them; Second, to payment of that portion of the US Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders under the Loan Documents, including attorney fees, ratably among the Lenders in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the US Obligations constituting accrued and unpaid interest on the Loans and Reimbursement Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the US Obligations constituting unpaid principal of the Loans, Reimbursement Obligations and payment obligations then owing under Secured Hedge Agreements and Secured Cash Management Agreements, ratably among the Lenders, the Issuing Lenders, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth payable to them; Fifth, to the Administrative Agent for the account of the Issuing Lenders, to Cash Collateralize any L/C Obligations constituting US Obligations then outstanding; Sixth, to the payment of the Non-US Obligations in the order set forth in clause (b) below; and Last, the balance, if any, after all of the Secured Obligations have been paid in full in cash, to the US Borrower or as otherwise required by Applicable Law. Notwithstanding the foregoing, Secured Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Cash Management Bank or Hedge Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article XI for itself and its Affiliates as if a “Lender” party hereto. (b) In the event that the Obligations have been accelerated pursuant to Section 10.2 or the Administrative Agent or any Lender has exercised any remedy set forth in this Agreement or any other Loan Document, all payments received from a Non-US Borrower and all net proceeds of or constituting Non-US Collateral, from the enforcement of the Non-US Obligations shall be applied by the Administrative Agent as follows: First, to payment of that portion of the Non-US Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Non-US Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders under the Loan Documents, including attorney fees, ratably among the Lenders in proportion to the respective amounts described in this clause Second payable to them;

109 152003688_8 Third, to payment of that portion of the Non-US Obligations constituting accrued and unpaid interest on the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Non-US Obligations constituting unpaid principal of the Loans and payment obligations then owing under Secured Hedge Agreements and Secured Cash Management Agreements, ratably among the Lenders, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth payable to them; and Last, the balance, if any, after all of the Non-US Obligations have been paid in full in cash, to the Non US Borrowers or as otherwise required by Applicable Law. Notwithstanding the foregoing, Non-US Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Cash Management Bank or Hedge Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article XI for itself and its Affiliates as if a “Lender” party hereto. (c) Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents: (i) each Non-US Borrower shall be severally and not jointly liable, for that portion of the Secured Obligations evidenced by any Loan or other Extension of Credit made to, or for the benefit of, such Non-US Borrower; and (ii) the US Borrower shall be liable for all of the Secured Obligations evidenced by any Loan or other Extension of Credit made to, or for the benefit of any Non-US Borrower, and all such Secured Obligations shall be guaranteed by the Subsidiary Guarantors. SECTION 10.5 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Credit Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the US Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuing Lenders and the Administrative Agent under Sections 3.3, 5.3 and 12.3) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each Issuing Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative

110 152003688_8 Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 3.3, 5.3 and 12.3. SECTION 10.6 Credit Bidding. (a) The Administrative Agent, on behalf of itself and the Secured Parties, shall have the right to credit bid and purchase for the benefit of the Administrative Agent and the Secured Parties all or any portion of Collateral at any sale thereof conducted by the Administrative Agent under the provisions of the UCC, including pursuant to Sections 9-610 or 9-620 of the UCC, at any sale thereof conducted under the provisions of the United States Bankruptcy Code, including Section 363 thereof, or a sale under a plan of reorganization, or at any other sale or foreclosure conducted by the Administrative Agent (whether by judicial action or otherwise) in accordance with Applicable Law. Such credit bid or purchase may be completed through one or more acquisition vehicles formed by the Administrative Agent to make such credit bid or purchase and, in connection therewith, the Administrative Agent is authorized, on behalf of itself and the other Secured Parties, to adopt documents providing for the governance of the acquisition vehicle or vehicles, and assign the applicable Secured Obligations to any such acquisition vehicle in exchange for Capital Stock and/or debt issued by the applicable acquisition vehicle (which shall be deemed to be held for the ratable account of the applicable Secured Parties on the basis of the Secured Obligations so assigned by each Secured Party). (b) Each Lender hereby agrees, on behalf of itself and each of its Affiliates that is a Secured Party, that, except as otherwise provided in any Loan Document or with the written consent of the Administrative Agent and the Required Lenders, it will not take any enforcement action, accelerate obligations under any of the Loan Documents, or exercise any right that it might otherwise have under Applicable Law to credit bid at foreclosure sales, UCC sales or other similar dispositions of Collateral. ARTICLE XI THE ADMINISTRATIVE AGENT SECTION 11.1 Appointment and Authority. (a) Each of the Lenders and each Issuing Lender hereby irrevocably appoints Wells Fargo to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Lenders, and neither the US Borrower nor any Subsidiary thereof shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead, such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. (b) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacity as a potential Hedge Bank or Cash Management Bank) and the Issuing Lenders hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and such Issuing Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Credit Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto (including, without limitation, to enter into additional Loan Documents or supplements to existing Loan Documents on behalf of the Secured Parties). In this connection, the Administrative Agent, as “collateral agent” and

111 152003688_8 any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to this Article XI for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of Articles XI and XII (including Section 12.3, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. SECTION 11.2 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the US Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. SECTION 11.3 Exculpatory Provisions. (a) The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder and thereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (iii) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the US Borrower or any of its Subsidiaries or Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. (b) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 12.2 and Section 10.2) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given to the Administrative Agent by the US Borrower, a Lender or an Issuing Lender.

112 152003688_8 (c) The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith (including, without limitation, any report provided to it by an Issuing Lender pursuant to Section 3.9), (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article VI or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or (vi) the utilization of any Issuing Lender’s L/C Commitment (it being understood and agreed that each Issuing Lender shall monitor compliance with its own L/C Commitment without any further action by the Administrative Agent). SECTION 11.4 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender or such Issuing Lender unless the Administrative Agent shall have received notice to the contrary from such Lender or such Issuing Lender prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. SECTION 11.5 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Credit Facility as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub- agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. SECTION 11.6 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Lenders and the US Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the US Borrower and subject to the consent of the US Borrower (provided no Event of Default has occurred and is continuing at the time of such resignation) to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation

113 152003688_8 Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the Issuing Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by Applicable Law, by notice in writing to the US Borrower and such Person, remove such Person as Administrative Agent and, in consultation with the US Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable), (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the Issuing Lenders under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each Issuing Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 12.3 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent. (d) Any resignation by, or removal of, Wells Fargo as Administrative Agent pursuant to this Section shall also constitute its resignation as an Issuing Lender and Swingline Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Lender, if in its sole discretion it elects to, and Swingline Lender, (b) the retiring Issuing Lender and Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor Issuing Lender, if in its sole discretion it elects to, shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Issuing Lender to effectively assume the obligations of the retiring Issuing Lender with respect to such Letters of Credit. SECTION 11.7 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and each Issuing Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and each Issuing Lender also acknowledges that it will, independently and without reliance upon

114 152003688_8 the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. SECTION 11.8 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the syndication agents, documentation agents, co-agents, arrangers or bookrunners listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or an Issuing Lender hereunder. SECTION 11.9 Collateral and Guaranty Matters. (a) Each of the Lenders (including in its or any of its Affiliate’s capacities as a potential Hedge Bank or Cash Management Bank) irrevocably authorize the Administrative Agent, at its option and in its discretion: (i) to release any Lien on any Collateral granted to or held by the Administrative Agent, for the ratable benefit of the Secured Parties, under any Loan Document (A) upon the termination of the Revolving Credit Commitment and payment in full of all Secured Obligations (other than (1) contingent indemnification obligations and (2) obligations and liabilities under Secured Cash Management Agreements or Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank or Hedge Bank shall have been made) and the expiration or termination of all Letters of Credit (other than Letters of Credit which have been Cash Collateralized or as to which other arrangements satisfactory to the Administrative Agent and the applicable Issuing Lender shall have been made), (B) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition to a Person other than a Credit Party permitted under the Loan Documents, or (C) if approved, authorized or ratified in writing in accordance with Section 12.2; (ii) to subordinate any Lien on any Collateral granted to or held by the Administrative Agent under any Loan Document to the holder of any Permitted Lien; and (iii) to release any Subsidiary Guarantor from its obligations under any Loan Documents if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty Agreement pursuant to this Section 11.9. In each case as specified in this Section 11.9, the Administrative Agent will, at the US Borrower’s expense, execute and deliver to the applicable Credit Party such documents as such Credit Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Security Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Subsidiary Guaranty Agreement, in each case in accordance with the terms of the Loan Documents and this Section 11.9. In the case of any such sale, transfer or disposal of any property constituting Collateral in a transaction constituting an Asset Disposition permitted pursuant to Section 9.5 to a Person other than a Credit Party, the Liens created by any of the Security Documents on such property shall be automatically released without need for further action by any person.

115 152003688_8 (b) The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Credit Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. SECTION 11.10 Secured Hedge Agreements and Secured Cash Management Agreements. No Cash Management Bank or Hedge Bank that obtains the benefits of Section 10.4 or any Collateral by virtue of the provisions hereof or of any Security Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article XI to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Cash Management Agreements and Secured Hedge Agreements unless the Administrative Agent has received written notice of such Secured Cash Management Agreements and Secured Hedge Agreements, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. SECTION 11.11 Erroneous Payments. (a) Each Lender, each Issuing Lender, each other Secured Party and any other party hereto hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or Issuing Lender or any other Secured Party (or the Lender Affiliate of a Secured Party) or any other Person that has received funds from the Administrative Agent or any of its Affiliates, either for its own account or on behalf of a Lender, Issuing Lender or other Secured Party (each such recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 11.11(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (b) Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify the Administrative Agent in writing of such occurrence.

116 152003688_8 (c) In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in Same Day Funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent at the Overnight Rate. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) to the Administrative Agent or, at the option of the Administrative Agent, the Administrative Agent’s applicable lending affiliate in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the Administrative Agent or its applicable lending affiliate as the assignee of such Erroneous Payment Deficiency Assignment. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 12.9 and (3) the Administrative Agent may reflect such assignments in the Register without further consent or action by any other Person. (e) Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent (1) shall be subrogated to all the rights of such Payment Recipient with respect to such amount and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under this Section 11.11 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrower or any other Credit Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Credit Party for the purpose of making a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Credit Party for the purpose of making a payment on the Obligations.

117 152003688_8 (f) Each party’s obligations under this Section 11.11 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. (g) Nothing in this Section 11.11 will constitute a waiver or release of any claim of the Administrative Agent hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment. ARTICLE XII MISCELLANEOUS SECTION 12.1 Notices. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows: If to the Borrowers (to US Borrower at): Federal Signal Corporation 1415 West 22nd Street Suite 1100 Oak Brook, IL 60523 Attention of: Ivo Boev Telephone No.: (630) 954-2052 Facsimile No.: (630) 954-3961 E-mail: IVBoev@federalsignal.com With copies to: Attention of: Daniel A. DuPre Telephone No.: (630) 954-2012 Facsimile No.: (630) 954-3961 E-mail: ddupre@federalsignal.com With copies to: Thompson Coburn LLP One US Bank Plaza St. Louis, MO 63101 Attention of: Ruthanne C. Hammett Telephone No.: (314) 552-6155 Facsimile: No.: (314) 552-7155 E-mail: rhammett@thompsoncoburn.com

118 152003688_8 If to Wells Fargo as Administrative Agent: Wells Fargo Bank, National Association MAC D1109-019 1525 West W.T. Harris Blvd. Charlotte, NC 28262 Attention of: Syndication Agency Services Telephone No.: (704) 590-2706 Facsimile No.: (844) 879-5899 With copy to: Wells Fargo Bank, National Association 10 South Wacker Drive 16th Floor Chicago, IL 60606 Attention of: Brett Rausch Telephone No.: (312) 630-2311 Facsimile No.: (312) 845-4222 E-mail: brett.rausch@wellsfargo.com If to any Lender: To the address set forth on the Register Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b). (b) Electronic Communications. Notices and other communications to the Lenders and the Issuing Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or any Issuing Lender pursuant to Article II or III if such Lender or such Issuing Lender, as applicable, has notified the Administrative Agent that is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the US Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or other communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

119 152003688_8 (c) Administrative Agent’s Offices. The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the US Borrower and Lenders, as the Administrative Agent’s Office referred to herein, to which payments due are to be made and at which Loans will be disbursed and Letters of Credit requested. (d) Change of Address, Etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. (e) Platform. (i) Each Credit Party agrees that the Administrative Agent may, but shall not be obligated to, make the Borrower Materials available to the Issuing Lenders and the other Lenders by posting the Borrower Materials on the Platform. (ii) The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the accuracy or completeness of the Borrower Materials or the adequacy of the Platform, and expressly disclaim liability for errors or omissions in the Borrower Materials. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Borrower Materials or the Platform. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Credit Party, any Lender or any other Person or entity for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Credit Party’s or the Administrative Agent’s transmission of communications through the Internet (including, without limitation, the Platform), except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided that in no event shall any Agent Party have any liability to any Credit Party, any Lender, the Issuing Lender or any other Person for indirect, special, incidental, consequential or punitive damages, losses or expenses (as opposed to actual damages, losses or expenses). SECTION 12.2 Amendments, Waivers and Consents. Except as set forth below or as specifically provided in any Loan Document, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Borrowers; provided, that no amendment, waiver or consent shall: (a) increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 10.2) or the amount of Loans of any Lender, in any case, without the written consent of such Lender; (b) waive, extend or postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby;

120 152003688_8 (c) reduce the principal of, or the rate of interest specified herein on, any Loan or Reimbursement Obligation, or (subject to clause (iv) of the proviso set forth in the paragraph below) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby; provided that only the consent of the Required Lenders shall be necessary (i) to waive any obligation of the Borrowers to pay interest at the Default Rate during the continuance of an Event of Default or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Obligation or to reduce any fee payable hereunder; (d) change Section 5.6, Section 10.4 or Section 11.9 in any manner without the written consent of each Lender directly and adversely affected thereby; (e) except as otherwise permitted by this Section 12.2 change any provision of this Section or reduce the percentages specified in the definitions of “Required Lenders,” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender directly and adversely affected thereby; (f) consent to the assignment or transfer by any Credit Party of such Credit Party’s rights and obligations under any Loan Document to which it is a party (except as permitted pursuant to Section 9.4), in each case, without the written consent of each Lender; or (g) release (i) all of the Subsidiary Guarantors or (ii) Subsidiary Guarantors comprising substantially all of the credit support for the Secured Obligations, in any case, from any Guaranty Agreement (other than as authorized in Section 11.9), without the written consent of each Lender; (h) release all or substantially all of the Collateral or release any Security Document which would have the effect of releasing all or substantially all of the Collateral (other than as authorized in Section 11.9 or as otherwise specifically permitted or contemplated in this Agreement or the applicable Security Document) without the written consent of each Lender; (i) amend the definition of “Alternative Currency” without written consent of each Lender provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by each affected Issuing Lender in addition to the Lenders required above, affect the rights or duties of such Issuing Lender under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Lender in addition to the Lenders required above, affect the rights or duties of the Swingline Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document or modify Section 12.27 hereof; (iv) each Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto, (v) each Letter of Credit Application may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto; provided that a copy of such amended Letter of Credit Application shall be promptly delivered to the Administrative Agent upon such amendment or waiver, (vi) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of Lenders holding Loans or Commitments of a particular Class (but not the Lenders holding Loans or Commitments of any other Class) may be effected by an agreement or agreements in writing entered into by the Borrowers and the requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time, (vii) the Administrative Agent and the Borrowers shall be

121 152003688_8 permitted to amend any provision of the Loan Documents (and such amendment shall become effective without any further action or consent of any other party to any Loan Document) if the Administrative Agent and the Borrowers shall have jointly identified an obvious error or any error ambiguity, defect or inconsistency or omission of a technical or immaterial nature in any such provision and (viii) the Administrative Agent and the US Borrower may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to implement any Benchmark Replacement or any Benchmark Replacement Conforming Changes or otherwise effectuate the terms of Section 5.8(c) in accordance with the terms of Section 5.8(c). Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (A) the Revolving Credit Commitment of such Lender may not be increased or extended without the consent of such Lender and (B) any amendment, waiver, or consent hereunder which requires the consent of all Lenders or each affected Lender that by its terms disproportionately and adversely affects any such Defaulting Lender relative to other affected Lenders shall require the consent of such Defaulting Lender. Notwithstanding anything in this Agreement to the contrary, each Lender hereby irrevocably authorizes the Administrative Agent on its behalf, and without further consent of any Lender (but with the consent of the US Borrower and the Administrative Agent), to (x) amend and restate this Agreement if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated, such Lender shall have no other commitment or other obligation hereunder and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement and the other Loan Documents and (y) enter into amendments or modifications to this Agreement (including, without limitation, amendments to this Section 12.2) or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to effectuate the terms of Section 5.13 (including, without limitation, as applicable, (1) to permit the Incremental Term Loans and the Incremental Revolving Credit Increases to share ratably in the benefits of this Agreement and the other Loan Documents, (2) to include the Incremental Term Loan Commitments and the Incremental Revolving Credit Increase, as applicable, or outstanding Incremental Term Loans and outstanding Incremental Revolving Credit Increase, as applicable, in any determination of (i) Required Lenders or (ii) similar required lender terms applicable thereto); provided that no amendment or modification shall result in any increase in the amount of any Lender’s Commitment or any increase in any Lender’s Commitment Percentage, in each case, without the written consent of such affected Lender and (3) to enter into amendments or modifications to this Agreement to effectuate the provisions of Sections 5.16 or 1.12 including, without limitations, any provisions under Applicable Law or Governmental Authority relating to Loans to Non-US Borrowers in Alternative Currencies hereunder. SECTION 12.3 Expenses; Indemnity. (a) Costs and Expenses. The US Borrower and any other Credit Party, jointly and severally, shall pay (i) all reasonable and documented out of pocket expenses incurred by the Administrative Agent and its Affiliates and JPMC (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and JPMC), in connection with the syndication of the Credit Facility, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out of pocket expenses incurred by any Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) after a Default or Event of Default, all out of pocket expenses incurred by the Administrative Agent, any Lender or any Issuing Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent, any

122 152003688_8 Lender or any Issuing Lender), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. The term “out of pocket expenses” shall not include expenses, costs or fees of any attorneys, paralegals, accountants and/or consultants who are employees of the Administrative Agent, any Lender, the Issuing Lender or any of their respective direct or indirect parent corporations, subsidiaries or affiliates. (b) Indemnification by the Borrowers. Each Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and each Issuing Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, and shall pay or reimburse any such Indemnitee for, any and all losses, claims (including, without limitation, any Environmental Claims), penalties, damages, liabilities and related expenses (including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including such Borrower or any other Credit Party), other than such Indemnitee and its Related Parties, arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby (including, without limitation, the Transactions), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Credit Party or any Subsidiary thereof, or any Environmental Claim related in any way to any Credit Party or any Subsidiary, (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Credit Party or any Subsidiary thereof, and regardless of whether any Indemnitee is a party thereto, or (v) any claim (including, without limitation, any Environmental Claims), investigation, litigation or other proceeding (whether or not the Administrative Agent or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with the Loans, this Agreement, any other Loan Document, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby, including without limitation, reasonable attorneys and consultant’s fees, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or any of its Related Parties, (y) result from a claim brought by any Credit Party or any Subsidiary thereof against an Indemnitee or any of its Related Parties for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Credit Party or such Subsidiary has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) arise out of (i) disputes solely between or among the Lenders, (ii) disputes solely between or among the Lenders and their respective Affiliates or Related Parties (it being understood and agreed that the foregoing indemnification shall extend to the Administrative Agent and the Arrangers (but not in their capacities as a Lender) relative to disputes between or among the Administrative Agent and/or the Arrangers, on the one hand, and one or more Lenders, or one or more of their Affiliates or Related Parties, on the other hand). This Section 12.3(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that any Borrower for any reason fails to indefeasibly pay any amount required under clause (a) or (b) of this Section to be paid by it to the

123 152003688_8 Administrative Agent (or any sub-agent thereof), any Issuing Lender, the Swingline Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such Issuing Lender, the Swingline Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time, or if the Total Credit Exposure has been reduced to zero, then based on such Lender’s share of the Total Credit Exposure immediately prior to such reduction) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that with respect to such unpaid amounts owed to any Issuing Lender or the Swingline Lender solely in its capacity as such, only the Revolving Credit Lenders shall be required to pay such unpaid amounts, such payment to be made severally among them based on such Revolving Credit Lenders’ Revolving Credit Commitment Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought or, if the Revolving Credit Commitment has been reduced to zero as of such time, determined immediately prior to such reduction); provided, further, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), such Issuing Lender or the Swingline Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), such Issuing Lender or the Swingline Lender in connection with such capacity. The obligations of the Lenders under this clause (c) are subject to the provisions of Section 5.7. (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by Applicable Law, each Borrower and each other Credit Party shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in clause (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. (e) Payments. All amounts due under this Section shall be payable promptly after demand therefor. (f) Survival. Each party’s obligations under this Section shall survive the termination of the Loan Documents and payment of the obligations hereunder. SECTION 12.4 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, each Issuing Lender, the Swingline Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such Issuing Lender, the Swingline Lender or any such Affiliate to or for the credit or the account of any Borrower or any other Credit Party against any and all of the obligations of such Borrower or such Credit Party now or hereafter existing under this Agreement or any other Loan Document to such Lender, such Issuing Lender or the Swingline Lender or any of their respective Affiliates, irrespective of whether or not such Lender, such Issuing Lender, the Swingline Lender or any such Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Borrower or such Credit Party may be contingent or unmatured or are owed to a branch or office of such Lender, such Issuing Lender, the Swingline Lender or such Affiliate different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall

124 152003688_8 exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 10.4 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Lenders, the Swingline Lender and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, each Issuing Lender, the Swingline Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such Issuing Lender, the Swingline Lender or their respective Affiliates may have. Each Lender, such Issuing Lender and the Swingline Lender agree to notify the US Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. SECTION 12.5 Governing Law; Jurisdiction, Etc. (a) Governing Law. This Agreement and the other Loan Documents and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of Illinois. (b) Submission to Jurisdiction. Each of the parties hereto irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, arising out of or in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of Illinois sitting in Cook County, and of the United States District Court of the Northern District of Illinois, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such Illinois State court or, to the fullest extent permitted by Applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. (c) Waiver of Venue. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 12.1. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law. SECTION 12.6 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

125 152003688_8 EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND CONSENT AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 12.7 Reversal of Payments. To the extent any Credit Party makes a payment or payments to the Administrative Agent for the ratable benefit of the Lenders or the Administrative Agent receives any payment or proceeds of the Collateral which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any Debtor Relief Law, other Applicable Law or equitable cause, then, to the extent of such payment or proceeds repaid, the Secured Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent. SECTION 12.8 Injunctive Relief. Each Borrower recognizes that, in the event such Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, each Borrower agrees that the Lenders, at the Lenders’ option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. SECTION 12.9 Successors and Assigns; Participations. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither any Borrower nor any other Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and the Loans at the time owing to it); provided that, in each case with respect to any Credit Facility, any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Loans at the time owing to it (in each case with respect to any Credit Facility) or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a

126 152003688_8 Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Credit Facility, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the US Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided that the US Borrower shall be deemed to have given its consent five (5) Business Days after the date written notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by the US Borrower prior to such fifth (5th) Business Day; (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned; (iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition: (A) the consent of the US Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment, (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund or (z) the assignment is made in connection with the primary syndication of the Credit Facility and during the period commencing on the Closing Date and ending on the date that is ninety (90) days following the Closing Date; provided, that the US Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; and provided, further, that the US Borrower’s consent shall not be required during the primary syndication of the Credit Facility; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of the Revolving Credit Facility if such assignment is to a Person that is not a Lender with a Revolving Credit Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and (C) the consents of the Issuing Lenders and the Swingline Lender (such consents not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the Revolving Credit Facility. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 for each assignment; provided that (A) only one such fee will be payable in connection with simultaneous assignments to two or more related Approved Funds by a

127 152003688_8 Lender and (B) the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made to (A) the US Borrower or any of its Subsidiaries or Affiliates, (B) any direct competitor of the US Borrower or any of its Subsidiaries or (C) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (C). (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the US Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested, but not funded by, the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the Issuing Lenders, the Swingline Lender and each other Lender hereunder (and interest accrued thereon), and (B) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Revolving Credit Commitment Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 5.8, 5.9, 5.10, 5.11 and 12.3 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section (other than a purported assignment to a natural Person or the US Borrower or any of the US Borrower’s Subsidiaries or Affiliates or a direct competitor of the US Borrower or its Subsidiaries, which shall be null and void.)

128 152003688_8 (c) Register. The Administrative Agent, acting solely for this purpose as a non- fiduciary agent of the Borrowers, shall maintain at one of its offices in Charlotte, North Carolina, a copy of each Assignment and Assumption and each Lender Joinder Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amounts of (and stated interest on) the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the US Borrower and any Lender (but only to the extent of entries in the Register that are applicable to such Lender), at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the US Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, or any Borrower or any of such Borrower’s Subsidiaries or Affiliates) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) such Borrower, the Administrative Agent, the Issuing Lender, the Swingline Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 12.3(c) with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 12.2(b), (c), (d) or (e) that directly and adversely affects such Participant. Each Borrower agrees that each Participant shall be entitled to the benefits of Sections 5.9, 5.10 and 5.11 (subject to the requirements and limitations therein, including the requirements under Section 5.11(g) (it being understood that the documentation required under Section 5.11(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 5.12 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 5.10 or 5.11, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the US Borrower’s request and expense, to use reasonable efforts to cooperate with the US Borrower to effectuate the provisions of Section 5.12(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.4 as though it were a Lender; provided that such Participant agrees to be subject to Section 5.6 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non- fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts of (and stated interest on) each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other

129 152003688_8 obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Cashless Settlement. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the US Borrower, the Administrative Agent and such Lender. SECTION 12.10 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Lenders and the Issuing Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Related Parties in connection with the Credit Facility, this Agreement, the transactions contemplated hereby or in connection with marketing of services by such Affiliate or Related Party to the Borrowers or any of their Subsidiaries (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by, or required to be disclosed to, any regulatory or similar authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by Applicable Laws or regulations or in any legal, judicial, administrative or other compulsory process, (d) to any other party hereto, (e) in connection with the exercise of any remedies under this Agreement, under any other Loan Document or under any Secured Hedge Agreement or Secured Cash Management Agreement, or any action or proceeding relating to this Agreement, any other Loan Document or any Secured Hedge Agreement or Secured Cash Management Agreement, or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement, (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrowers and their obligations, this Agreement or payments hereunder, (iii) to an investor or prospective investor in an Approved Fund that also agrees that Information shall be used solely for the purpose of evaluating an investment in such Approved Fund, (iv) to a trustee, collateral manager, servicer, backup servicer, noteholder or secured party in an Approved Fund in connection with the administration, servicing and reporting on the assets serving as collateral for an Approved Fund, or (v) to a nationally recognized rating agency that requires access to information regarding any Borrower and its Subsidiaries, the Loans and the Loan Documents in connection with ratings issued with respect to an Approved Fund, (g) on a confidential basis to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Credit Facility, (h) with the consent of the US Borrower, (i) with respect to deal terms and other information customarily reported to Thomson Reuters, other bank market data collectors and similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of the Loan Documents, (j) to the extent such Information (i) becomes

130 152003688_8 publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender, any Issuing Lender or any of their respective Affiliates from a third party that is not, to such Person’s knowledge, subject to confidentiality obligations to any Borrower, (k) to governmental regulatory authorities in connection with any regulatory examination of the Administrative Agent or any Lender or in accordance with the Administrative Agent’s or any Lender’s regulatory compliance policy if the Administrative Agent or such Lender deems necessary for the mitigation of claims by those authorities against the Administrative Agent or such Lender or any of its subsidiaries or affiliates, (l) to the extent that such information is independently developed by such Person, or (m) for purposes of establishing a “due diligence” defense. For purposes of this Section, “Information” means all information received from any Credit Party or any Subsidiary thereof relating to any Credit Party or any Subsidiary thereof or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any Issuing Lender on a nonconfidential basis prior to disclosure by any Credit Party or any Subsidiary thereof; provided that, in the case of information received from a Credit Party or any Subsidiary thereof after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. SECTION 12.11 Performance of Duties. Each of the Credit Party’s obligations under this Agreement and each of the other Loan Documents shall be performed by such Credit Party at its sole cost and expense. SECTION 12.12 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied, any of the Commitments remain in effect or the Credit Facility has not been terminated. SECTION 12.13 Survival. (a) All representations and warranties set forth in Article VII and all representations and warranties contained in any certificate, or any of the Loan Documents (including, but not limited to, any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date (except those that are expressly made as of a specific date), shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder. (b) Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of this Article XII and any other provision of this Agreement and the other Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before. SECTION 12.14 Titles and Captions. Titles and captions of Articles, Sections and subsections in, and the table of contents of, this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

131 152003688_8 SECTION 12.15 Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction. In the event that any provision is held to be so prohibited or unenforceable in any jurisdiction, the Administrative Agent, the Lenders and the US Borrower shall negotiate in good faith to amend such provision to preserve the original intent thereof in such jurisdiction (subject to the approval of the Required Lenders). SECTION 12.16 Counterparts; Integration; Effectiveness; Electronic Execution. (a) Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, the Issuing Lender, the Swingline Lender and/or the Arrangers, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 6.1, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. (b) Electronic Execution. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Agreement, any other Loan Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Agreement or any other Loan Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the

132 152003688_8 Administrative Agent, the Lenders and any of the Credit Parties, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (B) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto. SECTION 12.17 Term of Agreement. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations (other than contingent indemnification obligations not then due) arising hereunder or under any other Loan Document shall have been paid and satisfied in full in cash, all Letters of Credit have been terminated or expired (or been Cash Collateralized) or otherwise satisfied in a manner acceptable to the Issuing Lender) and the Revolving Credit Commitment has been terminated. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination or in respect of any provision of this Agreement which survives such termination. SECTION 12.18 USA PATRIOT Act; Anti-Money Laundering Laws. The Administrative Agent and each Lender hereby notifies the Borrowers that pursuant to the requirements of the PATRIOT Act or any other Anti-Money Laundering Laws, each of them is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each Credit Party and other information that will allow such Lender to identify each Credit Party in accordance with the PATRIOT Act or such Anti-Money Laundering Laws. SECTION 12.19 Independent Effect of Covenants. Each Borrower expressly acknowledges and agrees that each covenant contained in Articles VIII or IX hereof shall be given independent effect. Accordingly, no Borrower shall engage in any transaction or other act otherwise permitted under any covenant contained in Articles VIII or IX, before or after giving effect to such transaction or act, such Borrower shall or would be in breach of any other covenant contained in Articles VIII or IX. SECTION 12.20 No Advisory or Fiduciary Responsibility. (a) In connection with all aspects of each transaction contemplated hereby, each Credit Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (i) the facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s- length commercial transaction between any Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, and such Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof), (ii) in connection with the process leading to such transaction, each of the Administrative Agent, the Arrangers and the Lenders is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for such Borrower or any of its Affiliates, stockholders, creditors or employees or any other Person, (iii) none of the Administrative Agent, the Arrangers or the Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of such Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any Arranger or Lender has advised or is currently advising such Borrower or any of its Affiliates on other matters) and none of the Administrative Agent, the Arrangers or the Lenders has any obligation to such Borrower or any of its Affiliates with respect to the financing transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents, (iv) the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, and may conflict with, those of such Borrower and its Affiliates, and none of the

133 152003688_8 Administrative Agent, the Arrangers or the Lenders has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship and (v) the Administrative Agent, the Arrangers and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Credit Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate. (b) Each Credit Party acknowledges and agrees that each Lender, the Arrangers and any Affiliate thereof may lend money to, invest in, and generally engage in any kind of business with, any of the Borrowers, any Affiliate thereof or any other person or entity that may do business with or own securities of any of the foregoing, all as if such Lender, Arranger or Affiliate thereof were not a Lender or Arranger or an Affiliate thereof (or an agent or any other person with any similar role under the Credit Facilities) and without any duty to account therefor to any other Lender, the Arrangers, the Borrowers or any Affiliate of the foregoing. Each Lender, the Arrangers and any Affiliate thereof may accept fees and other consideration from the Borrowers or any Affiliate thereof for services in connection with this Agreement, the Credit Facilities or otherwise without having to account for the same to any other Lender, the Arrangers, the Borrowers or any Affiliate of the foregoing. SECTION 12.21 Amendment and Restatement; No Novation. This Agreement constitutes an amendment and restatement of the Existing Credit Agreement, effective from and after the Closing Date. The execution and delivery of this Agreement shall not constitute a novation of any indebtedness or other obligations owing to the Lenders or the Administrative Agent under the Existing Credit Agreement based on facts or events occurring or existing prior to the execution and delivery of this Agreement. On the Closing Date, the credit facilities described in the Existing Credit Agreement, shall be amended, supplemented, modified and restated in their entirety by the facilities described herein, and all loans and other obligations of the Borrowers outstanding as of such date under the Existing Credit Agreement, shall be deemed to be loans and obligations outstanding under the corresponding facilities described herein, without any further action by any Person, except that the Administrative Agent shall make such transfers of funds as are necessary in order that the outstanding balance of such Loans, together with any Loans funded on the Closing Date, reflect the respective Revolving Credit Commitment of the Lenders hereunder. SECTION 12.22 Inconsistencies with Other Documents. In the event there is a conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall control; provided that any provision of the Security Documents which imposes additional burdens on any Borrower or any of its Subsidiaries or further restricts the rights of such Borrower or any of its Subsidiaries or gives the Administrative Agent or Lenders additional rights shall not be deemed to be in conflict or inconsistent with this Agreement and shall be given full force and effect. SECTION 12.23 Anti-Money Laundering Legislation. (a) Each Borrower acknowledges that, pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and other applicable anti-money laundering, anti- terrorist financing, government sanction and “know your client” laws, whether within Canada or elsewhere (collectively, including any guidelines or orders thereunder, “AML Legislation”), the Lenders and the Administrative Agent may be required to obtain, verify and record information regarding such Borrower, its directors, authorized signing officers, direct or indirect shareholders or other Persons in control of such Borrower, and the transactions contemplated hereby. Each Borrower shall promptly provide all such information, including supporting documentation and other evidence, as may be reasonably requested by any Lender or the Administrative Agent, or any prospective assignee or participant of a Lender or the Administrative Agent, in order to comply with any applicable AML Legislation, whether now or hereafter in existence.

134 152003688_8 (b) If the Administrative Agent has ascertained the identity of a Borrower or any authorized signatories of a Borrower for the purposes of applicable AML Legislation, then the Administrative Agent: (i) shall be deemed to have done so as an agent for each Lender, and this Agreement shall constitute a “written agreement” in such regard between each Lender and the Administrative Agent within the meaning of applicable AML Legislation; and (ii) shall provide to each Lender copies of all information obtained in such regard without any representation or warranty as to its accuracy or completeness. Notwithstanding the preceding sentence and except as may otherwise be agreed in writing, each of the Lenders agrees that the Administrative Agent has no obligation to ascertain the identity of any Borrower or any authorized signatories of such Borrower on behalf of any Lender, or to confirm the completeness or accuracy of any information it obtains from such Borrower or any such authorized signatory in doing so. SECTION 12.24 Maximum Amount. In no event shall the aggregate “interest” (as defined in Section 347 (the “Criminal Code Section”) of the Criminal Code (Canada)), payable by any Canadian Credit Party to any Lender under this Agreement or any other Loan Document exceed the effective annual rate of interest lawfully permitted under the Criminal Code Section on the “credit advanced” (as defined in such section) under this Agreement or any other Loan Document. Further, if any payment, collection or demand pursuant to this Agreement or any other Loan Document in respect of such “interest” is determined to be contrary to the provisions of the Criminal Code Section, such payment, collection, or demand shall be deemed to have been made by mutual mistake of the affected Lender, and any Canadian Credit Party and such “interest” shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the Criminal Code Section so as to result in a receipt by such Lender of interest at a rate not in contravention of the Criminal Code Section, such adjustment to be effected, to the extent necessary, as follows: (i) first, by reducing the amounts or rates of interest required to be paid to that Lender; and (ii) second, by reducing any fees, charges, expenses and other amounts required to be paid to the affected Lender that would constitute “interest”. Notwithstanding the foregoing, and after giving effect to all such adjustments, if any Lender shall have received an amount in excess of the maximum permitted by the Criminal Code Section, then any such Canadian Credit Party shall be entitled, by notice in writing to such affected Lender, to obtain reimbursement from such Lender in an amount equal to such excess. SECTION 12.25 Judgment Currency. If for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Credit Party in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the

135 152003688_8 Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from any Credit Party in the Agreement Currency, such Credit Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to such Credit Party (or to any other Person who may be entitled thereto under applicable law). SECTION 12.26 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers, by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. SECTION 12.27 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the US Borrower or any other Credit Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit or the Commitments; (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain

136 152003688_8 transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the US Borrower or any other Credit Party, that none of the Administrative Agent, any Arranger and their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). SECTION 12.28 Acknowledgement Regarding Any Support QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents

137 152003688_8 that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 12.28, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). [Signature pages omitted]

150558160_4 ANNEX B Amended Exhibits B, D and E to Credit Agreement [See attached]

Exhibit B Form of Notice of Borrowing [US Borrower] [Non-US Borrower] Reference is made to that certain Second Amended and Restated Credit Agreement dated as of July 30, 2019 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”) by and among the several financial institutions party thereto as Lenders, Wells Fargo Bank, National Association, a national banking association, as Administrative Agent (“Administrative Agent”), Federal Signal Corporation, a Delaware corporation, as a Borrower (“US Borrower”), FST Canada Inc., an Ontario corporation and certain other Foreign Subsidiaries of US Borrower from time to time party thereto as Non- US Borrowers (collectively, the “Non-US Borrowers” and each a “Non-US Borrower”, together with the US Borrower, collectively the “Borrowers”). Capitalized words and phrases not otherwise defined herein shall have the meaning assigned thereto in the Credit Agreement, which definitions are hereby incorporated by reference. Pursuant to Section 2.3(a) of the Credit Agreement, [US Borrower] [Non-US Borrower] requests that Administrative Agent and Lenders make the following Loan(s) to [US Borrower] [Non-US Borrower] in accordance with the applicable terms and conditions of the Credit Agreement on the date stated below: On ____________, 20__ $__________ Revolving Credit Loan Amount $__________ Swingline Loan Amount (a) Interest Rate: ☐ Base Rate1 ☐ Eurocurrency Rate ☐ SONIA Daily Rate2 (b) Currency:3 ☐ Canadian Dollars ☐ Dollars ☐ Euros ☐ Sterling (c) Interest Period (for Eurocurrency Rate Loans only): ________ months (insert one, three, six or twelve) 1 Base Rate Loans are only available for Loans denominated in Dollars. 2 SONIA Daily Rate Loans are only available for Loans denominated in Sterling. 3 All Eurocurrency Rate Loans denominated in an Alternative Currency must be Eurocurrency Rate Loans.

118807503_5 [US Borrower] [Non-US Borrower] hereby certifies to Administrative Agent that: (a) after making the Loan(s) requested on the date hereof: (i) the Revolving Credit Outstandings will not exceed the Revolving Credit Commitment and (ii) the aggregate Revolving Credit Outstandings denominated in an Alternative Currency shall not exceed the Alternative Currency Sublimit. (b) as of the date hereof, the representations and warranties of Borrowers contained in Article VII of the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier) except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (without duplication of any materiality qualifier) as of such earlier date, and except that the representations and warranties contained in Section 7.15 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to subsections (a) and (b), respectively, of Section 8.1 of the Credit Agreement; and (c) as of the date hereof, no Default or Event of Default has occurred and is continuing [Signature page to follow]

[Signature Page to Notice of Borrowing] 118807503_5 DATED: [__________, 20__] [____________________]4 By: ___________________________________ Name: Title: 4 Notice of Borrowing will be executed by applicable Borrower.

118807503_5 Exhibit D Form of Notice of Prepayment __________, 20__ Wells Fargo Bank, National Association 1525 W. WT Harris Blvd. Charlotte, NC 28262-0680 Attn: Syndication Agency Services Ladies and Gentlemen: Reference is hereby made to that certain Second Amended and Restated Credit Agreement dated as of July 30, 2019 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”), by and among Federal Signal Corporation, a Delaware corporation, as a Borrower (“US Borrower”), FST Canada Inc., an Ontario corporation and certain other Foreign Subsidiaries of US Borrower from time to time party thereto as Non-US Borrowers (collectively, the “Non-US Borrowers” and each a “Non-US Borrower”, together with the US Borrower, collectively the “Borrowers”), the financial institutions from time to time party thereto as Lenders (“Lenders”) and Wells Fargo Bank, National Association, as Administrative Agent (“Administrative Agent”). Terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. Pursuant to Section 2.4(c) of the Credit Agreement, we hereby give you irrevocable notice that we shall prepay certain Loans under the Credit Agreement. 1. Date of prepayment: [__________, 20__]. 2. Type of Loan prepaid: [Swingline/Revolving] Loans that are [Base/Eurocurrency/SONIA Daily] Rate Loans [Dollars/Alternative Currency/Sterling]. 3. Aggregate amount of prepayment: $____________. [Remainder of page intentionally left blank]

[Signature Page to Notice of Prepayment] 118807503_5 Date: [__________, 20__] [________________]5 By: _________________________________________ Name: Title: 5 Notice of Prepayment will be executed by applicable Borrower.

118807503_5 Exhibit E Form of Notice of Conversion/Continuation Reference is made to that certain Second Amended and Restated Credit Agreement dated as of July 30, 2019 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”) by and among the several financial institutions party thereto as Lenders, Wells Fargo Bank, National Association, a national banking association, as Administrative Agent (“Administrative Agent”) and Federal Signal Corporation, a Delaware corporation, as a Borrower (“US Borrower”), FST Canada Inc., an Ontario corporation and certain other Foreign Subsidiaries of US Borrower from time to time party thereto as Non- US Borrowers (collectively, the “Non-US Borrowers” and each a “Non-US Borrower”, together with the US Borrower, collectively the “Borrowers”). Capitalized words and phrases not otherwise defined herein shall have the meaning assigned thereto in the Credit Agreement, which definitions are hereby incorporated by reference. Pursuant to Section 5.2 of the Credit Agreement, [US Borrower] [Non- US Borrower] requests that Administrative Agent and Lenders convert or continue Loans as follows: 1. Date of conversion/continuation: __________, _____ 2. Principal amount of Loans being converted/continued: $ __________ 3. Nature of conversion/continuation: [ ] a. Conversion of Base Rate Loans to Eurocurrency Rate Loans [ ] b. Conversion of Eurocurrency Rate Loans to Base Rate Loans6 [ ] c. Continuation of Eurocurrency Rate Loans as such [ ] d. Continuation of SONIA Daily Rate Loans as such 4. If Loans are being continued as or converted to Eurocurrency Rate Loans, the duration of the new Interest Period that commences on the conversion/ continuation date: __________ month(s) (must be one, three, six or twelve months). Borrower hereby certifies to Administrative Agent that: 1. as of the date hereof, the representations and warranties of Borrowers contained in Article VII of the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier) except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (without duplication of any materiality qualifier) as of such earlier date, and except that the representations and warranties contained in Section 7.15 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to subsections (a) and (b), respectively, of Section 8.1 of the Credit Agreement; and 2. as of the date hereof, no Default or Event of Default has occurred and is continuing. [Signature pages to follow] 6 This option is only available for Loans denominated in Dollars.

[Signature Page to Notice of Conversion/Continuation] 118807503_5 DATED: [__________, 20__] [_______________]7 By: ___________________________________ Name: Title: 7 Notice of Conversion/Continuation will be executed by applicable Borrower.

118807503_5